Exhibit 10.1

Execution version

SHARE SALE AND PURCHASE AGREEMENT

between

Vision Energy Holdings AG

as the Seller

and

LBC Tank Terminals Europe B.V.

as the Purchaser

Dated 22 November 2024

for the acquisition by the Purchaser of all issued shares in the share capital of the Company

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TABLE OF CONTENTS

TABLE OF CONTENTS	ii
INTRODUCTION	1
RECITALS	1

1.	Definitions and interpretation	2
1.1	Definitions and interpretation	2
1.2	Schedules and Annexes	2
2.	Sale, purchase and transfer of the Shares	2
2.1	Sale and purchase of the Shares	2
2.2	Transfer of the Shares and acknowledgment	2
2.3	Ancillary rights	2
3.	Purchase Price and payment	3
3.1	Purchase Price	3
3.2	Closing Payment Amount	3
3.3	Payment of the Closing Payment Amount at Closing	3
3.5	Payment of the adjustment amount after Closing	4
4.	Closing	5
4.1	Place of Closing	5
4.2	Closing Actions	5
4.3	Breach of Closing Actions	5
4.4	Settlement of intra-group arrangements and agreements	6
5.	Post-closing covenants	7
5.1	Retention of records	7
5.2	Wrong box items	8
5.3	Liquidiation of Dissolving Entities	8
6.	Seller’s Warranties	8
6.1	Fundamental and other Seller’s Warranties	8
6.2	Reliance, effect of Breach	8
7.	Liability of the Seller	9
7.1	General principle	9
7.2	Information with respect to a Warranty Claim	9
8.	Limitation of liability	9
8.1	Limitations in time	9
8.2	Limitations as to minimum amount	10

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8.3	Aggregate minimum amounts	10
8.4	Maximum liability	10
8.5	Contingent liabilities	10
8.6	Fairly Disclosed	11
8.7	No limitations	11
8.8	Effect of Tax and insurance	11
8.9	Matters arising after the Closing Date	11
8.10	Payment without deductions	12
8.11	No double recovery	12
8.12	Mitigation	12
9.	Third Party Claims	12
9.1	Defence against Third Party Claims	12
10.	Purchaser’s Warranties	13
10.1	Purchaser’s Warranties	13
11.	Tax	13
12.	Restrictive covenants	13
12.1	Non-competition	13
12.2	Non-solicitation	13
12.3	Use of name	13
13.	Confidentiality	14
13.1	Confidentiality	14
13.2	Exceptions	14
14.	Miscellaneous provisions	15
14.1	Further action	15
14.2	Binding effect	15
14.3	Entire Agreement	15
14.4	Invalid provisions	15
14.5	Amendment	15
14.6	Costs	15
14.7	Consequences of termination	16
14.8	No implied waiver; no forfeit of rights	16
14.9	No rescission or nullification; exclusion	16
14.10	Third party stipulations	17
14.11	Counterparts	17
14.12	Notices	17
14.13	Language	18
14.14	Assignment and Encumbrances	18
14.15	No claims against Directors	19
14.16	Notary	19
14.17	Choice of law	20
14.18	Disputes	20

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Schedule 1.	Definitions and interpretation	23
Schedule 2.	Agreed form of Deed of Transfer	38
Schedule 3.	Establishment of the Purchase Price	39
Annex I. Estimated Net Debt Statement		42
Schedule 4.	Addresses for notices	43
Schedule 5.	Notary Letter	44
Schedule 6.	Closing Actions	45
Schedule 7.	Seller’s Warranties	46
Schedule 8.	Purchaser’s warranties	55
Schedule 9.	Tax Deed	56
Schedule 10.	Data Room index	60
Annex 3.2		61
Annex 4.3		62
Annex 9.1		63
Annex 9.2		64
Annex 12.1		65

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SHARE SALE AND PURCHASE AGREEMENT

INTRODUCTION

This share sale and purchase agreement (the “Agreement”) is entered into on 22 November 2024 between:

1.	VISION ENERGY HOLDINGS AG, a company organised under the laws of Switzerland, whose corporate seat is at Baar and with trade register number CHE-163.457.937, hereinafter referred to as “Seller”;

and

2.	LBC TANK TERMINALS EUROPE B.V., a company organised under the laws of the Netherlands, whose corporate seat is at Rotterdam and with trade register number 83572325, hereinafter referred to as “Purchaser”,

(each a “Party” in this Agreement and together, the “Parties”).

RECITALS

A.	The Seller holds all issued and outstanding shares in the capital of Evolution Terminals B.V., a private company with limited liability organised under the laws of the Netherlands, whose corporate seat is at Amsterdam, the Netherlands with address at Weena 290, 10th Floor (3012 NJ), Rotterdam, the Netherlands, and trade register number 78207886 (the “Company”).

B.	On 4 October 2024, the Purchaser has issued a non-binding offer for the acquisition of the Company (and the Dissolving Entities (as defined hereafter)). Following this non-binding offer, the Parties entered into an exclusivity and timeline agreement on 10 October 2024.

C.	The Purchaser (or any affiliate thereof) has submitted a binding offer in respect of the acquisition of the Company on 15 November 2024, which was accepted by the Seller on 18 November 2024.

D.	The Seller wishes to sell and transfer the Shares (as defined hereafter) to the Purchaser and the Purchaser wishes to purchase and acquire the Shares from the Seller (the “Transaction”).

E.	No works council (ondernemingsraad) or employee representative body (personeelsvertegenwoordiging) has been established or is in the process of being established at the Company.

F.	Each of the Parties has obtained all corporate and other internal approvals required by it for entering into the Transaction.

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G.	The Parties wish to lay down in this Agreement the terms and conditions of the Transaction.

AGREEMENT

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions and interpretation

1.1.1	Capitalised terms and expressions used in this Agreement have the meanings set out thereto in part 1 of Schedule 1 (Definitions and interpretation).

1.1.2	The provisions set out in part 2 of Schedule 1 (Definitions and interpretation) apply throughout this Agreement.

1.2	Schedules and Annexes

Each of the Schedules and Annexes form part of this Agreement and have the same force and effect as if set out in the body of this Agreement. Any reference to this Agreement includes a reference to all Schedules and Annexes.

2	SALE, PURCHASE AND TRANSFER OF THE SHARES

2.1	Sale and purchase of the Shares

On the terms and subject to the conditions set out in this Agreement, the Seller hereby sells the Shares to the Purchaser and the Purchaser hereby purchases the Shares from the Seller.

2.2	Transfer of the Shares and acknowledgment

2.2.1	On the terms and subject to the conditions set out in this Agreement, the Seller shall transfer the Shares on the Closing Date, free from Encumbrances and together with all rights attached to the Shares, to the Purchaser and the Purchaser shall acquire and accept the Shares from the Seller through the execution of a notarial deed of transfer (the “Deed of Transfer”). An agreed form of the Deed of Transfer is attached hereto as Schedule 2 (Agreed form of Deed of Transfer).

2.2.2	The Seller shall procure that the Company acknowledges the transfer of the Shares on the Closing Date by co-signing the Deed of Transfer.

2.3	Ancillary rights

The sale and transfer of the Shares include all ancillary rights attached thereto as per the Closing Date, such as the right to receive all distributions on the Shares that have been declared but not yet paid on the Closing Date.

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3	PURCHASE PRICE AND PAYMENT

3.1	Purchase Price

3.1.1	The purchase price for the Shares (the “Purchase Price”) shall be an amount equal to:

a.	EUR 20,000,000 (twenty million euro) (the “Base Purchase Price”);

plus or minus

b.	the Net Debt (to be established in accordance with Schedule 3 (Establishment of the Purchase Price)).

3.2	Closing Payment Amount

3.2.1	The amount payable at Closing (the “Closing Payment Amount”) shall be the sum of:

a.	the Base Purchase Price;

plus or minus

b.	the Estimated Net Debt;

minus

c.	the Holdback Amount (as defined below).

3.3	Payment of the Closing Payment Amount at Closing

At Closing, the Purchaser has paid the Closing Payment Amount into the Notary Account in accordance with the Notary Letter. The Parties have instructed the Notary to hold the Closing Payment Amount in accordance with the terms and conditions of the Notary Letter.

3.4	Notary Letter

The Parties have signed a detailed letter of instruction to the Notary, of which a copy is attached as Schedule 5 (Notary Letter), setting out the funds flow at Closing (the “Notary Letter”).

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3.5	Payment of the adjustment amount after Closing

No later than 3 (three) Business Days after the Purchase Price has been finally agreed or established pursuant to Schedule 3 (Establishment of the Purchase Price):

a.	if the Purchase Price is higher than the Closing Payment Amount, the Purchaser shall pay to the Seller the amount by which the Purchase Price exceeds the Closing Payment Amount; or

b.	if the Purchase Price is lower than the Closing Payment Amount, the Seller shall pay to the Purchaser the amount by which the Closing Payment Amount exceeds the Purchase Price,

by transferring such amount into the bank account of the receiving Party set out in Schedule 4 (Addresses for notices).

3.6	Holdback Amount

3.6.1	The Purchaser shall retain part of the Base Purchase Price in the amount of EUR 500,000 (five hundred thousand euro) in cash to secure the obligations of the Seller under this Agreement (the “Holdback Amount”).

3.6.2	The Holdback Amount shall be held back by the Purchaser as security for any claims under this Agreement. The Holdback Amount shall be paid by the Purchaser to the Seller as follows:

a.	an amount equal to 50% of the Holdback Amount shall be released to the Seller by the Purchaser after expiry of 1 (one) year of the Closing Date; and

b.	the remaining amount of the Holdback Amount shall be released to the Seller by the Purchaser after expiry of 2 (two) years after the Closing Date,

provided in each case that if at the relevant that the amount payable under a. and/or b. above shall be deducted by (i) the amount of any claim submitted by the Purchaser to the Seller in accordance with this Agreement prior to the end of the relevant released date and which has not been settled in full prior to such release date (including for the avoidance of doubt any claims pursuant to Clause 3.5) and (ii) the amount of any claim submitted by the Purchaser and which has been set-off (verrekend) in accordance with Clause 3.6.3.

3.6.3	In the event the Purchaser has submitted a claim under this Agreement and the Parties have reached agreement on the amount payable by the Seller to the Purchaser in respect of such claim, or such claim has been awarded in favour of the Purchaser in court proceedings, such claim shall be settled by means of set-off (verrekening) with the Holdback Amount.

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3.6.4	If the Purchaser (i) has not paid (part of) the Holdback Amount in accordance with Clause 3.6.2 and (ii) has not commenced legal proceedings within nine (9) months after the date of which the relevant amount of the Holdback Amount was due pursuant to Clause 3.6.2, the Purchaser the (part of) the Holdback Amount that has not been paid shall be immediately due to the Seller and paid out to the Seller within five (5) Business Days, unless the Parties have entered into good faith negotiations with regard to the respective claim on such date.

3.7	Adjustment for Tax purposes

If any payment is made by the Seller to the Purchaser or by the Purchaser to the Seller under this Agreement, other than the payment of the Purchaser Price, but including, for the avoidance of doubt, any payments made in respect of any claim by the Purchaser under this Agreement (including Warranty Claims and claims pursuant to any indemnity under this Agreement), shall, to the extent permitted by Applicable Law, be treated as an adjustment of the Purchase Price for accounting and Tax purposes.

4	CLOSING

4.1	Place of Closing

Closing shall take place on the Closing Date at the offices of NautaDutilh at Beethovenstraat 400, (1082 PR) Amsterdam, the Netherlands.

4.2	Closing Actions

At or prior to Closing, each Party shall do, or procure to be done, those things listed in relation to it or its Affiliates in Schedule 6 (Closing Actions) and the Notary Letter (the “Closing Actions”) in the order in which they are required to be carried out pursuant to that Schedule and the Notary Letter.

4.3	Breach of Closing Actions

4.3.1	If on the Closing Date, the Seller or the Purchaser is in material breach of any of the Closing Actions (a “Defaulting Party”), and such breach results in Closing not occurring in accordance with Clause 4.1 (Place of Closing) and Clause 4.2 (Closing Actions), then, without prejudice to any other rights and remedies available to it, the Purchaser if the Defaulting Party is the Seller and the Seller in case the Defaulting Party is the Purchaser (the “Non-Defaulting Party”) shall be entitled to:

a.	effect Closing on the Closing Date insofar as practicable having regard to the default(s) that has/have occurred; or

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b.	set a new date for Closing or, as the case may be, for the performance of the remaining Closing Actions in accordance with Clause 4.3.2.

4.3.2	Further to Clause 4.3.1, in the event the Non-Defaulting Party chooses, in such Party’s sole discretion, not to effect or complete Closing in accordance with Clause 4.3.1, a new date for Closing may be set by such Non-Defaulting Party occurring in the period between 5 (five) and 20 (twenty) Business Days after the original Closing Date, in which case the provisions of Clause 4.2 (Closing Actions) shall apply to Closing as so deferred. If on the new date set for Closing in accordance with this Clause 4.3.2, the Defaulting Party is (again) in material breach of any of the Closing Actions and such breach results in Closing not occurring in accordance with Clause 4.1 (Place of Closing) and Clause 4.2 (Closing Actions), then, without prejudice to any other rights and remedies available to it, Non-Defaulting Party shall be entitled to:

a.	effect Closing on the Closing Date insofar as practicable having regard to the default(s) that has/have occurred; or

b.	set a new date for Closing or, as the case may be, for the performance of the remaining Closing Actions in accordance with Clause 4.3.2.

4.3.3	If this Agreement is terminated in accordance with this Clause 4.3 (Breach of Closing Actions) and any actions referred to in Clause 4.2 (Closing Actions) have been taken, subject to Clause 14.7 (Consequences of termination) the Parties shall as soon as possible undo those actions and shall give all necessary cooperation to undo those actions already taken.

4.4	Settlement of intra-group arrangements and agreements

4.4.1	The Seller shall procure that all Intercompany Payables and Intercompany Receivables shall be fully and finally settled at Closing, in each case without any additional costs, expenses, damage or liability in respect of Tax for the Company. The Seller shall procure that repayments to be made pursuant to this Clause 4.4.1 will be aggregated by intra group transfers or otherwise by the relevant members of the Seller Group on the one hand and by the Company on the other hand by way of set off as far as possible. The Seller shall indemnify and hold harmless the Purchaser against all amounts of Intercompany Receivables which have not been fully and finally settled at Closing.

4.4.2	The Seller shall procure at Closing the release of the Company from any guarantee, indemnity, letter of comfort or Encumbrance or other similar liability given or incurred by it for the benefit of any member of the Seller Group or any Related Person of any member of the Seller Group, whether actual or contingent, in each case without any additional costs, expenses, damage or liability in respect of Tax for the Company. The Seller shall indemnify and hold harmless the Purchaser against all amounts paid by the Company after Closing pursuant to any such guarantees, indemnity, letter of comfort or Encumbrances or other liabilities.

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4.4.3	The Seller shall procure that, except as expressly set out in this Agreement or otherwise to be agreed by the Parties, all existing agreements and arrangements between one or more members of the Seller Group or any Related Person of any member of any Seller Group (excluding the Company) on the one hand and the Company on the other hand shall be terminated prior to or at Closing, in each case without any additional costs, expenses, damage or liability in respect of Tax for the Company. The Seller shall indemnify and hold harmless the Purchaser and, as an irrevocable third party stipulation the Company against any amounts to be paid under existing agreements and arrangements between one or more member of any Seller Group or their respective Related Persons on the one hand and the Company on the other hand which would not have been due if the respective agreements or arrangements would have been terminated prior to or at Closing.

4.4.4	The Seller, and on behalf of each member of the Seller Group, hereby:

a.	confirms that it has no recourse claim (regresvordering) against the Company; and

b.	to the extent any recourse claim referred to in Clause 4.4.4(a) does exist, waives its right in this respect unconditionally without any consideration. The Seller indemnifies and holds the Purchaser harmless for any Damages or liability in respect of Tax suffered and any amount to be paid by the Purchaser and/or the Company, or as a result of or related to any recourse claims (regresvorderingen) of a member of the Seller Group against the Company which has not been waived validly pursuant to the foregoing sentence.

5	POST-CLOSING COVENANTS

5.1	Retention of records

Following the Closing Date, the Seller shall, and shall procure that its Affiliates shall, retain for a period of 7 (seven) years from Closing, (or such longer period as may be prescribed by Applicable Law), all books, records and other written information that are in their possession at Closing and relate to the Company or its assets, liabilities and/or business. The Seller shall and shall procure that the Seller Group shall allow the Purchaser and members of the Purchaser Group and the Purchaser Representatives, upon reasonable written notice, reasonable access during normal business hours to such books, records and other information, including the right to inspect and take copies.

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5.2	Wrong box items

If in respect of certain items of which it is evident that they belong to the (business of) the Company it appears that the title thereto at the time of Closing was held by another entity of the Seller Group instead of the Company, or in respect of certain items and/or liabilities of which it is evident that they do not belong to the (business of) the Company it appears that the title thereto was at the time of Closing held by the Company instead of another entity of the Seller Group, such items and/or liabilities shall be transferred by the Seller to the Purchaser, or, at the option of the Purchaser to the relevant member of the Purchaser Group, or by the Purchaser or the Company to the Seller, as the case may be, without any adjustment of the Purchase Price and without any consideration being due in relation to such transfer (as such consideration is deemed to have been part of the Purchase Price).

5.3	Liquidiation of Dissolving Entities

The Seller will procure that any documents that still need to be deposited or any other action that still needs to be taken in view of the liquidiation of (i) Evolution Terminals Operating B.V., (ii) Evolution Terminals SPV II B.V. and (iii) Vision Hydrgogen B.V. (the “Dissolving Entities”) shall be taken by the Seller and at the Seller’s cost and in accordance with relevant legal requirements (including timing). The Seller shall indemnify the Purchaser and the Company for any liablity, cost or damage incurred or suffered by the Company in relation to the Dissolving Entities or the liquidiation thereof.

6	SELLER’S WARRANTIES

6.1	Fundamental and other Seller’s Warranties

6.1.1	The Seller represents and warrants to the Purchaser that each of the Fundamental Warranties is true, accurate and not misleading at the Closing Date.

6.1.2	The Seller represents and warrants to the Purchaser that each of the other Seller’s Warranties set out in Schedule 7 (Seller’s Warranties) is true, accurate and not misleading at the Closing Date.

6.1.3	No Seller’s Warranty shall be limited by the contents of another Seller’s Warranty. Each Seller’s Warranty shall be construed as separate and independent. The Purchaser is at all times free to decide which Seller’s Warranty or Seller’s Warranties to invoke in case of a Breach which is covered by more than one Seller’s Warranty, or to invoke another provision of this Agreement.

6.2	Reliance, effect of Breach

6.2.1	The Seller’s Warranties are given by the Seller with the knowledge that the Purchaser is relying thereon in connection with the Transaction. By giving the Seller’s Warranties, the Seller accepts the liability and risks allocated to it in case of a Breach of any of the Seller’s Warranties and the consequences set out in Clause 7 (Liability of the Seller) in the event of such Breach.

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7	LIABILITY OF THE SELLER

7.1	General principle

7.1.1	In the event of a Breach of any of the Seller Warranties or a Tax Claim, the Seller shall be liable towards, and compensate the Purchaser for, all the Damages or amount of any Tax Liability suffered or incurred by the Purchaser as a result of such Breach whereby any Damages or Tax Liability suffered or incurred at the level of a Company shall be deemed Damages or Tax Liability suffered or incurred by the Purchaser.

7.2	Information with respect to a Warranty Claim

Where the Purchaser considers making a Warranty Claim (other than a claim in respect of a Tax Warranty to which claim Schedule 9 (Tax Deed) shall apply) it shall, within a reasonable period of discovery of the circumstances giving rise to such Warranty Claim, notify the Seller giving reasonable particulars of the facts relating to such Warranty Claim (to the extent known to the Purchaser). Any failure or delay on the part of the Purchaser to notify the Seller shall not prejudice the Purchaser’s right to make a Warranty Claim, but shall reduce the Damages by the amount of the damage attributable to such failure or delay.

8	LIMITATION OF LIABILITY

8.1	Limitations in time

8.1.1	The Seller shall not be liable in respect of:

a.	a Breach of any of the Fundamental Warranties after expiry of 5 (five) years from the Closing Date;

b.	a Tax Claim after expiry of a period of 90 (ninety) Business Days after the expiry of the relevant statutory limitation period (including formal extensions by any Authority) regarding the relevant Tax Liability of the relevant Company concerning such claim; and

c.	a Breach of any of the other Seller’s Warranties, after expiry of 2 (two) years from the Closing Date,

except in respect of

d.	a Warranty Claim (other than in respect of the Tax Warranties) of which the Purchaser gives written notice to the Seller before that relevant date in accordance with Clause 7.2 (Information with respect to a Warranty Claim); or

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e.	a Tax Claim of which the Purchaser gives written notice in accordance with Schedule 9 (Tax Deed).

8.2	Limitations as to minimum amount

Except in the event a Warranty Claim regards a Fundamental Warranty or Tax Warranty (to which this limitation shall not apply), the Seller shall not be liable for any individual Warranty Claim where the amount of Damages involved does not exceed EUR 20,000 (twenty thousand euro).

8.3	Aggregate minimum amounts

Except in the event a Warranty Claim regards a Fundamental Warranty or Tax Warrany (to which this limitation shall not apply), the Seller shall not be liable for any Warranty Claims (that individually exceed the minimum threshold referred to in Clause 8.2 (Limitations as to minimum amount)) unless the aggregate amount of Damages due exceeds EUR 200,000 (two hundred thousand euro), provided that in the event the aggregate amount of Damages does exceed such threshold the Seller shall be liable for the whole amount of such Damages and not merely the excess.

8.4	Maximum liability

8.4.1	The maximum aggregate liability of the Seller with respect to any and all Warranty Claims shall not exceed EUR 500,000 (five hundred thousand euro), provided that such maximum liability shall not apply in respect of Warranty Claims under the Fundamental Warranties and the Tax Warranties.

8.4.2	In no event shall the aggregate liability for Warranty Claims and Tax Claims and/or other aggregate liability of the Seller pursuant to this Agreement exceed the Purchase Price.

8.5	Contingent liabilities

If any claim (other than a Tax Claim) is based upon a liability which is contingent only, the Seller shall not be liable to pay unless and until such contingent liability gives rise to an obligation to make a payment, but the Purchaser has the right to give notice of that claim. For the purposes of this Clause 8.5 (Contingent liabilities), the term “contingent” means that the relevant breach of this Agreement has occurred, but the relevant Damages have not materialised.

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8.6	Fairly Disclosed

The Seller shall not be liable for any breach of any of the Sellers Warranties (other than the Fundamental Warranties) in respect of any matters Fairly Disclosed. Parties explicitly agree that none of the Disclosed Information is Fairly Disclosed against the Fundamental Warranties.

8.7	No limitations

Nothing in this Agreement shall limit the liability of the Seller in the event of fraud (bedrog), wilful misconduct (opzet) or intentional recklessness (bewuste roekeloosheid) on the part of the Seller, any of its Affiliates or any of its and their directors, officers and employees.

8.8	Effect of Tax and insurance

8.8.1	In determining the amount of Damages and any Tax Liability, the following factors shall be taken into account:

a.	any Tax Benefit actually realized by the Company to the extent that Tax Benefit is directly attributable to the facts giving rise to the Warranty Claim or Tax Claim; and

b.	any amount actually received by the Company under any insurance policy or from any other third party (other than a Tax Authority), to the extent that such amount is directly attributable to the facts giving rise to the Warranty Claim.

8.8.2	If and to the extent:

a.	the Seller makes a payment in respect of a Warranty Claim; and

b.	any Third Party Sum is received in relation to the circumstances giving rise to such Warranty Claim; and

c.	the aggregate of the Third Party Sum and the payment made by the Seller in respect of such Warranty Claim exceeds the amount required to compensate the Damages in full,

the Purchaser shall, promptly upon receipt of the Third Party Sum by it or the Company, repay to the Seller an amount equal to the excess less any reasonable costs and expenses and Taxes due.

8.9	Matters arising after the Closing Date

The Seller shall not be liable for a Warranty Claim or Tax Claim in respect of any matter, act, omission or circumstance to the extent that the same would not have occurred but for:

a.	the passing of, or any change in, any Applicable Law after the Closing Date; or

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b.	any voluntary change in any accounting or Tax policy, basis or practice of the Purchaser or any other member of the Purchaser Group introduced or having effect after the Closing Date, except to the extent required by Applicable Law;

c.	any voluntary act or omission to act by the Purchaser or any other member of the Purchaser Group after the Closing Date, except to the extent required by Applicable Law.

8.10	Payment without deductions

All sums payable by the Seller to the Purchaser or the Company pursuant to this Agreement shall be paid free and clear of any deductions or withholdings whatsoever save only as may be required by Applicable Law. Where any deduction or withholding is required by Applicable Law, the Seller shall be obliged to pay to the Purchaser or the Company such greater sum as will, after such deduction or withholding, leave the Purchaser or the Company with the same amount as it would have been entitled to receive in the absence of any such deduction or withholding.

8.11	No double recovery

The Seller shall be liable under or otherwise in connection with this Agreement no more than once in respect of the same Damage or Tax Liabilty.

8.12	Mitigation

Nothing in this Agreement shall be deemed to relieve the Seller or the Purchaser, as the case may be, from any duty under Applicable Law to mitigate any Damage.

9	THIRD PARTY CLAIMS

9.1	Defence against Third Party Claims

9.1.1	As soon as possible following the notification of a claim (other than a Tax Claim) by the Purchaser based on or related to a Third Party Claim, the Parties shall consult each other on the course of action to be taken. The Purchaser shall, however, at its sole discretion but subject to any restriction under any insurance policy, be entitled to take, or procure the Company to take, any action to defend the Third Party Claim, provided that the Purchaser may not settle the claim or cause the claim to be settled without the prior written consent of the Seller, not to be unreasonably withheld.

9.1.2	In connection with a claim (other than a Tax Claim) by the Purchaser based on or related to a Third Party Claim, the Parties will allow each other access to all relevant books and records during normal business hours and at the place where the same are normally kept, with full right to make copies thereof or take extracts therefrom. Such books and records shall be subject to a duty of confidentiality except for disclosure necessary for resolving such Third Party Claim or otherwise required by Applicable Law or stock exchange rules.

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10	PURCHASER’S WARRANTIES

10.1	Purchaser’s Warranties

The Purchaser represents and warrants to the Seller that each of the statements set out in Schedule 8 (Purchaser’s Warranties) is true, accurate and not misleading at the Closing Date.

11	TAX

The provisions of Schedule 9 (Tax Deed) shall apply with respect to Tax.

12	RESTRICTIVE COVENANTS

12.1	Non-competition

The Seller undertakes towards the Purchaser that it will not itself and procure that no member of the Seller Group will for a period of 2 (two) years from the Closing Date in any capacity or in any way whatsoever within a radius of 100 kilometers from the Project Site, either directly or indirectly be engaged or involved in, or approach any person with a view to owning, being engaged or involved in the conduct of any business involving the development or production of or the trading in any products developed, produced or traded, or the provision of services developed or provided, by the Company as developed, produced, traded or provided at the Closing Date or which may compete therewith.

12.2	Non-solicitation

The Seller undertakes towards the Purchaser that it will not itself and procure that no member of the Seller Group will, for a period of 2 (two) years from the Closing Date, persuade or cause or attempt to persuade any customer, supplier of or person otherwise doing business with the Company to terminate his relationship with the Company or take any action that may result in the impairment of such relationship or assist or cause or attempt to assist any competitor of the Company in the conduct of any business within the geographical scope referred to in Clause 12.1 (Non-competition) hereof.

12.3	Use of name

The Seller hereby undertakes towards the Purchaser that it will not directly or indirectly use the name “Evolution Terminals” or any abbreviation of any such name or any combination including any such name, or the logo of the Company as from the Closing Date.

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13	CONFIDENTIALITY

13.1	Confidentiality

13.1.1	Subject to the provision of Clause 13.2 (Exceptions) neither the Seller nor the Purchaser shall make (or permit any other member of the Seller Group or the Purchaser Group to make) any announcement concerning the Transaction or any ancillary matter before, on, or after Closing.

13.1.2	The Seller and the Purchaser shall and shall procure that each member of the Seller Group and the Purchaser Group (as the case may be) shall keep confidential the terms of this Agreement and all information provided to it by or on behalf of the other Party or otherwise obtained by or in connection with this Agreement which relates to the other Party or any member of the Purchaser Group or the Seller Group (as the case may be).

13.2	Exceptions

Nothing in Clause 13.1 (Confidentiality) prevents any announcement being made or any confidential information being disclosed by any Party:

a.	on or following the Closing Date, if the Parties have reasonably agreed on the contents of such announcement; or

b.	to the extent required by Applicable Law or any competent regulatory body or recognised stock exchange or to comply with any applicable accounting requirements; any Party so required to disclose any confidential information shall promptly notify the other Party, where practicable and to the extent lawful to do so, before disclosure occurs and shall consult with the other Party regarding the timing and content of such disclosure and shall take such action which the other Party may reasonably request to challenge the validity of such disclosure requirement; or

c.	which is reasonably necessary in connection with the disclosing Party’s tax affairs;

d.	to the extent that such information is public knowledge other than through unlawful disclosure of which that Party at the time of such disclosure was or could reasonably have been aware that it was unlawful;

e.	in legal proceedings to the extent reasonably necessary to exercise its rights under this Agreement; or

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f.	to that Party’s professional advisers or its financiers subject to a duty of confidentiality and only to the extent necessary for any lawful purpose.

14	MISCELLANEOUS PROVISIONS

14.1	Further action

If at any time after Closing any further action is necessary or desirable in order to implement this Agreement, each Party shall at its own cost execute and deliver any further documents and take all such necessary action as may reasonably be requested from each of such party.

14.2	Binding effect

This Agreement shall not have any binding effect until each Party has validly signed this Agreement.

14.3	Entire Agreement

This Agreement contains the entire agreement between the Parties relating to the subject matter covered hereby and supersedes any previous oral or written agreements, arrangements and understandings between the Parties.

14.4	Invalid provisions

In the event that a provision of this Agreement is null and void or unenforceable (either in whole or in part), the remainder of this Agreement shall continue to be effective to the extent that, given this Agreement’s substance and purpose, such remainder is not inextricably related to the null and void or unenforceable provision. The Parties shall negotiate in good faith to reach agreement on a new provision which differs as little as possible from the null and void or unenforceable provision, taking into account the substance and purpose of this Agreement.

14.5	Amendment

Any amendment to this Agreement shall only have force and effect until it is in writing and signed by each of the Parties, including by means of mutually accepted electronic signature sofware.

14.6	Costs

Except as provided otherwise in this Agreement, each Party shall bear its own costs in connection with the preparation, negotiation, implementation and signing of this Agreement, provided that the costs associated with the Notary Letter and the use of the Notary Account for the payment of the Closing Payment Amount shall be for the account of the Purchaser.

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14.7	Consequences of termination

14.7.1	In the event that this Agreement is terminated pursuant to Clause 4.3 (Breach of Closing Actions), this Agreement shall have no further effect with the exception of the provisions set out in Clause 1 (Definitions and interpretation), Clause 13 (Confidentiality), Clause 14.17 (Choice of law) and Clause 14.18 (Disputes) which provisions shall survive any termination of this Agreement indefinitely.

14.7.2	Termination of this Agreement pursuant to the provisions of Clause 4.3 (Breach of Closing Actions) shall be without prejudice to the liability of any Party as a result of such Party failing to fulfil any of its obligations under this Agreement.

14.7.3	Upon termination of this Agreement pursuant to provisions of Clause 4.3 (Breach of Closing Actions), each Party shall return to the other Party all confidential information (including all copies of such information) which has been supplied by such other Party, its representatives or its advisers or shall expect expunge it from its electronic data, subject to compliance with Applicable Laws.

14.8	No implied waiver; no forfeit of rights

14.8.1	Any waiver under this Agreement must be given by notice to that effect.

14.8.2	Where a Party does not exercise any right under this Agreement (which shall include the granting by a Party to the other Party of an extension of time in which to perform its obligations under any provision hereof), this shall not be deemed to constitute a forfeit of any such rights (rechtsverwerking). The rights of each Party under this Agreement may be exercised as often as necessary and are cumulative and not exclusive of rights and remedies provided by law.

14.9	No rescission or nullification; exclusion

14.9.1	The Parties hereby waive their rights under articles 6:228 and 6:265 to 6:272 inclusive of the DCC to rescind (ontbinden) and/or annul (vernietigen) or demand in legal proceedings the rescission (ontbinding), and/or annulment (vernietiging) in whole or in part, of this Agreement and their rights under article 6:230 of the DCC to request in legal proceedings the amendment of this Agreement.

14.9.2	For the purpose of this Agreement, the applicability of articles 7:17, 7:20 up to and including 7:23 and 6:89 DCC is hereby expressly excluded.

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14.10	Third party stipulations

Except as expressly stated in this Agreement, the terms of this Agreement may be enforced only by a Party to this Agreement or a Party’s permitted assigns or successors and this Agreement does not contain any third party stipulations (derdenbedingen). In the event any third party stipulation (derdenbeding) contained in this Agreement is accepted by any third party, such third party will not become a party to this Agreement.

14.11	Counterparts

This Agreement may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

14.12	Notices

14.12.1	Any notice, request, consent or other communication under or in connection with this Agreement shall be in writing and delivered by hand or sent by registered mail or sent as an email to the relevant email address referred to in Schedule 4 (Addresses for notices). Delivery by courier shall be regarded as delivery by hand.

14.12.2	Notices, requests, consents or other communications under or otherwise in connection with this Agreement shall be sent to the addresses of the Parties as specified in Schedule 4 (Addresses for notices) or such other address as the Party to be given notice may have notified to the other Party from time to time in accordance with this Clause 14.12 (Notices) for that purpose.

14.12.3	A notice, request, consent or other communication under or otherwise in connection with this Agreement shall be effective, in the absence of earlier receipt:

a.	if delivered by hand to the relevant address referred to in Clause 14.12.2, at the time of delivery;

b.	if sent by registered mail to the relevant address referred to in Clause 14.12.2 and that address is in the same country as the sender, at the expiration of 2 (two) days after the time of posting;

c.	if sent by registered mail to the relevant address referred to in Clause 14.12.2 and that address is not in the same country as the sender, at the expiration of 7 (seven) days after the time of posting; and

d.	if sent by email to the relevant email address referred to in Clause 14.12.2, at the time the email was sent.

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14.12.4	If a notice, request, consent or other communication under or otherwise in connection with this Agreement would otherwise be deemed to have been delivered outside normal business hours (being 9:30 a.m. CET to 5:30 p.m. CET on a Business Day) in the time zone of the territory of the recipient under the preceding provisions of this Clause 14.12 (Notices), it shall be deemed to have been delivered at the next opening of such normal business hours in the territory of the recipient.

14.12.5	In proving service of the notice, request, consent or other communication under or otherwise in connection with this Agreement, it shall be sufficient to show that delivery by hand was made or that the envelope containing the notice, request, consent or communication was properly addressed and posted as registered mail or that the email was recorded in the IT system of the sender as having been sent and that the sender did not receive within 1 (one) hour of sending the email an error message indicating failure to deliver. For the avoidance of doubt, a notification that the recipient of an email is out of the office, or no longer working at an organisation, shall not constitute an error message indicating failure to deliver.

14.12.6	The provisions of this Clause 14.12 (Notices) shall not apply in relation to the service of documents for the purpose of litigation.

14.13	Language

The language of this Agreement is English and all notices to be given in connection with this Agreement must be in English. All demands, requests, statements, certificates or other documents or communications to be provided in connection with this Agreement must be in English or accompanied by a certified English translation; in this case the English translation prevails unless the document or communication is a statutory or other official document or communication of which the mandatory language is another language than English.

14.14	Assignment and Encumbrances

No Party may assign this Agreement (contractsoverneming) or assign any of its rights thereunder without the prior written consent of the other Party, and such consent is hereby provided by the Seller in respect of:

a.	any assignment by the Purchaser to any of its wholly-owned subsidiaries which is designated by the Purchaser to acquire the Shares, without prejudice to any of the obligations of the Purchaser under this Agreement; and

b.	any establishment of any Encumbrance by the Purchaser regarding this Agreement in connection with the financing of the Purchase Price.

Any assignment contrary to this Clause 14.14 shall not have effect under property law (geen goederenrechtelijke werking) in accordance with article 3:83 (2) of the DCC.

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14.15	No claims against Directors

The Seller shall refrain from bringing any claim against any Director of the Company in respect of any information supplied (or not supplied) by such Director to the Seller or the Purchaser or any of the persons authorised by the Purchaser in connection with the Transaction, save in the event of wilful intent (opzet), fraud (bedrog) or intentional recklessness (bewuste roekeloosheid) on the part of such Director.

14.16	Notary

14.16.1	The Parties are aware of the fact that the Notary works with NautaDutilh. With reference to the Code of Conduct (Verordening beroeps- en gedragsregels) established by the Royal Notarial Professional Organisation (Koninklijke Notariële Beroepsorganisatie), the Parties hereby explicitly agree that:

a.	the Notary shall execute any notarial deeds related to this Agreement;

b.	they have engaged the Notary to receive and hold the Closing Payment Amount referred to in Clause 3.3 (Payment of the Closing Payment Amount at Closing) ; and

c.	the Purchaser is assisted and represented by NautaDutilh in relation to this Agreement and any agreements that may be concluded, or disputes that may arise, in connection with this Agreement.

14.16.2	The Notary, NautaDutilh N.V. and any person associated with or employed by NautaDutilh N.V.:

a.	will have no liability to the Seller, the Purchaser and/or any other addressee of the Notary Letter for any liabilities, costs, expenses, losses or damage resulting from:

i.	the performance or non-performance of the Notary’s duties under or in connection with the Notary Letter;

ii.	any shortfall in the Completion Amount, or any part thereof or interest thereon, or other damage, loss, cost, expense or liability in respect of the operation of this Notary Letter, including without limitation if caused by the act, omission, fraud, hacking, delay, negligence, default or insolvency as defined in Article 2(4) of Regulation (EU) No 2015/848 of 20 May 2015 on insolvency proceedings (or similar insolvency procedures under the laws of any other relevant jurisdiction) of any of the Sellers, the Buyer and/or any other addressee of the Notary Letter, (other) party to the Deed of Transfer, bank, financial institution, clearing system or other person; or

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iii.	any reversal of payment, or any failure, interruption or malfunctioning of any electronic system or service used in connection with this Notary Letter; and

b.	are indemnified by the parties, and the parties will procure that any other addressee of the Notary Letter will indemnifies, for any liabilities, costs, expenses, losses and damage incurred in connection with the performance or non-performance of the Notary’s duties under or in connection with the Notary Letter, unless such liabilities, costs, expenses, losses or damage are the direct result of fraud or wilful misconduct by the Notary.

14.16.3	In no event shall the Notary or NautaDutilh N.V. or any person associated with or employed by NautaDutilh N.V. be liable for any consequential, indirect or unforeseeable liabilities, costs, expenses, losses or damage, or for any liabilities, costs, expenses, losses or damage of any person who is not an addressee of the Notary Letter.

14.17	Choice of law

This Agreement and the documents to be entered into pursuant to it, shall be exclusively governed by and construed in accordance with Dutch law. Any matter, claim or dispute arising out of or in connection with this Agreement, whether contractual or non-contractual, is to be governed by and determined in accordance with Dutch law.

14.18	Disputes

The Parties agree that any dispute arising out of or in connection with this Agreement, whether contractual or non-contractual, shall be exclusively submitted to the jurisdiction of the Netherlands Commercial Court in Amsterdam.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

Signature pages follow

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Share sale and purchase agreement Project Catalyst - Signature page 1/2

For and on behalf of

Vision Energy Holdings AG

By:	A.A. Hromyk
Title:	Director B

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Share sale and purchase agreement Project Catalyst - Signature page 2/2

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Schedule 1. Definitions and interpretation

Part 1 Definitions

The following capitalised terms and expressions in this Agreement have the following meanings:

“Accounting Principles”	means Dutch GAAP

“Accounts”	means the balance sheets of the Company as at the Accounts Date and the profit and loss accounts of the Company for the period ended on the Accounts Date, together with the explanatory notes thereto

“Accounts Date”	means 31 December 2023

“Accounts Relief”	means (i) a Relief (including a right to a repayment of or in respect of Tax) to the extent it has been specifically treated as a Tax asset in the Accounts or has reduced a liability in respect of Tax in the Accounts or (ii) a Relief to the extent it has been taken into account in computing a provision for deferred Tax which specifically appears in the Accounts or which has resulted in no provision for deferred Tax being made in Accounts

“Actual Tax Liability”	means any liability to make a payment of, in respect of, or on account of Tax

“Affiliate”	means in relation to any person, any direct or indirect subsidiary or direct or indirect holding company of that person (including its ultimate beneficial owner) and any other direct or indirect subsidiary of such holding company

“Agreement”	means this share sale and purchase agreement, as defined in the introduction to this Agreement

“Applicable Law”	means, in relation to any person, any and all laws, common law, statutes, secondary legislation, directives, regulations, resolutions, statutory guidance and codes of practice, civil, criminal or administrative law, notices, judgments, decrees, orders or rulings from any Authority, in each case having the force of law, including any anti-bribery laws, anti-corruption laws, anti-money laundering laws and export control laws, in each case, as applicable to such person

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“Authority”	means a supranational, national, provincial, municipal or other governmental authority, administrative body or court of a relevant jurisdiction (including any subdivision thereof)

“Base Purchase Price”	has the meaning set out in Clause 3.1.1

“Breach”	means any Seller’s Warranty being misleading or not being true or not being accurate

“Business Day”	means a day (other than a Saturday or a Sunday) on which banks are generally open in the Netherlands for the conduct of normal business

“Cash Balance”

means the aggregate amount as at the close of business of the Closing Date of (i) all cash in hand (ii) cash in the bank accounts of the Company (including cash in transit) and (iii) deposits, pre- paids, down payments and other cash-like items to be included in the line items set out in the Net Debt Statement under the heading “Cash”, and calculated in accordance with Schedule 3 (Establishment of the Purchase Price)

“CIT”	means, in the Netherlands, Dutch corporate income tax (vennootschapsbelasting), outside the Netherlands, any foreign Tax of a similar nature

“CIT Act”	means, in the Netherlands, the Dutch Corporate Income Tax Act (Wet op de vennootschapsbelasting 1969), as amended, and outside the Netherlands, any foreign law or act of a similar nature

“Closing”	means the completion of the Transaction on the Closing Date

“Closing Actions”	has the meaning set out in Clause 4.2 (Closing Actions)

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“Closing Date”	means the date of this Agreement

“Closing Payment Amount”	has the meaning set out in Clause 3.2.1

“Company”	has the meaning set out in Recital A

“Damages”	means damages of the Purchaser, whereby the Damages of the Company shall be attributed to the Purchaser, to be determined in accordance with title 1, section 10 of book 6 of the DCC

“Data Room”	means the online data site in the name of Sharepoint containing documents in relation to the Company, which was made available on behalf of the Seller to the Purchaser and the Purchaser Representatives from 14 October 2024 to 11 November 2024 of which an index is attached hereto as Schedule 10 (Data Room index) and which will be electronically stored on USB sticks or provided through electronically secured data files to be exchanged between the Parties at Closing

“DCC”	means the Dutch Civil Code (Burgerlijk Wetboek)

“Debt Balance”

means the aggregate amount as at the close of business of the Closing Date of (i) all debt including outstanding borrowing, bank loans, overdrafts, bonds, other loans, finance leases, shareholder loans, related party payables, (ii) factoring balances owed by the Company to third parties and owed by third parties to the Company including for the purposes of this definition, Intercompany Payables and the Intercompany Receivables, (iii) accounts payable and (iv) debt-like items, including but not limited to current and accrued (income) tax liabilities and deferred wage taxes (Loonheffing), relating to events occurring or periods or portions thereof ending on or prior to the Closing Date, in each case including any accrued interest thereon, to be included in the line items set out in the Net Debt Statement under the heading “Debt”, and calculated in accordance with Schedule 3 (Establishment of the Purchase Price)

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“Deed of Transfer”	has the meaning set out in Clause 2.2.1

“Defaulting Party”	has the meaning set out in Clause 4.3.1

“Director”	means a member of a board of management (bestuurder) or of a supervisory board (commissaris) or any other person holding a similar position in a company in a jurisdiction other than the Netherlands

“Disagreement Date”	has the meaning set out in Section 6 of Schedule 3 (Establishment of the Purchase Price)

“Disclosed Information”	means the information with respect to the Company made available by or on behalf of the Seller to the Purchaser prior to the Closing Date set out in: a. this Agreement; and b. the Data Room.

“Dissolving Entities”	has the meaning set out in Clause 5.3

“Documentation”	means any documentation aimed at instructing users of the Software about its functions

“Effective Tax Liability”	means (i) the use or set-off of a Purchaser Relief, where, but for such use or set-off, an Actual Tax Liability would have arisen in respect of which the Seller would have been liable but for such use or set-off and (ii) any non-availability, in whole or in part, of any Accounts Relief, whereby the amount of the Tax Liability is for these purposes deemed to be equal to: (a) in respect of an Accounts Relief which was not or is not a right to a repayment of or in respect of Tax, the amount of Tax which would have been saved but for the non-availability of the Accounts Relief and (b) in respect of an Accounts Relief which was or is a right to a repayment of or in respect of Tax, the amount of the repayment which is not available

“Encumbrances”	means any rights of pledge, mortgage or usufruct, liens or attachments, option rights, rights of retention, rights of first refusal or pre-emption or similar rights

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“Environmental Laws”	means Applicable Law in respect of Environmental Matters which are or have been applicable to the Company

“Environmental Matters”	means all matters relating to the environment, including but not limited to emission or discharge of any substance into air, water (including surface water and ground water) or soil as well as emission of noise and causation of oscillations and/or vibrations

“Estimated Net Debt”	the Seller’s good faith best estimate of the Net Debt Amount to be established by the Parties in accordance with Schedule 3 (Establishment of the Purchase Price)

“ET”	has the meaning set out in Recital A

“ETO”	has the meaning set out in Recital A

“ET SPV”	has the meaning set out in Recital A

“Event”	means any transaction, event, act or omission
“Expert”	means a member of an independent firm of chartered accountants of international repute appointed in accordance with Section 6 of Schedule 3 (Establishment of the Purchase Price) to resolve any dispute arising between the parties in connection with Open Issues.

“Fairly Disclosed”

means any matter or circumstance of which the Purchaser, assisted by its advisors, by taking prima facie knowledge of the matter or circumstance so disclosed by the Disclosed Information and without the need for the Purchaser to further investigate such matter or cross check any document or information referred to, should reasonably be expected to have been aware of such matter constituting a Breach and Disclosure shall be construed accordingly

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“Fundamental Warranties”	the representations and warranties set out in Sections 1, 2, 4.1 and 5 of Schedule 7 (Seller’s Warranties)

“Hardware”	means any equipment containing Software which is owned by, used by (or used for the benefit of) the Company or provided to a third party (including customers), as well as all connections involving such equipment

“Holdback Amount”	has the meaning set out in Clause 3.6.1

“Intercompany Payables”	means the claims any member of the Seller Group has against the Company from any cause of action arising, whether due and payable or not, owing from the Company to any member of the Seller Group, where the is primary debtor (rather than a guarantor or surety), calculated in accordance with Schedule 3 (Establishment of the Purchase Price), but excluding any trade payables arising in the ordinary course of trading of the business

“Intercompany Receivables”

means the claims the Company has against any member of the Seller Group from any cause of action arising, whether due and payable or not, owing from any member of the Seller Group to the Company, where the relevant member of the Seller Group is a primary debtor (rather than a guarantor or surety), calculated in accordance with Schedule

3 (Establishment of the Purchase Price), but excluding any trade receivables arising in the ordinary course of trading of the business

“IP Rights”	means all Registered IP Rights and Non Registered IP Rights

“Know-how”	means any confidential technical and/or business information pertaining to the Company or its business

“Lawyer”	has the meaning set out in Schedule 3 (Establishment of the Purchase Price)

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“Liability”	means any obligation, deficiency or liability of any kind or nature whatsoever, whether asserted or unasserted, absolute or contingent, known or unknown, accrued or unaccrued and whether due or to be become due and regardless of when asserted

“Licensed Rights”	means any rights granted to the Company in respect of IP Rights of third parties

“Local File”	means a local file (lokaal dossier) within the meaning of Chapter VIIA (Aanvullende documentatieverplichtingen verrekenprijzen) of the CIT Act or any similar provision under applicable foreign law

“Long Lease Agreement”	means a long lease agreement amongst North Sea Port Netherlands N.V., ET and Van Citters Beheer B.V. dated 18 December 2020 and as amended from time to time

“Management Accounts”	means the management accounts in respect of the Company as per 30 September 2024

“Master File”	means a master file (groepsdossier) within the meaning of Chapter VIIA (Aanvullende documentatieverplichtingen verrekenprijzen) of the CIT Act or any similar provision under applicable foreign law

“NautaDutilh”	means NautaDutilh N.V., lawyers, civil law notaries and tax advisers, acting as advisers to the Purchaser

“Net Debt”	means the amount by which the Cash Balance is greater than the Debt Balance (in which case such amount shall be expressed as a positive figure) or by which the Cash Balance is less than the Debt Balance (in which case such amount shall be expressed as a negative figure) to be established in accordance with Schedule 3 (Establishment of the Purchase Price)

“Net Debt Statement”	means a statement of the Cash Balance and the Debt Balance of the Company to be provided by the Purchaser to the Seller in accordance with Schedule 3 (Establishment of the Purchase Price)

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“Non Registered IP Rights”	means all national and international intellectual property rights not capable of being registered in a public register, including copyrights, artist rights, sound recording rights, producer’s rights and/or any other neighbouring rights, portrait rights, moral rights and/or database rights, trade names and Know-how, as well as any similar rights

“Non-Defaulting Party”	has the meaning set out in Clause 4.3.1

“Notary”	means any civil law notary (notaris) of NautaDutilh, or any of its deputies

“Notary Account”	means the bank account in the name of Kwaliteitsrekening Notarissen Amsterdam NautaDutilh N.V. with ABN AMRO Bank N.V., IBAN NL60ABNA0452477999, BIC code ABNANL2A

“Notary Letter”	means the notary letter of which a copy is attached as Schedule 5 (Notary Letter) setting out the funds flow at Closing

“NSP Agreement”	the agreement between the Company, North Sea Port Netherlands B.V. and Van Citters Beheer B.V. dated 18 December 2020, as amended by addendum 1 on 25 August 2022 and addendum 2 on 14 March 2024, and the relating emails sent by or on behalf of North Sea Port Netherlands B.V. dated 12 November 2024

“Open Issues”	has the meaning set out in Section 6 of Schedule 3 (Establishment of the Purchase Price)

“Parties”	has the meaning set out in the Introduction

“Party”	has the meaning set out in the Introduction

“Permits”	means all (applications for) permits, authorisations, approvals, consents, waivers, orders, rights, privileges, certificates, registrations, exemptions (ontheffingen) and licenses of any nature required under Applicable Law for the operation of the business of the Company, the ownership, possession, occupation or use of any asset of the Company or the execution and performance of obligations under this Agreement, to be granted by or obtained from any Authority

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“Project”	the new energy hub terminal project in the port of Vlissingen at the Project Site

“Project Site”	Europaweg Zuid 4 (4389 PD) Ritthem

“Purchase Price”	has the meaning set out in Clause 3.1 (Purchase Price)

“Purchaser”	has the meaning set out in the introduction to this Agreement

“Purchaser Group”	means the Purchaser and its Affiliates, including, as from Closing, the Company

“Purchaser Relief”	means (i) any Relief which arises to a member of the Purchaser Group (excluding, for the purposes of this definition, the Company) at any time and (ii) any Relief arising to the Company after the Closing Date and (iii) any Accounts Relief

“Purchaser Representative”	means any director, officer, employee, legal adviser, financial adviser, accountant or other agent of the Purchaser

“Registered IP Rights”	means all national and international intellectual property rights capable of being registered in a public register, including patent rights, model and design rights, topography rights and/or trademark rights, and/or any applications for such rights, as well as any similar rights

“Related Person”	means in relation to any person, a person who or which is a Director or shareholder of that person, or (if applicable) his or her spouse, registered partner or relatives in blood or by marriage in the direct line and in the collateral line in the first degree

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“Relief”	means any loss, relief, allowance, amortisation, depreciation, credit, deduction, exemption, set-off or other relief of a similar nature granted or available in relation to Tax and any repayment or right to repayment of Tax

“Section”	means a section of a Schedule or an Annex, as the case may be

“Seller”	has the meaning set out in the introduction to this Agreement

“Seller Group”	means the Seller and its Affiliates other than the Company

“Seller Tax Audit”	means any Tax Audit that relates to a tax accounting period that starts before the Closing Date and can reasonably be expected to result in a Tax Claim

“Software”	means any software which is used by (or for the benefit of) the Company, including all object code, Documentation and carriers containing such software and Documentation, and regardless of the manner in which it is provided (by means of a license, as a service or otherwise)

“Seller’s Warranties”	means the representations and warranties of the Seller referred to in Clause 6 (Seller’s Warranties) and set out in Schedule 7 (Seller’s Warranties)

“Shares”	means all issued and outstanding shares in the Company

“Signing Date”	means the date of this Agreement

“Straddle Period”	means any Tax period beginning, but not ending, on or before the Closing Date

“Subisidiaries”	Evolution Terminals SPV II B.V., Vision Hydrogen B.V. and Evolution Terminals Operating B.V.

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“Tax”	means:

a.

any form of taxation of any country or jurisdiction, whether arising by way of primary liability or by way of secondary liability, whether direct or indirect, and any levy, duty, charge, contribution (including but not limited to any social security or employee social security scheme) or withholding imposed, assessed or collected;

	b.	any repayment of unlawful state aid relating to any of the items referred to under a. above; and

	c.	any interest, penalty, fine, addition or additional amount on any of the items under a. and b. above.

“Tax Audit”	means any audit, investigation, visit, inspection, assessment, discovery, access order, or other proceedings from a Tax Authority with respect to any Tax matter of a Company

“Tax Authority”	means an Authority competent to impose any liability in respect of Tax or responsible for the administration and/or collection of Tax

“Tax Benefit”	means (i) the amount of any Tax Refund actually received by the Company and (ii) the amount equal to the portion of any item that is actually deductible by the Company for CIT purposes multiplied by the applicable CIT rate, but only to the extent such deduction results in an actual reduction of Tax due by the Company in the financial year in which the Damage or Tax Claim occurred. For the avoidance of doubt, in the event the deduction results in a(n) (increased) tax loss carry forward, the amount of the Tax Benefit shall be considered nil

“Tax Claim”	means any claim under the Tax Indemnity or the Tax Warranties

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“Tax Deed”	means the tax deed attached as Schedule 9 (Tax Deed)

“Tax Document”	means any Tax Return and any computation, document or substantive correspondence in respect of Tax

“Tax Facility”	means any facility available under applicable Tax law as a result of which facility a deferral, exemption or other relief from a Tax Liability is or becomes available in respect of a transaction or event that would have given or might give rise to a Tax Liability, but for the use of such facility

“Tax Indemnity”	means the indemnity set out in Section 1 (Tax Indemnity) of the Tax Deed

“Tax Liability”	means any Actual Tax Liability or any Effective Tax Liability

“Tax Refund”	means any rebate, refund or repayment in relation to Tax

“Tax Return”	means any return, declaration, report or other information relating to Tax, including any schedule or annex thereto, and including any amendment thereof

“Tax Warranties”	means the Seller’s Warranties set out in Section 13 of Schedule 7 (Seller’s Warranties), each a “Tax Warranty”

“Third Party Claim”	means a claim made by a third party (other than a Tax Authority) against the Company

“Third Party Sum”	means any sum received by the Company or any member of the Purchaser Group (or any savings made or any financial benefit received) in respect of the circumstances giving rise to the Warranty Claim (other than from the Seller)

“Transaction”	has the meaning set out in Recital D

“Transaction Documents”	means each of this Agreement, the Deed of Transfer, the Notary Letter and any other document in the agreed form, in each case to which the relevant person is a party

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“VAT”	means within the European Union such Tax as may be levied in accordance with (but subject to derogations from) the Directive 2006/112/EC and outside the European Union any Tax levied by reference to added value, sales and/or consumption

“VAT Act”	means, in the Netherlands, the Dutch VAT Act (Wet op de omzetbelasting 1968), as amended, and outside the Netherlands, any foreign law or act of a similar nature

“VAT Legislation”	means all applicable VAT rules and regulations and orders thereunder

“Vision Hydrogen”	has the meaning set out in Recital A

“Warranty Claim”	means a claim for payment made by the Purchaser in respect of any Breach or alleged Breach

“Works Council Act”	means the Dutch Works Council Act (Wet op de Ondernemingsraden)

Part 2	Provisions

For the purpose of this Agreement:

a.	Gender and number Words denoting the singular shall include the plural and vice versa, unless specifically defined otherwise. Words denoting one gender shall include another gender.

b.	Reference to include The words “include”, “included” or “including” are used to indicate that the matters listed are not a complete enumeration of all matters covered and will be construed as meaning as “including without limitation” except to the extent specifically provided otherwise in this Agreement.

c.	Headings The headings are for convenience or reference only and are not to affect the construction of this Agreement or to be taken into consideration in the interpretation of this Agreement.

d.	Clauses, Recitals, Schedules, etc. Unless otherwise stated, Clause, Recital, Schedule or Annex means a clause (including all subclauses), a Recital, a Schedule or an Annex in or to this Agreement.

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e.	Awareness Where any statement in Schedule 7 (Seller’s Warranties) is qualified by the expression “so far as the Seller is aware”, “to the Seller’s best knowledge” or any similar expression, that expression or statement shall be deemed to apply to the knowledge of A.A. Hromyk and A. Smyth on the Closing Date, after having made due enquiry with their direct reports.

f.	Days Unless the context clearly indicates a contrary intention, when any number of days is prescribed in this Agreement, it must be calculated exclusively of the first and inclusively of the last day unless the last day falls on a day other than a Business Day, in which case the last day will be the next succeeding day which is a Business Day.

g.	Drafting party No provision of this Agreement shall be interpreted adversely against a Party solely because that Party was responsible for drafting that particular provision. It is acknowledged that representatives of each Party have participated in the drafting and negotiation of this Agreement.

h.	Language If there is a discrepancy between an English language word and a Dutch language word used to clarify it and then to the extent of the conflict only, the meaning of the Dutch language word shall prevail.

i.	Dutch concepts References to any Dutch legal concept in any jurisdiction other than the Netherlands shall be deemed to include the concept which in that jurisdiction most closely approximates the Dutch legal concept.

j.	Documents A reference to any document referred to in this Agreement is a reference to that document as amended, varied or supplemented (other than in breach or the provisions of this Agreement) from time to time.

k.	Subsidiary A company is a subsidiary of another company, its holding company, if that other company:

i.	holds a majority of the voting rights in it;

ii.	has the right, either alone or pursuant to an agreement with other shareholders or members, to appoint or remove a majority of its management board or its supervisory board (if any);

iii.	is a shareholder or member of it and controls alone or together with other persons, pursuant to an agreement with other shareholders or members, a majority of the voting rights in it; or

iv.	is a subsidiary of a company which is itself a subsidiary of that other company.

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l.	Person References to a person shall be construed so as to include any individual, firm, company, corporation, limited liability company, trust, unincorporated organisation, entity or division, government, governmental authority, tax authority, state or agency of a state or any joint venture, association, partnership (whether or not having separate legal personality).

m.	Ordinary course of business An action taken by a person will be deemed to have been taken in the “ordinary course of business” only if such action is consistent with the past practices of such person and is taken in the ordinary course of the normal day-to-day operations of such person; and such action is similar in nature and magnitude to actions customarily taken, without any authorisation by the supervisory board or other governing board or body exercising similar authority (where applicable) of such person.

n.	Arm’s length Where any provision is qualified or phrased by reference to an “arm’s length” basis or principle, such qualification or reference means the conditions which would be obtained between comparable, independent persons in comparable transactions (taking into account the assets used, the responsibilities and risks assumed and the division of benefits between the Parties) and comparable circumstances (taking into account the times and places of performance and the parties’ business strategies), thereby providing the closest approximation of the workings of the open market.

o.	Agreed form The effect of the qualification “agreed form” shall be construed so as to include “substantially in the form” or any similar expression which means that a party may impose small modifications of a rather immaterial nature on the other Party, requiring that such other Party should not unreasonably object to such modifications. Any proposed change may be rejected by the other Party if it touches upon the material aspects of the agreement.

p.	Reasonable endeavours Where any obligation is qualified or phrased by reference to use reasonable endeavours, best efforts or wording of a similar nature, it means the efforts that a person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditious as possible and, regard shall be had, among other factors, to:

i.	the price, financial interest and other terms of the obligation;

ii.	the degree of risk normally involved in achieving the expected result; and

iii.	the ability of an unrelated person to influence the performance of the obligation.

q.	Increase of a Tax Liability or Relief Any reference to a Tax Liability or Relief arising will be deemed to include any increase of such Tax Liability or Relief.

r.	Deemed events for Tax purposes. Any reference to any Event “occurring” or to any income, profits, gains, turnover or wages that are “earned, accrued, received or paid”, prior to a given date includes any Event that is deemed to occur, or any income, profits, gains, turnover or wages that are deemed to be earned, accrued, received or paid, prior to that date for any relevant Tax purpose.

s.	Non-availability. Any reference to “non-availability” or any derivative term includes and relates to any non-availability, loss, reduction, modification, cancellation, nullification, disallowance, clawback, non-payment and non-existence.

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Schedule 2. Agreed form of Deed of Transfer

[Separate document until signing]

1

DEED OF TRANSFER

EVOLUTION TERMINALS B.V.

On this, the [the twenty-second day of November two thousand and twenty-four], appeared before me, Wijnand Hendrik Bossenbroek, civil law notary in Amsterdam:

[Belén Gobits, born in Utrecht, on the sixth day of January nineteen hundred and ninety-nine, working at the offices of NautaDutilh N.V. located at Beethovenstraat 400, 1082 PR Amsterdam], acting for the purposes of this Deed as the holder of written powers of attorney from:

1.	Vision Energy Holdings AG, a company under the laws of Switzerland, having its corporate seat at Baar, with address: Neuhofstrasse 19a, 6340 Baar, Switserland, and registered with the trade register of Zug, Switzerland, under number: CHE-163.457.937 (the “Seller”);

2.	LBC Tank Terminals Europe B.V., a private limited liability company under Dutch law, having its corporate seat in Rotterdam, with address: Oude Maasweg 2, 3197 KJ Botlek Rotterdam, and trade register number: 83572325 (the “Purchaser”); and

3.	Evolution Terminals B.V., a private limited liability company under Dutch law, having its corporate seat in Amsterdam, with address: Weena 290, 3012 NJ Rotterdam, and trade register number: 78207886 (the “Company”).

The person appearing before me, acting in the above capacities, declared the following:

DEFINITIONS

Article 1

In this Deed the following definitions shall apply:

Articles of Association	the Company’s articles of association.

Closing Payment Amount	the amount payable at the completion of the transaction, as further specified in the Share Sale and Purchase Agreement, in the amount of nineteen million eight hundred twenty-three thousand three hundred and thirty-eight euro and ninety-two eurocent (EUR 19,823,338.92).

Deed	this deed of transfer.

Notary Letter	the letter sent by the undersigned notary to, and signed for acknowledgement and agreement by the Parties, dated [the twenty-first day of November two thousand and twenty-four], a copy of which will be attached to this Deed as an annex.

Parties	the parties to this Deed.

Share Sale and Purchase Agreement	the share sale and purchase agreement concluded between the Seller and the Purchaser dated [the twenty-second day of November two thousand and twenty-four], a copy of which will be attached to this Deed as an annex.

Purchase Price	the purchase price for the Shares as specified in the Share Sale and Purchase Agreement.

Shares	five million three hundred and ninety-seven thousand two hundred and forty-one (5,397,241) ordinary shares in the capital of the Company, having a nominal value of one euro (EUR 1) each and numbered 1 up to and including 5,397,241.

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SHARE SALE AND PURCHASE AGREEMENT

Article 2

Under the Share Sale and Purchase Agreement, the Seller has sold the Shares to the Purchaser and the Purchaser has purchased the Shares from the Seller.

ACQUISITION OF SHARES

Article 3

The Seller acquired the Shares as follows:

a.	one million five hundred thousand (1,500,000) ordinary shares in the capital of the Company by means of a transfer on the legal basis (titel) of purchase, as is evidenced by a deed executed on the thirtieth day of August two thousand and twenty-two before S. van Suijdam, civil law notary at Amsterdam. The transfer was acknowledged by the Company on the same date, as is evidenced by that same notarial deed;

b.	eight hundred ninety-two thousand one hundred eighty (892,180) ordinary shares in the capital of the Company by means of an issue by the Company to the Seller, as is evidenced by a deed of issue executed on the sixth day of October two thousand and twenty-two before S. van Suijdam, aforementioned; and

c.	three million five thousand and sixty-one (3,005,061) ordinary shares in the capital of the Company by means of an issue by the Company to the Seller, as is evidenced by a deed of issue executed on the twenty-third day of March two thousand and twenty-three before S. van Suijdam, aforementioned.

PURCHASE PRICE AND PAYMENT

Article 4

4.1	Under the Share Sale and Purchase Agreement, the Shares have been sold and purchased for the Purchase Price.

4.2	In accordance with the Share Sale and Purchase Agreement, the Closing Payment Amount has been transferred to the notarial quality account as specified in the Notary Letter. As from the time of execution of this Deed, the Closing Payment Amount shall be held in accordance with the provisions of the Notary Letter.

The Seller hereby grants the Purchaser a discharge in respect of payment of the Closing Payment Amount.

SHARE TRANSFER RESTRICTIONS

Article 5

5.1	The Articles of Association contain a share transfer restriction in the form of an approval requirement (goedkeuringsregeling). In its capacity as the holder of all issued shares in the Company’s capital and as such constituting the Company’s general meeting, the Seller hereby passes a written resolution approving the present transfer of the Shares.

5.2	The Company hereby confirms that:

a.	there are no persons with meeting rights other than the Seller; and

b.	its managing director has been afforded the opportunity to advise on the above resolutions.

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5.3	The Articles of Association also contain a share transfer restriction in the form of a right of first refusal (aanbiedingsregeling). The Seller is presently the holder of all issued shares in the Company’s capital. Consequently, the Shares cannot be offered to other shareholders and the right of first refusal can be disregarded in connection with the present transfer of the Shares.

TRANSFER

Article 6

In fulfilment of the Share Sale and Purchase Agreement, the Seller hereby transfers the Shares to the Purchaser and the Purchaser hereby accepts the Shares from the Seller.

REPRESENTATIONS AND WARRANTIES

Article 7

The representations and warranties that have been given in connection with the transfer of the Shares are set out in the Share Sale and Purchase Agreement.

ACCOUNT AND RISK

Article 8

The Shares shall be for the account and risk of the Purchaser with effect from the date of this Deed.

RESCISSION

Article 9

The Parties waive the right to rescind, or commence legal proceedings to rescind, on any ground whatsoever, the Share Sale and Purchase Agreement and any other agreements underlying the present transfer of the Shares.

ACKNOWLEDGEMENT AND REGISTRATION

Article 10

The Company has taken cognisance of and hereby acknowledges the transfer of the Shares and will immediately enter the transfer in its register.

CHOICE OF LAW AND JURISDICTION

Article 11

This Deed shall be governed by and construed in accordance with the laws of the Netherlands. Any dispute arising in connection with this Deed shall be submitted to the exclusive jurisdiction of the competent court in Amsterdam.

CIVIL LAW NOTARY

Article 12

12.1	The Parties are aware that the undersigned civil law notary works with NautaDutilh N.V., the firm that has advised the Purchaser in this transaction.

12.2	With reference to the Code of Conduct (Verordening beroeps- en gedragsregels) laid down by the Royal Notarial Professional Organisation (Koninklijke Notariële Beroepsorganisatie), the Parties hereby explicitly consent to:

a.	the undersigned civil law notary executing this Deed; and

b.	the Purchaser being assisted and represented by NautaDutilh N.V. in relation to the Share Sale and Purchase Agreement, this Deed and any agreements that may be concluded, or disputes that may arise, in connection therewith.

FINAL STATEMENTS

The person appearing has been authorised to act under three (3) powers of attorney in the form of private instruments, which will be attached to this Deed as an annex.

The person appearing is known to me, civil law notary.

This Deed was executed in Amsterdam on the date mentioned in its heading.

After I, civil law notary, had conveyed and explained the contents of the Deed in substance to the person appearing, the person appearing declared to have taken note of the contents of the Deed, to be in agreement with the contents and not to wish them to be read out in full. Following a partial reading, the Deed was signed by the person appearing and by me, civil law notary.

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Schedule 3. Establishment of the Purchase Price

Part A – Establishment of the Purchase Price

1.	As soon as possible and in any event no later than 3 (three) months after the Closing Date, the Purchaser shall, for the purpose of establishing the Net Debt, prepare a draft of the Net Debt Statement, and shall submit this draft to the Seller for review.

2.	The draft Net Debt Statement shall be prepared in the form as referred to in Part B of this Schedule 3 (Establishment of the Purchase Price) and shall further be prepared in accordance with the specifications set forth in Part B of this Schedule 3 (Establishment of the Purchase Price).

3.	Within 10 (ten) Business Days following delivery thereof to the Seller, the Seller shall review the draft Net Debt Statement and, on the basis of such review, notify the Purchaser of any item or items it wishes to dispute. Such notification shall include a summary of the reasons for such dispute and a list of proposed adjustments, substantiated in reasonably sufficient detail so as to allow reasonable assessment thereof by the Purchaser and the Purchaser’s accountant.

4.	If upon expiry of the aforesaid objection period of 10 (ten) Business Days no notice has been received by the Purchaser pursuant to Section 3 of this Schedule 3 (Establishment of the Purchase Price) or if the Seller has notified the Purchaser that there are no items it wishes to dispute, the Net Debt Statement and the Net Debt following therefrom shall be binding on the Parties.

5.	The Parties shall give each other all information and assistance required or desirable for the preparation by the Purchaser or the review by the Seller, as the case may be, of the draft Net Debt Statement. If one party reasonably claims that the other party has failed to comply with its obligations under this Section 5 to provide such information or assistance, it may initiate the appointment of the Expert. The Expert shall have the authority to determine if the respective party has complied with its obligations to provide information or assistance, and to order that party to comply with any such obligation.

Open issues

6.	If a notice has been received by the Purchaser pursuant to Section 3 above, the Parties shall try to amicably resolve the issue. Should they fail to do so within 10 (ten) Business Days of the end of the aforesaid objection period of 10 (ten) Business Days (the “Disagreement Date”), then any such unresolved issue (the “Open Issues”) shall be submitted to and settled by an Expert.

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7.	The Parties shall use all reasonable endeavours to reach agreement regarding the identity of the person to be appointed as the Expert and to agree terms of engagement of the Expert as soon as reasonably possible. If the Parties fail to agree on an Expert and their terms of appointment within 10 Business Days of either Party serving details of a proposed Expert on the other, either party shall be entitled to request the Chairman of the Royal Netherlands Institute of Chartered Accountants (Koninklijke Nederlandse Beroepsorganisatie van Accountants) to nominate an accountant of an independent reputable firm of accountants, which accountant will then without any further delays be appointed by the Parties. The Parties shall within 20 (twenty) Business Days after such appointment submit the Net Debt Statement and statements of their respective positions in writing to the Expert. The Expert shall determine the further procedural rules at his discretion.

8.	The Parties undertake to procure that the Expert shall then finally resolve the Open Issues by way of a binding advice (bindend advies) in accordance with this Agreement and notify the Parties of his decision, determining the final Net Debt, as promptly as possible and in any event no later than 60 (sixty) Business Days after his appointment. The Expert will determine the allocation of its fees and expenses to the respective Parties based on the inverse of the percentage that the Expert’s resolution of the disputed items (before such allocation) bears to the total amount of the disputed items as originally submitted to the Expert. (For example, if the total amount of the disputed items as originally submitted to the Expert equals EUR 1,000 and the Expert awards EUR 600 in favor of the Purchaser’s position, sixty percent (60%) of the fees and expenses of the Expert would be borne by the Seller and forty percent (40%) of the fees and expenses of the Expert would be borne by the Purchaser.).

9.	The failure of either Party to timely submit to the Expert a written statement of its position or to otherwise fail to respond to any request of the Expert for information, shall not preclude or delay the Expert’s determination of the Open Issues on the basis of the information which will have been submitted.

10.	The Parties shall, and the Purchaser shall procure that the Company shall, give all information and assistance to the Expert requested by the Expert for the preparation of his binding advice. Simultaneously with providing such information to the Expert, the Parties shall provide each other with the same information.

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Part B- Net Debt Statement

1.	Estimated Net Debt Statement

The Estimated Net Debt Statement is attached hereto as Annex I (Estimated Net Debt Statement).

2.	Net Debt Statement

The Net Debt Statement must be drawn up in the same form as the Estimated Net Debt Statement, and on the basis of the same principles as separately agreed between the Parties in writing (via e-mail), it being understood that the Net Debt Statement shall include all relevant Debt Balance and Cash Balance items and accordingly, if there are any additional line items identified than those set out in th Estimted Net Debt Statement, the Parties shall enter into good faith negotiation to determine how these additional line items shall be handled.

3.	Preparation of (Estimated) Net Debt Statement

a.	The (Estimated) Net Debt Statement has been/must be prepared:

i.	in accordance with the Accounting Principles, consistently applied;

ii.	to the extent not covered by the above, in accordance with the policies, procedures and practices adopted in the preparation of the Management Accounts;

iii.	to the extent not covered by i. and ii. above, in accordance with generally accepted accounting principles and practices in the Netherlands in force as at Closing; and

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ANNEX I. ESTIMATED NET DEBT STATEMENT

CLOSING PAYMENT CALCULATION

(incl. Net Debt Statement)

- ESTIMATED -

November 20, 2024

Base Purchase Price	€20,000,000.00
minus
Holdback Amount	-€500,000.00
plus
Cash Balance
Rabobank a/c 0358 8993 97	+€769.13
Pre-Paid (Stedin)	+€117,123.06
Pre-Paid (Jetty Dues)	+€211,473.00
VAT Receivable	+€32,570.31
minus
Debt Balance
None	€Nil
Accruals
Estimate for Closing	€38,596.58
equals
CLOSING PAYMENT AMOUNT	€19,823,338.92

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Schedule 4. Addresses for notices

Vision Energy Holdings AG
Attn:	Andrew Hromyk
Email address:	ahromyk@firstfinance.com
Address:	Suite 600 – 1090 West Georgia Street Vancouver, BC Canada, V6E 3V7
With copy to:	Levi Laurenti Anwaltskanzlei · Notariat Neuhofstrasse 19a CH-6340 Baar, Switzerland Attn: Alessandro Levi-Laurenti law@levilaurenti.com
Bank account number	Account No: 4043626 Transit/Routing Number: 00010 Institution: 003 SWIFT BIC: ROYCCAT2 RBC Royal Bank 1025 Georgia Street West, Vancouver, BC Canada Phone # 604-665-6991

LBC Tank Terminals Europe B.V.
Attn:	Niels van Bladeren; Laetitia Dumarey
Email address:	n-vanbladeren@lbctt.com; l-dumarey@lbctt.com
Address:	Oude Maasweg 2, NL – 3197 KJ Rotterdam – Botlek, the Netherlands
With copy to:	n.a.
Bank account number	NL33BNPA0227738969

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Schedule 5. Notary Letter

[Separate document until signing]

ADVOCATEN ● NOTARISSEN ● BELASTINGADVISEURS

Beethovenstraat 400
1082 PR Amsterdam
the Netherlands	Amsterdam, November 21, 2024

W.H. Bossenbroek Civil law notary
T: +31 20 71 71 721
E: wijnand.bossenbroek@nautadutilh.com

Dear Addressees,

1	INTRODUCTION

This Notary Letter sets out the entire agreement between the Notary and the Addressees concerning the terms and conditions applicable to certain payments into and from the Notary Euro Account in connection with the envisaged Transaction.

The definitions set out in Schedule A (Definitions) and, as regards the defined terms designating the Addressees, Schedule B (Addressees) shall apply in this Notary Letter. Terms that are defined in the singular have a corresponding meaning in the plural. The terms “written” or “in writing” shall also include the use of electronic means of communication.

2	INCOMING PAYMENTS

2.1	Incoming amounts

2.1.1	In connection with the Transaction, the Notary expects to have received, by no later than 11:00 a.m. Amsterdam time on the Closing Date, payment of the Closing Monies into the Notary Euro Account, from each of the accounts set out in Schedule C (Incoming Payments).

2.1.2	Upon receipt of the Closing Monies into the Notary Euro Account, such receipt will be confirmed to the Addressees by e-mail sent by or on behalf of the Notary.

2.2	Benefit and account

Upon receipt of (any part of) the Closing Monies into the Notary Euro Account, the Notary shall hold (the received part of) the Closing Monies for the benefit and the account of the Addressee(s) listed in Schedule C (Incoming Payments) and in the amount stated after the name of the relevant Addressee(s).

Amsterdam

Brussels

London
This communication is confidential and may be subject to professional privilege. It may not be used, disclosed, copied, distributed or retained by anyone other than the intended addressee. All legal relationships are subject to NautaDutilh N.V.’s general terms and conditions (see www.nautadutilh.com/terms), which include a limitation of liability clause, have been filed with the Rotterdam District Court and will be provided free of charge upon request. Dutch law is applicable and disputes shall be submitted exclusively to the Amsterdam District Court. NautaDutilh N.V.; corporate seat Rotterdam; trade register no. 24338323. For information concerning the processing of your personal data we refer to our privacy policy: www.nautadutilh.com/privacy.
Luxembourg

New York

Rotterdam

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3	CLOSING

3.1	Deed of Transfer

3.1.1	As soon as possible on the Closing Date and following completion of the Closing Conditions, the Notary shall issue a confirmation thereof in the form of Schedule D (Notary Confirmation) and immediately procure the execution of the Deed of Transfer.

3.2	Benefit and account upon execution of the Deed of Transfer

3.2.1	Upon the execution of the Deed of Transfer, the Notary shall hold (the relevant part of) the Closing Monies for the benefit and the account of the Addressee listed in Schedule E (Outgoing Payments) for the amount stated after its name in accordance with the terms of this Notary Letter.

3.2.2	Promptly after the execution of the Deed of Transfer, such execution will be confirmed to the Addressees by e-mail sent by or on behalf of the Notary.

4	OUTGOING PAYMENTS

4.1	Application of the Closing Monies after Closing

4.1.1	As soon as practically possible on the Business Day after the Closing Date, but provided that Insolvency Searches on that day do not show that one or more of the parties to the Deed of Transfer were subject to Insolvency on the Closing Date, and in final application of the Closing Monies after Closing, the Notary shall give instructions to pay the Closing Monies (less any negative interest as per Clause 6, if any) as set out in Schedule E (Outgoing Payments).

4.1.2	If the Insolvency Searches referred to in Clause 4.1.1 show that one or more of the parties to the Deed of Transfer were subject to Insolvency on the Closing Date, the Notary shall invoke Clause 7.4.3 and refrain from payments from the Closing Monies until any uncertainty arising from or in relation to such Insolvency has been dispelled to the satisfaction of the Notary. In the event that these Insolvency Searches show that any other Addressee was subject to Insolvency on the Closing Date, the Notary may also invoke Clause 7.4.3 and refrain from payments from the Closing Monies. The Notary may also invoke Clause 7.4.3 if the Notary becomes aware of Insolvency or similar insolvency procedures under the laws of any other relevant jurisdiction of any Addressee or party to the Deed of Transfer other than through the Insolvency Searches or after the Closing Date.

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4.2	Bank accounts

Any payment to be made by the Notary in accordance with this Notary Letter shall be made to the bank account of the relevant Addressee as stated in Schedule C (Incoming Payments) or Schedule E (Outgoing Payments), as the case may be, or such other bank account as agreed in writing between the Notary and that Addressee.

5	REPAYMENT OF THE CLOSING MONIES

After the time and date specified in Clause 2.1.1, the Closing Monies or any part thereof shall be retransferred only if the Notary has not executed the Deed of Transfer before the Retransfer Moment, in which case the Notary will repay the Closing Monies (plus any positive interest or less any negative interest as per Clause 6, if any) to the bank account of the relevant Addressee as stated in Schedule C (Incoming Payments), unless the Notary has agreed a postponement of the Retransfer Moment in writing with that Addressee.

6	INTEREST; BANKING OR PAYMENT COST

6.1	To the extent any positive or negative interest accrues in the Notary Euro Account over (any part of) the Closing Monies, such interest shall be attributable to the Addressee from time to time entitled to (such part of) the Closing Monies, at the end of the relevant calendar day, unless specified otherwise in Schedule C (Incoming Payments) or Schedule E (Outgoing Payments), respectively.

6.2	The Notary shall:

a.	simultaneous with or as soon as practically possible after the payment instructions referred to in Clause 4.1; or

b.	as soon as practically possible after the Retransfer Moment, as the case may be, instruct and make the appropriate:

c.	payments in final application of any interest which has accrued in the Notary Euro Account over the Closing Monies to the Addressee entitled thereto in accordance with this Clause 6; and/or

d.	debits or invoices, at the election of the Notary, in final application of any negative interest which is attributable to the Closing Monies, to be borne by the relevant Addressees in accordance with this Clause 6.

6.3	Any banking or payment costs charged by an Addressee’s bank in connection with payments made by and to such Addressee in accordance with this Notary Letter shall be borne by such Addressee.

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7	MISCELLANEOUS

7.1	Information, documentation and notices

7.1.1	The bank account details, amounts and the various payments in and from the Notary Euro Account mentioned in this Notary Letter have been determined on the basis of information and documentation provided to the Notary by one or more of the Addressees or persons acting as or purporting to be their representative, advisor or agent. By its signature each Addressee confirms that these bank accounts, amounts and payments are correct and complete.

7.1.2	The Notary is not responsible for verifying or ascertaining the origin, accuracy, completeness, validity, binding nature or the authenticity of any information or documentation received in connection with this Notary Letter from the Addressees or any person acting as or purporting to be its representative, advisor or agent.

7.1.3	Any communication from the Notary to the Addressees in connection with this Notary Letter may be sent by e-mail, to the e-mail addresses set out in Schedule B (Addressees). Similarly, any communication to the Notary in connection with this Notary Letter originating from an e-mail address set out in Schedule B (Addressees) may be considered by the Notary to have been sent by the relevant Addressee and/or its representative, advisor or agent.

Any communication to the Notary in connection with this Notary Letter shall be made to the following e-mail address: Wijnand.Bossenbroek@nautadutilh.com with a copy to daan.hagelstein@nautadutilh.com and belen.gobits@nautadutilh.com.

Alternatively, Schedules and information in connection with this Notary Letter may be physically exchanged between the Notary and the relevant Addressees and/or any person acting as or purporting to be its representative, advisor or agent.

7.2	Signatures, authority and counterparts

7.2.1	The Notary is not responsible for verifying or ascertaining (i) the authenticity of the signatures (including electronic or scanned signatures) on this Notary Letter, any Schedule or other document in connection therewith; or (ii) the capacity of the persons signing this Notary Letter, any Schedule or other document in connection therewith.

7.2.2	This Notary Letter may be countersigned on separate signature pages which may be provided to the Notary by facsimile, e-mail or physical exchange.

7.2.3	The invalidity of this Notary Letter in respect of an Addressee does not invalidate this Notary Letter in respect of the other Addressees.

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7.3	Insolvency

7.3.1	An insolvency under Dutch law bankruptcy (faillissement), suspension of payments (surseance van betaling) or debt restructuring natural persons (schuldsaneringsregeling natuurlijke personen) has retroactive effect to 00:00 a.m. on the date that the bankruptcy, suspension of payments or debt restructuring natural persons is declared. Given this retroactive effect, the Insolvency Searches on that date do not provide conclusive or definitive evidence that the relevant Addressee or (other) party to the Deed of Transfer is not subject to Insolvency and the relevant party or Addressee’s bankruptcy trustee (curator) or administrator (bewindvoerder) may seek to claw back amounts paid by it, or annul any acts performed by it, before, on or after the date of Insolvency.

7.3.2	The Notary informs the Addressees that a party to the Deed of Transfer or another Addressee being subject to Insolvency or similar insolvency procedures under the laws of any other relevant jurisdiction may affect this Notary Letter and the arrangements set out therein, the payment of (any part of) the Closing Monies in and from the Notary Euro Account and the validity and enforceability of the Deed of Transfer, and may result in the Notary invoking Clause 7.4.3.

In respect of Addressees that are legal entities governed by the laws of the Netherlands, this risk may be (partly) mitigated by execution of this Notary Letter on the day before the Closing Date, payment of the Closing Monies into the Notary Euro Account on the day before the Closing Date and payment of the Closing Monies from the Notary Euro Account on the day after the Closing Date.

7.3.3	Each of the Addressees is aware of the risks set out in Clauses 7.3.1 and 7.3.2 and nevertheless wishes and instructs that the Notary proceeds with the execution of the Deed of Transfer and the other steps in accordance with the arrangements set out in this Notary Letter.

7.3.4	The Insolvency Searches shall be the only searches into the solvency of any Addressee or (other) party to the Deed of Transfer.

7.3.5	Each of the Addressees declares that it is not subject to Insolvency or similar insolvency procedures under the laws of any other relevant jurisdiction, nor have any requests thereto been filed nor is there any reason to expect the same.

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7.4	Notary

7.4.1	Notwithstanding Clause 7.4.5b, the Notary, in exercising the Notary’s duties under this Notary Letter, will be acting as an independent third party whose duties under this Notary Letter are solely mechanical and administrative in nature.

7.4.2	Where this Notary Letter refers to the Notary, this will include the deputy (waarnemer) of the Notary appointed in accordance with the applicable provisions of the Dutch act on the notarial profession (Wet op het Notarisambt).

7.4.3	In the event that the Notary, due to the Insolvency of an Addressee or (other) party to the Deed of Transfer or for any other reason:

a.	is uncertain about the Notary’s duties under or in connection with this Notary Letter; or

b.	receives instructions or demands from (a representative, advisor or agent of) an Addressee which in the Notary’s opinion conflict with any provision of this Notary Letter or the Notary’s duty of care, the Notary shall in the Notary’s sole, absolute and unfettered discretion be entitled to refrain from taking any action until such uncertainty has been dispelled or conflict has been resolved to the satisfaction of the Notary. The Notary shall not be required to take any action or to start (or defend the Notary’s position in) legal proceedings or other legal action for the purpose of dispelling such uncertainty or resolving such conflict. If the Notary does elect to act the Notary may elect to do so only to the extent that the Notary shall have received in advance such collateral or indemnity as the Notary may require for any liability, loss, damage, cost or expenses relating thereto.

7.4.4	If the Notary complies with any judicial or administrative order, judgment or similar ruling (irrespective of whether such order, judgment or ruling is provisionally enforceable or not), the Notary shall not be liable to any Addressee for such compliance even though such order, judgment or ruling may be subsequently overruled, modified or abolished.

7.4.5	With reference to the Code of Conduct (Verordening beroeps- en gedragsregels) established by the Royal Notarial Professional Organisation (Koninklijke Notariële Beroepsorganisatie), the Addressees hereby explicitly consent to:

a.	the Notary acting as civil law notary for the purposes of this Notary Letter; and

b.	the Purchaser being assisted and represented by NautaDutilh in relation to the Transaction, the Deed of Transfer, the Share Sale and Purchase Agreement, this Notary Letter and any deeds and agreements that are or may be concluded or disputes that may arise in connection therewith.

7.4.6	The Addressees are aware and accept that the Notary is required to exercise the Notary’s duties under this Notary Letter in accordance with the laws, guidelines and rules applicable to civil-law notaries practising in the Netherlands.

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7.5	Liability and indemnity

7.5.1	The Notary, NautaDutilh and any person associated with or employed by NautaDutilh:

a.	will have no liability to any Addressee for any liabilities, costs, expenses, losses or damage resulting from:

i.	the performance or non-performance of the Notary’s duties under or in connection with this Notary Letter;

ii.	any shortfall in the Closing Monies, or any part thereof or interest thereon, or other damage, loss, cost, expense or liability in respect of the operation of this Notary Letter, including without limitation if caused by the act, omission, fraud, hacking, delay, negligence, default or Insolvency (or similar insolvency procedures under the laws of any other relevant jurisdiction) of any Addressee, (other) party to the Deed of Transfer, bank, financial institution, clearing system or other person; or

iii.	any reversal of payment, or any failure, interruption or malfunctioning of any electronic system or service used in connection with this Notary Letter; and

b.	are indemnified by the Addressees (excluding Shieldpay) for any liabilities, costs, expenses, losses and damage incurred in connection with the performance or non- performance of the Notary’s duties under or in connection with this Notary Letter, unless such liabilities, costs, expenses, losses or damage are the direct result of fraud or wilful misconduct by the Notary.

7.5.2	In no event shall the Notary or NautaDutilh or any person associated with or employed by NautaDutilh be liable for any consequential, indirect or unforeseeable liabilities, costs, expenses, losses or damage, or for any liabilities, costs, expenses, losses or damage of any person who is not an Addressee.

7.6	Amendment and waiver of rights

7.6.1	Amendments to this Notary Letter shall only have force and effect if made in writing and signed by the Addressees and the Notary, except where specifically stated otherwise in this Notary Letter.

7.6.2	To the extent permitted by law, the Addressees waive any rights to (i) rescind, amend, suspend, set aside and/or annul; and (ii) demand in legal proceedings the rescission, amendment, suspension, setting aside and/or the annulment, in whole or in part of the provisions of this Notary Letter.

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7.7	No assignment, encumbrance or attachment

7.7.1	An Addressee cannot assign its legal relationship under this Notary Letter or assign or encumber any of its rights thereunder or in connection therewith without the prior written consent of the other Addressees and the Notary, and any assignment or encumbrance in violation of this Clause will be invalid (goederenrechtelijke werking).

7.7.2	Each of the Addressees waives its right to and shall refrain from attachment of (beslag leggen op) or any other proceedings aimed at freezing pay out of the Closing Monies or any part thereof or entitlement thereto (or similar procedures under the laws of any other jurisdiction than the Netherlands) for as long as the Closing Monies are subject to the mechanics of this Notary Letter.

7.8	Agreement, governing law and jurisdiction; general terms and conditions

7.8.1	This Notary Letter constitutes an agreement between the Addressees and between each Addressee and the Notary.

7.8.2	This Notary Letter and any contractual or non-contractual obligations arising out of or in connection with this Notary Letter are governed by and shall be construed in accordance with the laws of the Netherlands.

7.8.3	The court (rechtbank) of Amsterdam, the Netherlands, shall for the benefit of the Notary have exclusive jurisdiction to hear and determine any suit, action or proceedings and to settle any disputes, which may arise out of or in connection with this Notary Letter, and the Addressees irrevocably submit to the jurisdiction of this court.

7.8.4	The general terms and conditions of NautaDutilh apply to all legal relationships pursuant to this Notary Letter. The provisions of the Notary Letter do not affect the applicability of the general terms and conditions of NautaDutilh in any respect, which therefor are in full force and effect in relation to all legal relationships pursuant to this Notary Letter. A copy is attached to this Notary Letter as Schedule H (General terms and conditions of NautaDutilh N.V.) and can also be found on NautaDutilh’s website (www.nautadutilh.com).

Please confirm your agreement with this Notary Letter by countersigning this Notary Letter below.

(signature pages follow)

9

Yours sincerely,

W.H. Bossenbroek
Notary

10

Signature page to the Notary Letter.

For agreement to and acknowledgement of the arrangements set out in the Notary Letter:

Vision Energy Holdings AG,
represented by:

Name:
Title:

11

Signature page to the Notary Letter.

For agreement to and acknowledgement of the arrangements set out in the Notary Letter:

LBC Tank Terminals Europe B.V.,
represented by:

Name:	F.E. Erkelens	Name:	N.D. van Bladeren
Title:	director	Title:	director

12

Signature page to the Notary Letter.

For agreement to and acknowledgement of the arrangements set out in the Notary Letter:

Evolution Terminals B.V.,
represented by:

Name:	A.A. Hromyk
Title:	managing director

13

Signature page to the Notary Letter.

For agreement to and acknowledgement of the arrangements set out in the Notary Letter:

Shieldpay Ltd.
(as paying agent for the Seller),
represented by:

Name:
Title:

14

SCHEDULE A.

Definitions

Addressees	the persons listed in Schedule B (Addresssees).

Business Day	a day (other than a Saturday, a Sunday or a publicly recognized holiday in the Netherlands) on which banks are generally open in the Netherlands for the conduct of normal business.

Clause	a clause of this Notary Letter.

Closing	the occurrence of the execution of the Deed of Transfer.

Closing Conditions	the conditions for execution of the Deed of Transfer as set out in Schedule F (Closing Conditions).

Closing Date	22 November 2024 or such other date on which Closing actually occurs.

Closing Monies	the Closing Monies as set out in Schedule C (Incoming Payments) and Schedule E (Outgoing Payments).

Deed of Transfer	the notarial deed of transfer of the Shares, to be entered into by the Seller, the Purchaser and the Company, drawn up by NautaDutilh and bearing the reference 83102827 M 56231153.

Insolvency	insolvency proceedings as defined in Article 2(4) of Regulation (EU) No 2015/848 of 20 May 2015 on insolvency proceedings.

Insolvency Searches	the non-conclusive searches with the online central insolvency register (Centraal Insolventie Register) and the online EU Insolvency Register (Centraal Insolventie Register - EU Registratie) available at http://insolventies.rechtspraak.nl performed by or on behalf of the Notary in respect of each of the Addressees.

NautaDutilh	NautaDutilh N.V., a public limited liability company under the laws of the Netherlands, having its corporate seat in Rotterdam, the Netherlands, with address: Weena 800, 3014 DA Rotterdam, and trade register number 24338323.

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Notary	Wijnand Hendrik Bossenbroek, civil law notary in Amsterdam, the Netherlands, any of the other (assigned) civil law notaries working with NautaDutilh, or any of their deputies (waarnemers).

Notary Euro Account	the non-exclusive euro notarial quality account (notariële kwaliteitsrekening) held with ABN AMRO Bank N.V., Rotterdam branch, Coolsingel 93, 3012 AE Rotterdam, the Netherlands, under the name Kwaliteitsrekening Notarissen Amsterdam NautaDutilh N.V. (BIC: ABNANL2A, IBAN: NL60ABNA0452477999).

Notary Letter	this letter.

Retransfer Moment	4:00 p.m. Amsterdam time on the first Business Day after 22 November 2024.

Schedule	a schedule to this Notary Letter.

Shares	has the meaning ascribed thereto in the Deed of Transfer.

Share Sale and Purchase Agreement	the share sale and purchase agreement for the Shares dated on or about 22 November 2024 between the Seller and the Purchaser.

Transaction	the transaction envisaged with the execution of the Deed of Transfer.

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SCHEDULE B.

Addressees

Defined term	Name, address and registration details of Addressee	Names, phone numbers and e-mail addresses contact persons of Addressee
Seller	Vision Energy Holdings AG Neuhofstrasse 19a, 6340 Baar, Switserland Registered with the trade register of Zug, Switzerland, under number CHE-163.457.937	Andrew Hromyk ahromyk@firstfinance.com With copy to: François Koppenol Koppenol.françois@meijburglegal.com
Purchaser	LBC Tank Terminals Europe B.V. Oude Maasweg 2, 3197 KJ Botlek Rotterdam Dutch Trade Register number: 83572325	Laetitia Dumarey l-dumarey@lbctt.com For bank account details: Steven Pauwels s-pauwels@lbctt.com +32478266489
Company	Evolution Terminals B.V. Weena 290, 3012 NJ Rotterdam Dutch Trade Register number: 78207886	Andrew Hromyk ahromyk@firstfinance.com With copy to: François Koppenol Koppenol.françois@meijburglegal.com
Shieldpay	Shieldpay Ltd. 3rd Floor 1 Ashley Road, Altrincham, Cheshire WA14 2DT Registered in England and Wales company number 10061792, acting as paying agent for the Seller.	Transaction Management / Customer Operations transactionmanagement@shieldpay.com 02086109599

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SCHEDULE C.

Incoming Payments

Name	Amount	Name, city and country of the bank of the payor	Swift code	IBAN	Reference	Remark
Purchaser	EUR 19,823,338.92	BNP Paribas S.A. – The Netherlands		NL33BNPA0227738969
Total	EUR 19,823,338.92	being the “Closing Monies”.

Please make payments by way of SEPA payment whenever possible. If the SEPA payment method is not available for your EUR transfer, instruct your bank to execute payments via the serial payment method in order to avoid the MT202 COV cover payment routing.

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SCHEDULE D.

Notary Confirmation

By e-mail

From: The Notary

To:      The Addressees

[date], Amsterdam Dear all,

I refer to the letter dated [date] (the “Notary Letter”) from me to you.

Capitalised terms used herein shall have the meaning ascribed thereto in the Notary Letter.

I confirm completion of the Closing Conditions as set out in the Notary Letter. Yours faithfully,

W.H. Bossenbroek Notary

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SCHEDULE E.

Outgoing Payments

Name	Amount	Name, city and country of the bank of the payor	Swift code	IBAN	Reference	Remark
Shieldpay	EUR 19,823,338.92	Shieldpay Ltd, United Kingdom, Citibank	CITIGB2L	GB49CITI18500814722671	CP15676
Total	EUR 19,823,338.92	being the “Closing Monies”.

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SCHEDULE F.

Closing Conditions1

The following documents (of which, with the exception of the original shareholders’ register, photocopies will suffice) and information have to be received by the Notary in order to be able to proceed with execution of the Deed of Transfer:

a.	this Notary Letter duly signed by all Addressees;

b.	the Closing Monies in the Notary Euro Account;

c.	the original shareholders’ register of the Company;

d.	the acquisition titles evidencing the acquisitions of the Shares by the Seller;

e.	the duly legalised powers of attorney or, as the case may be, notarial powers of attorney, on behalf of the respective parties to the Deed of Transfer, for the purpose of executing the Deed of Transfer, in such form as acceptable to the Notary;

f.	know your client documentation in relation to each of the Addressees, in any event evidencing the ultimate beneficial owners of such Addressee (including, with respect to entities registered with the Dutch Trade Register, evidence of the registration of such ultimate beneficial owner in the Dutch UBO register or, if not available, proof that such registration is in progress or the relevant entity is exempt from such registration), in such form as acceptable to the Notary;

g.	the signed Share Sale and Purchase Agreement;

h.	the signed paying agent service schedule between Shieldpay and the Seller;

i.	the joint instruction from the Purchaser, the Seller and the Company in the form of Schedule G (Instruction);

j.	print-outs of Insolvency Searches performed by the Notary on the Closing Date which do not show that any of the Addressees (or (other) party to the Deed of Transfer) is subject to Insolvency.

1 Note to draft: Subject to final draft of the Share Sale and Purchase Agreement and deal structure.

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SCHEDULE G.

Instruction

From: The Addressees

To:     The Notary

[date]

Dear Notary,

We refer to the letter dated [date] (the “Notary Letter”) from the Notary to us.

Capitalised terms used herein shall have the meaning ascribed to them in the Notary Letter.

We confirm that the Notary may proceed with the execution of the Deed of Transfer.

Yours faithfully,

22

Signature page to Schedule G (Instruction) to the Notary Letter.

Vision Energy Holdings AG,
represented by:

Name:
Title:

23

Signature page to Schedule G (Instruction) to the Notary Letter.

LBC Tank Terminals Europe B.V.,
represented by:

Name:	F.E. Erkelens	Title:	director
Name:	N.D. van Bladeren	Title:	director

24

Signature page to Schedule G (Instruction) to the Notary Letter.

Evolution Terminals B.V.,
represented by:

Name:	A.A. Hromyk
Title:	managing director

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SCHEDULE H.

General Terms and Conditions NautaDutilh N.V.

15 December 2023

We apply these general terms and conditions in order to clearly set out what arrangements apply if you instruct and work with NautaDutilh N.V. (“NautaDutilh”).2

Applicability

1. These general terms and conditions apply to all instructions for services (opdracht) by a client (“Client”) to NautaDutilh, as well as to all services provided by NautaDutilh on another basis.

2. Any deviation from these general terms and conditions must be agreed upon in writing.

Legal relationship exclusive with NautaDutilh

3. Instructions for services shall be accepted and carried out exclusively by NautaDutilh, regardless of any other intention. Sections 7:404 (instruction in view of specific person), and 7:407(2) (joint and several liability multiple instructed persons) of the Dutch Civil Code (Burgerlijk Wetboek) shall not apply.

4. Third parties cannot derive any rights from the provision of services by NautaDutilh to a Client.

Fees and invoicing

5. Unless agreed otherwise, NautaDutilh will charge based on hours worked at applicable rates to be set by NautaDutilh annually, plus 6% to cover general office costs and specific expenses incurred in the performance of an assignment.

6. NautaDutilh invoices on a monthly basis. The period for payment is 30 days from the invoice date.

Liability

7. If the performance of services gives rise to any liability, only NautaDutilh can be held liable. Such liability is limited to the amount paid out in respect thereof under NautaDutilh’s professional indemnity insurance, increased by the amount of NautaDutilh’s deductible (eigen risico) under said insurance. Click here for the Insurance Certificate.

8. Should the insurer not pay out under said professional indemnity insurance, NautaDutilh’s total liability is limited to EUR 2,000,000.

9. Persons associated with NautaDutilh cannot be held liable. “Persons associated with NautaDutilh” within the meaning of these general terms and conditions shall mean: all past, present and future (a) direct or indirect shareholders of NautaDutilh (“partners”), (b) group companies, holding companies, operating companies, pension companies or other related entities of NautaDutilh or of its partners, (c) each of NautaDutilh’s Stichtingen Beheer Derdengelden and (d) employees, advisors, board members, trainees, temps and freelancers. Persons associated with NautaDutilh (including their legal successors) are also entitled to invoke these general terms and conditions.

10. The Client indemnifies NautaDutilh and all persons associated with NautaDutilh against all claims by third parties for which NautaDutilh’s liability is limited pursuant to sections 7 and 8 of these general terms and conditions. The indemnity also covers related costs and expenses.

Engagement of third parties

11. NautaDutilh may engage a third party at the Client’s expense and under the terms stipulated by such third party. NautaDutilh may accept such terms, including any limitation of liability, on behalf of the Client. NautaDutilh cannot be held liable for any failure or negligence of a third party engaged in the performance of its services.

Client’s funds

12. NautaDutilh and each of NautaDutilh’s Stichtingen Beheer Derdengelden may hold client funds and third-party funds for safekeeping and deposit such funds with a bank of their choice. NautaDutilh and NautaDutilh’s Stichtingen Beheer Derdengelden cannot be held liable if said bank fails to meet its obligations.

Privacy and data protection

13. All electronic communication, including e-mails, shall be deemed to be in writing. As part of its activity, NautaDutilh uses digital communication, data storage and cloud computing services, and cannot be held liable for any loss resulting from the use thereof.

14. NautaDutilh processes personal data of its Clients and persons working for its Clients in order to provide the best possible service and to comply with statutory obligations. Click here for the Privacy & Cookie policy.

15. NautaDutilh retains its electronic and/or hardcopy files on record for at least seven years after the last substantive communication with the Client in the respective matter. After expiry of that period, NautaDutilh may destroy such files.

Rules of professional responsibility and compliance

16. Services provided by NautaDutilh’s lawyers, civil-law notaries and tax consultants are subject to the respective rules of professional responsibility (beroepsregels) and complaint and dispute resolution rules. Click here for further information.

17. Specific conditions apply to notarial services provided by NautaDutilh in consumer transactions. Click here for further information.

18. NautaDutilh is obliged by law to verify the identity of its Clients and to report suspicious activities to the authorities, without informing the Client.

19. NautaDutilh will comply with any other reporting or information obligation that is or becomes applicable to it, as for example in case of potentially aggressive tax structures. Click here for further information.

Applicable law and choice of forum

20. All legal relationships with NautaDutilh are governed by Dutch law.

21. Any dispute shall be submitted in the first instance to the District Court of Amsterdam, the Netherlands.

2 Should any of the hyperlinks not work, please refer to the website https://www.nautadutilh.com/en/general-information/general-terms-and-conditions/ through which all documents referred to can be reached.

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Schedule 6. Closing Actions

At Closing the Parties shall take such action and shall sign such documents as shall be required to be taken or signed in order to complete the Transaction, including in any event:

a.	delivery of a statement by the Seller to the Purchaser that, with effect as of Closing, (i) all Intercompany Payables and (ii) all Intercompany Receivables, have been fully settled;

b.	delivery by the Seller to the Purchaser of (a) copies of the written releases by (i) the Seller and/or any Related Person of the Seller, as applicable, and (ii) any third party creditor including lenders, as applicable, of all obligations (actual and/or contingent) assumed by the Company under joint financing agreements, guarantees issued by the Company or any other form of security granted or joint liability assumed by the Company for the benefit of the Seller and/or any Related Person of the Seller or (b) a statement by the Seller stating that the Company does not have any such obligations or liabilities;

c.	delivery to the Purchaser of evidence (satisfactory to the Purchaser) of revocation of any existing proxy (volmacht) held by any representative of the Company, (other than a power of attorney to execute the Deed of Transfer, if applicable);

d.	delivery to the Purchaser by the Seller of USB’s-sticks with the content of the Data Room;

e.	delivery to the Purchaser of copies of the written resignations of the Directors of the Company, effective as per the execution of the Deed of Transfer;

f.	the execution of the written shareholders’ resolutions of the Company, appointing new Directors for the Company as per the execution of the Deed of Transfer;

g.	the Seller will execute resolutions to wind-up the Dissolving Entities and instruct its legal counsel to promptly do all such acts and things to complete the wind-up of the Dissolving Entities to the satisfaction of the Purchaser, acting reasonably;

h.	execution of the Deed of Transfer. The Seller shall procure that the Company shall acknowledge the transfer of the Shares on the Closing Date by co-signing the Deed of Transfer; and

i.	payment of the Closing Payment Amount out of the Notary Account to the respective entitled parties in accordance with the Notary Letter.

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Schedule 7. Seller’s Warranties

1	THE SELLER

1.1	The Seller was duly incorporated and validly exists under the laws of Switzerland.

1.2	The entering into and performance by the Seller of each of the Transaction Documents has been duly and validly authorised by all requisite action, and no other act or proceeding on the part of the Seller, its corporate bodies or general meeting, as applicable, is necessary to authorise the entering into or performance of any of the Transaction Documents. Each of the Transaction Documents has been or will be duly signed by the Seller and will, when signed, constitute valid and binding obligations of the Seller, enforceable in accordance with their respective terms.

1.3	The entering into and performance by the Seller of the Transaction Documents will not result in:

a.	a breach of any provision of its constitutional documents, any Applicable Law or any resolution of the Seller’s management board or other corporate body or of the Seller’s shareholders; or

b.	a breach or acceleration of or create in any party the right to accelerate, terminate, amend or require any notice under any agreement or other arrangement that is binding on the Seller.

1.4	The Seller is not required to give any notice to, make any filing with, or obtain any authorisation, permit, consent, exemption (ontheffing) or approval of any Authority or any other person in connection with the entering into or performance of the Transaction Documents.

1.5	There are no actions (including arbitration proceedings), orders, charges, complaints, governmental investigations or inquiries or claims pending or threatened against or affecting the Seller, which would adversely affect the Seller’s performance under any of the Transaction Documents.

1.6	The Seller has not been (a) declared bankrupt under Applicable Law, (b) granted a moratorium of payments, (c) made subject to any dissolution, liquidation, insolvency or reorganisation proceedings, (d) involved in negotiations with its creditors or taken any other step with a view to the readjustment or rescheduling of (part of) its debts, nor has, to the Seller’s best knowledge, (e) any third party applied for a declaration of bankruptcy or any such similar arrangement of the Seller under Applicable Law or (f) any event occurred which, under Applicable Law, would justify any of the foregoing.

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2	THE SHARES AND THE COMPANY

2.1	The Seller has full legal and beneficial title (juridisch en economisch gerechtigde tot) to the Shares. The Shares constitute the whole of the issued and outstanding share capital of the Company.

2.2	Each of the Shares is fully paid-up free and clear of any Encumbrances.

2.3	There are no grounds on the basis whereof any issue of shares of the Company may be invalidated.

2.4	Except for the Transaction Documents, there are no options, warrants, rights, agreements, pledges, calls, puts, rights to subscribe, conversion rights or other arrangements or commitments to which the Company is a party or which is binding upon the Company providing for the issuance, disposition or acquisition of any of its capital or any rights or interests exercisable therefor, and there are no equity appreciation, phantom equity, profit sharing or similar rights with respect to the Company. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or revoke any shares in its capital. There are no outstanding depositary receipts (certificaten) in relation to the Shares.

2.5	Other than the obligations resulting from the Transaction Documents and the restrictions set out in the constitutional documents of the Company, there are:

a.	no obligations with respect to any of the Shares restricting the transfer of any such shares or the payment of dividends by any of the Company;

b.	no agreements or arrangements binding on the Company that require approval or notice for transfer of any of the Shares or payment of dividends by the Company; and

c.	no agreements or arrangements (including proxies) in relation to the voting rights connected to any of the Shares.

2.6	The Company was duly incorporated and validly exists under the laws of the Netherlands.

2.7	No proposal has been made or resolution adopted for a statutory merger (juridische fusie), division (splitsing), conversion (omzetting) into another legal form, transfer of the corporate seat (zetelverplaatsing) or a similar arrangement under the laws of any applicable jurisdiction, of the Company.

2.8	The Company has not been (a) declared bankrupt under Applicable Law, (b) granted a moratorium of payments, (c) made subject to any dissolution, liquidation, insolvency or reorganisation proceedings, (d) readjusted or rescheduled (part of) its debts, nor has, to the Seller’s best knowledge, (e) any third party applied for a declaration of bankruptcy or any such similar arrangement of the Company under Applicable Law or (f) any event occurred which, under Applicable Law, would justify any of the foregoing.

48

2.9	No resolution has been adopted by any corporate body of the Company, which has not been fully implemented.

2.10	Copies of all constitutional documents of the Company are included in the Data Room.

2.11	The Company meets all registration requirements under Applicable Law. The information in the trade register extracts in respect of the Company included in the Data Room is complete and up to date.

2.12	The Company has not granted any power of attorney or any proxy authorising any person (including any Employee) to represent it for any purpose.

2.13	The shareholder registers of the Company included in the Data Room accurately and exhaustively reflect the current and former shareholdings of the Company and all particulars required to be entered in such register.

2.14	The Company has always kept its books in accordance with Applicable Law. The administration and bookkeeping of the Company are accurate and complete, have been maintained properly and are capable of providing adequately detailed information as to the Company’s financial position at any time.

2.15	The Company has properly kept record of all meetings of shareholders and managing directors and the minutes of these meetings fully and correctly reflect the matters which have been dealt with during those meetings.

2.16	The Company does not have and has not had any branches or interests in other persons. The Company is not a group company (groepsmaatschappij) of any other company and the Company is not a party to any partnership agreement (vennootschap onder firma, commanditaire vennootschap, maatschap or equivalent under any Applicable Law).

2.17	There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the Transaction or any of the transactions contemplated by the Transaction Documents based on any contract to which the Company is a party or that is otherwise binding upon the Company or paid or payable by the Company.

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3	ACCOUNTS

3.1	The Accounts of the Company:

a.	has been prepared in accordance with Applicable Law applied on a basis consistent with that applied with respect to the annual accounts for the preceding 3 (three) financial years of the Company;

b.	give a true and fair view (getrouw beeld) of the assets, liabilities, financial position, solvency, liquidity and results of operations of the Company at the date and for the period indicated in the Accounts; and

c.	are not distorted by any items of an unusual or non-recurring nature or affected by transactions with persons directly or indirectly related to the Seller.

3.2	The Company does not have any asset or any Liability whether arising out of any transactions entered into on or before the Closing Date or otherwise, other than the assets and Liabilities set out in Annex 3.2.

3.3	The accounts receivable included in the Accounts have been valued at no more than their face value.

3.4	All accounts receivable of the Company existing on the date of the Accounts or arisen since then represent receivables:

a.	which can be collected from the debtors involved within a time period of 3 (three) months from their due date without assistance by any third party being required and without any loss on collection;

b.	in respect of which a loss on collection has been adequately insured; or

c.	for which an adequate provision has been made in the Accounts.

3.5	The bad debt provision (voorziening dubieuze debiteuren) as included in the Accounts sufficiently covers the aggregate non-payment risk of the debtors of the Company as at the date of the Accounts.

3.6	Since the Accounts Date:

a.	the Company has carried on their business in the ordinary and usual course consistent with past practice;

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b.	the Company has taken all steps to preserve and protect its assets and goodwill associated with its business and its operations in the ordinary and usual course consistent with past practice;

c.	there have been no changes in the financial position of the Company, which have adversely affected or may adversely affect their business or properties;

d.	the turnover (both in value and volume) and the profit margins of the Company has been at least at the level of the corresponding period in the preceding year.

4	AGREEMENTS AND COMMITMENTS

4.1	The NSP Agreement as provided in the Data Room is true, accurate and complete, is in full force and effect and there are no arrangements in place with NSP other than as provided in the Data Room. None of the Parties to the NSP Agreement is in breach thereof nor are there, to the best knowledge of the Seller, any circumstances that may lead to such breach. The NSP Agreement is not invalid, voidable, or likely to be rescinded or terminated.

4.2	The Agreement does not conflict with, or result in the termination of or accelerate the performance required under, any agreement to which the Company is a party or for the financial consequences of which the Company is liable, or constitutes a default thereunder or results in the creation of any Encumbrance upon any asset of the Company.

4.3	The Company is not a party to any agreement binding on the Company other than as set out in Annex 4.3.

4.4	At Closing, the Company has fulfilled all of its obligations required to be performed by it pursuant to all agreements to which it is a party. No agreement to which the Company is a party is invalid, voidable, or likely to be rescinded or terminated. The Company is not in breach of any of the agreements to which it is a party nor is, to best knowledge of the Seller, any counterparty to such agreement in breach of any of its obligations towards the Company under such agreement.

4.5	There are no circumstances as a result of which the Company will not be able to secure the necessary contractual arrangement with third parties required for the development and operation of the Project, nor are there any reasons to expect that any of the foregoing will be the case.

4.6	The Company does not act as a surety for, or has issued any guarantee or provided any security in favour of, any third party or the Seller, or agreed to do any of the foregoing.

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5	ASSETS

The Company holds all the agreements and any other assets in respect of or related in any way to the Project and none of the Dissolving Entities hold any asset or is a party to any agreement in relation to the Project or otherwise.

6	REAL PROPERTY

6.1	The Company does not hold any real estate nor is the Company a party to any lease agreement or other agreement in relation to real estate other than the NSP Agreement.

7	EMPLOYEES AND PENSIONS

7.1	The Company does not employ any employees.

7.2	No contractor that has been engaged by the Company can qualify as an employee of the Company.

7.3	True, accurate and complete details of all arrangements with any person who has performed any work for the Company in connection with the Project or otherwise have been provided in the Data Room. All payment and other obligations vis-à-vis such persons up to Closing have been complied with in full.

7.4	No person is entitled to any health benefits, holiday entitlements, payment of fees during illness or any pension arrangements payable by the Company, or any other form of compensation of whatever nature.

8	INFORMATION TECHNOLOGY

8.1	The Company does not possess any Hardware. The Company has at its disposal and has a right to use the Software.

8.2	No customised software has been or is being developed for or by the Company.

8.3	The Company has not provided or provides any software to third parties.

8.4	The Company has taken all reasonable steps to ensure that the Software or data created by the Software is free of viruses, disabling codes and devices and any other codes that may adversely affect the use of such Software or data.

9	INTELLECTUAL PROPERTY

9.1	The Company does not own any IP Rights, other than as set out in Annex 9.1.

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9.2	Annex 9.2 gives a full description of the Know-how. The Know-how has only been disclosed to persons who must have knowledge of such Know-how in the interest of the business concerned.

10	INSURANCE

10.1	The Company does not have any insurance policies in place. The Company has not occurred any risk that would typically be covered under an insurance policy.

11	COMPLIANCE

11.1	The Company has complied and is in compliance with all Applicable Law (including anti- bribery and anti-corruption laws, anti-money laundering laws and sanction laws) and the Seller is not aware of any allegation of non-compliance with any Applicable Law. The Company and each of its directors, managers, officers, employees and agents have complied and are in compliance with all orders, decrees or judgments promulgated or issued by any Authority. The Company has not, nor has any of its directors, managers, officers, employees or agents, made any bribes, kickbacks or other illegal payments.

11.2	The Company is not engaged in, subject to or affected by any criminal, civil or administrative proceedings or investigation, nor are there any such proceedings or investigations threatened against the Company.

12	PERMITS AND ENVIRONMENT

12.1	The Company has not obtained or applied for any Permits necessary for carrying on their business, other than listed in Annex 12.1.

12.2	No event has occurred as a result of which any of the Permits required for the Project may not be granted or be negatively affected. There is no reason to expect any rejection or negative change in respect of any of the Permits required for the Project.

12.3	The business of the Company is carried on in compliance with any Environmental Law and all conditions of the Permits listed in Annex 12.1, insofar irrevocably obtained, and there are no circumstances or events which prevent full compliance with any Environmental Law or the conditions of any of the Permits.

12.4	Neither the business of the Company nor the development or operation of the Project is restricted by any zoning plan (bestemmingsplan), regulation or condition applicable to any (future) Permit, nor is such restriction reasonably expected to occur.

12.5	The Company has taken adequate precautions to avoid any violation of any Environmental Law.

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12.6	To the Seller’s best knowledge, the soil of the property relating to the business of the Company is suitable for carrying on its business.

12.7	Over the last 2 (two) years preceding the date of the Agreement, the Company has not received any complaint or notification from any person with respect to any Environmental Matter.

12.8	The Company has not over the last 5 (five) years preceding the date of the Agreement violated any provision of any Environmental Law.

12.9	The Company conducts no activities that fall within the scope of the EU ETS Directive (2003/87/EC) and do not hold any account in a local or European CO2 emission allowances register or has held in the past 2 (two) years such an account.

12.10	There are no disputes between the Company and any Authority with respect to any Permit, Environmental Law and/or Environmental Matter.

13	TAX

13.1	The Company has always duly, timely and correctly paid all Taxes for which it has been assessed, or which have become due or will become due, or which have arisen or accrued or will arise or accrue with regard to the period up to and including the Closing Date or, insofar these Taxes have not been paid, they have been adequately and fully provided for in the Net Debt Statement or the Accounts.

13.2	The Company has duly, timely and correctly made all filings, returns, records, accounts, invoices, payments and withholdings, given all notices and supplied all other information in relation to Tax which it was required to make, give or supply and all such filings, returns, payments, withholdings, notices, records, accounts, invoices and information were complete and accurate.

13.3	The Company meets the statutory requirements regarding its administrative duties (administratieplicht), including the retention (bewaarplicht) thereof and has not entered into an agreement with any Tax Authority regarding the retention period of specific documentation and/or the conversion thereof.

13.4	The Company does not own or has not agreed to acquire any asset or has agreed to enter into any other transaction, or has received or agreed to receive any services or facilities, including but not limited to the benefit of any license agreement, the consideration for which was or is in excess of or below the relevant market value or market price or was, is or will be determined otherwise than on an arm’s length basis and the Company has an acceptable reasoning and adequate documentation to support any position on transfer pricing.

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13.5	All shareholdings held by the Company qualify and have always qualified for exempt treatment for Dutch corporate income tax purposes under the participation exemption regime of Article 13 of the Dutch Corporate Income Tax Act 1969 (Wet op de vennootschapsbelasting 1969).

13.6	The Company has no tainted (share) capital (besmet fusie aandelenkapitaal en/of agio) within the meaning of Article 3a of the Dutch Dividend Tax Act 1965.

13.7	No request for an exchange of information regarding Tax relating to the Company or in relation to the business relations of the Company has been made by any Tax Authority.

13.8	The Company is not a real estate investment company within the meaning of Article 4 of the Dutch Legal Transfer Act 1970 (Wet op belastingen van rechtsverkeer 1970).

13.9	The Company is not nor has it been a party to any transaction or series of transactions which is or forms part of a scheme for the avoidance of Tax or which can reasonably be considered as such.

13.10	The Company (i) is duly registered for the purposes of VAT in its country of incorporation and in any other country where such registration is required and has been so registered at all times that is has been required to be registered by VAT Legislation, (ii) is and has always been in compliance in all material respects with the VAT Legislation, (iii) has made and maintained accurate and up to date records, invoices, accounts and other documents required by or necessary for the purposes of VAT Legislation, (iv) has duly, timely and correctly made all payments and filed all returns required under VAT Legislation, (v) is entitled under VAT Legislation to deduct all of its input VAT and (vi) is not subject to any pending VAT revision periods.

13.11	The signing and consummation of the Agreement will not have any adverse Tax consequences for the Company.

14	INFORMATION PROVIDED

14.1	All information which has been given by or on behalf of the Seller to the Purchaser or any of its advisors or employees in the course of the negotiations leading to this Agreement is true and accurate and not misleading, in all material respects.

14.2	The Seller has made reasonable inquiry regarding any facts or circumstances that can reasonably be considered to be material to an accurate appraisal of the business, assets, liabilities and affairs of the Company. The Seller does not know of any information which is or may reasonably be considered to be material to such an appraisal and which has not been disclosed to the Purchaser.

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Schedule 8. Purchaser’s warranties

1.	The Purchaser is duly organised and validly existing under the laws of the jurisdiction in which it is incorporated.

2.	The Purchaser has the requisite power and authority (corporate and other) to carry on its business as currently conducted and it is authorised to execute this Agreement and any other agreements contemplated herein to which it is a party and to consummate the Transaction. The execution of this Agreement and the agreements contemplated herein have been duly authorised by all requisite corporate action and save as set forth in this Agreement, no consents, approvals, orders or authorisations of, or registrations, declarations or filings with, any person are required in connection with the entering into of this Agreement, or of the agreements contemplated herein.

3.	The execution and performance by the Purchaser of this Agreement, and of the agreements contemplated herein, will not violate the provisions of any law by which it is bound, the articles of association of the Purchaser, the deed of incorporation of the Purchaser or other similar documents (each as amended from time to time).

4.	This Agreement and all other agreements and obligations undertaken in connection with the Transaction constitute or will constitute, following the execution thereof, the valid and legally binding obligations of the Purchaser, enforceable against it in accordance with their respective terms.

5.	The Purchaser is not in breach of, or in default under, any agreement which could have a material adverse effect on its ability to perform its obligations under this Agreement.

6.	The Purchaser is not insolvent nor has been declared bankrupt, and no action or request is pending to declare any of the Purchaser bankrupt or to make the Purchaser subject to any proceeding contemplated by any applicable bankruptcy law.

7.	The Purchaser has sufficient funds in cash available to it to fulfil its obligations to pay the Closing Payment Amount at Closing.

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Schedule 9. Tax Deed

1.	TAX INDEMNITY

1.1	Subject to Closing, the Seller shall pay, on a euro-for-euro basis, to the Purchaser, or at the option of the Purchaser to the Company, an amount equal to:

a.	any Actual Tax Liability of the Company arising as a result of any Event occurring on or before the Closing Date or as a result of any income, profits, gains, turnover or wages that are earned, accrued, received or paid on or before the Closing Date;

b.	any Effective Tax Liability; and

c.	any liability of the Company under any warranty, indemnity or covenant in respect of Tax under an agreement to which such Company is a party, in each case relating to any period ending on or before the Closing Date; and

d.	all out-of-pocket costs and expenses reasonably incurred by a member of the Purchaser Group in connection with any Tax or Tax liability referred to in a. – c. of this Section

1.1	or in connection with any action taken in avoiding, resisting or settling any such Tax or Tax liability.

1.2	For purposes of Section 1.1a of this Tax Deed, any income, profits, gains, turnover or wages in respect of a Straddle Period shall be allocated between the pre-Closing portion of such Straddle Period and the post-Closing portion of such Straddle Period based on the assumption of an actual closing of the tax books of the Company on the Closing Date, provided, however, that in the deemed closing of the tax books, Taxes that are not imposed on income, receipts or otherwise on a transactional basis shall be allocated on a daily basis.

1.3	Any disclosure by the Seller or the knowledge of the Purchaser with respect to any matter for which indemnification is provided for under the Tax Indemnity shall not operate to exclude or limit Seller’s liability thereunder.

2.	TAX CLAIM PROCEDURE

2.1	Any Tax Claim shall be notified to the Seller by the Purchaser in writing, giving reasonable particulars of the facts relating to such claim (to the extent known to the Purchaser).

2.2	Any payment by the Seller in respect of a Tax Claim shall be made as follows:

a.	in case of a Tax Liability (other than an Effective Tax Liability), ultimately the date falling 10 (ten) Business Days before the latest date on which the relevant Tax may be paid to the relevant Tax Authority without a liability to interest or penalties accruing;

57

b.	in case of an Effective Tax Liability:

i.	ultimately the date falling 10 (ten) Business Days after the date on which the relevant Tax would have been payable to the relevant Tax Authority, but for the use or set-off of the relevant Relief; or

ii.	to the extent it consists of a right to a repayment of or in respect of Tax, the date on which such repayment of or in respect of Tax would have been obtained.

3.	EXCLUSIONS

3.1	In addition to the limitations of liability set out in Clauses 8.1.1b (Limitation in time) and 8.4.2 (Maximum liability), which apply mutatis mutandis to any Tax Claim, the Seller shall not be liable in respect of a Tax Claim if and to the extent:

a.	a specific allowance, provision or reserve for the relevant Tax Liability has been made in the Accounts and such allowance, provision or reserve is released, which release is directly attributable to the facts giving rise to the Tax Claim;

b.	the relevant Tax Liability would not have arisen (or would have been reduced) but for a change in Tax legislation or a change in the interpretation of Tax legislation on the basis of published authoritative supreme court case law, or a change in any published practice of any Tax Authority, in each case made after the Closing Date;

c.	the relevant Tax Liability would not have arisen but for a voluntary act or omission carried out or effected by a member of the Purchaser Group after Closing, other than a voluntary act or omission which (i) is in the ordinary course of business as carried on by the Company at the Closing Date, (ii) is required by Applicable Law, (iii) the Purchaser or the Company was committed to do under a legal commitment or agreement that existed on or before Closing, or (iv) was carried out or effected at the request or direction or with the consent of the Seller, or (v) would not have resulted in the relevant Tax Liability had the Tax Warranties been true and accurate;

d.	the relevant Tax Liability would not have arisen but for a voluntary change to the date as per which the Company prepares its Tax accounts or its Tax accounting policies after Closing, unless such changes are required by Applicable Law.

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4.	CONDUCT OF TAX AUDITS

4.1	The Purchaser shall promptly notify the Seller, or as the case may be, the Seller shall promptly notify the Purchaser, in each case in writing and in any event within 10 (ten) Business Days upon receipt of a notice of a Tax Audit or if it becomes aware of any fact, matter, circumstance or event which has given or might give rise to a Tax Claim. In such event:

a.	the Purchaser shall be entitled (i) to elect to control the conduct of any Tax Audit, and (ii) to settle and/or compromise any Tax Audit, provided, however, that in the event such settlement or compromise regards a Seller Tax Audit, such settlement or compromise shall, subject to the Seller acknowledging liability under the Tax Indemnity, be effected only with the prior written consent of the Seller, which consent shall not be unreasonably withheld or delayed;

b.	if the Purchaser elects not to assume the defense of a Seller Tax Audit, the Seller shall have the right (i) to control, at its own costs, the conduct of such Seller Tax Audit, (ii) to employ counsel, and (iii) to settle and/or compromise such Seller Tax Audit, provided, however, that such settlement or compromise shall be effected only with the consent of the Purchaser, which consent shall not be unreasonably withheld or delayed; and

c.	the Parties agree to render the other Party such assistance as may reasonably be requested in order to ensure the proper and adequate defense of any Seller Tax Audit.

4.2	The Party controlling the conduct of any Seller Tax Audit shall:

a.	at all times keep the other Party informed of any developments in the defence of any Seller Tax Audit and of its intentions as to how to proceed and shall deliver to the other Party copies of all correspondence sent to or received from any Tax Authority in respect of the Seller Tax Audit;

b.	take all reasonable efforts to keep any Tax Liability subject to a Seller Tax Audit as low as possible;

c.	take into account any reasonable comments the other Party may have, and obtain the other Party’s prior written consent (which consent shall not be unreasonably withheld), on: (i) any material decisions relating to the conduct of the Seller Tax Audit and (ii) any material communication to any third party (including any Tax Authority or competent court in relation to such Seller Tax Audit).

4.3	The Parties agree to retain all records that may be required for the conduct of any Tax Audit or other proceedings until the expiry of the statutory limitation period under Applicable Law or to comply with the obligations of the Company on the mandatory disclosure of cross-border tax arrangements under DAC6 (as amended) and, upon reasonable notice, provide each other access to all books and records relating to the relevant Company as may reasonably be required to exercise their rights under this Section 5 (Conduct of Tax Audits).

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5.	TAX EXPERT

5.1	In the event the Seller and the Purchaser fail to amicably resolve any disputes in respect of a Tax Claim, then any such unresolved issue shall be referred for expert determination (bindend advies) to such independent firm of tax advisers (belastingadviseurs) of repute and recognized standing as the Parties may agree in writing or, failing such agreement within 20 (twenty) Business Days, such independent firm of tax advisers of repute and recognized standing as shall be appointed for this purpose on the application of the Seller or the Purchaser by the President of the Dutch Association of Tax Advisers (Nederlandse Orde van Belastingadviseurs (NOB)) (the “Tax Expert”). The Tax Expert shall (be instructed to) act on the following basis:

a.	the matter shall be notified to the Tax Expert in writing within 10 (ten) Business Days after the Tax Expert shall have been appointed in accordance with this Section 5.1;

b.	the Tax Expert shall give each of the Seller and the Purchaser a reasonable opportunity to submit written explanations of its position and views as well as the opportunity to attend a hearing to further explain its position and views, all in the English language;

c.	the Seller and the Purchaser shall each provide the Tax Expert promptly with all information and assistance which the Tax Expert shall reasonably require;

d.	the Tax Expert shall render its decision within 30 (thirty) Business Days of receipt of notification of the matter and such decision shall be final and binding on the Parties (bindend advies) (the “Tax Expert’s Decision”); and

e.	each Party shall bear its own costs in connection with the proceedings pursuant to this Section 5.1. The legal fees and the fees and expenses of the Tax Expert shall be borne and paid by the Party that was held at fault pursuant to the Tax Expert’s Decision or, if the Tax Expert doesn’t hold a Party at fault, equally by the Purchaser and the Seller.

6.	MASTER FILE AND LOCAL FILE

6.1	The Seller shall, at its own expense, be responsible for and prepare, or shall procure the preparation of, all Master Files and Local Files relating to the Company for the financial years up to and including 2023, in each case within the applicable time limits under Applicable Law.

6.2	The Seller shall, or shall procure that the relevant member of the Seller Group shall, transfer to the Purchaser all relevant parts of the Master Files and all Local Files relating to the Company for the financial years up to and including 2023 at the time such Local Files have been finalized, but in any event before 1 May 2025.

6.3	The Seller shall provide the Purchaser with such information and assistance as the Purchaser may reasonably require to comply with any obligation under Applicable Law in respect of the preparation of any Local File relating to the Company for the financial years up to and including the financial year in which Closing occurs.

7.	GOVERNING PROCEDURE

7.1	In addition to the provisions set out in any other Section of this Schedule 9 (Tax Deed), the provisions set forth in Clauses 8.1.1b (No limitations), 8.4.2 (Maximum liability), 8.7 (No limitations), 8.8.1 (Effect of Tax and insurance), 8.10 (Payment without deductions), 8.11 (No double recovery) and 8.12 (Mitigation) shall apply mutatis mutandis to this Schedule 9 (Tax Deed).

7.2	This Schedule 9 (Tax Deed) governs the procedure for all Tax Claims and all Tax matters of the Company, and in case of a conflict between this Schedule 9 (Tax Deed) and the provisions elsewhere in this Agreement, the provisions of this Schedule 9 (Tax Deed) shall prevail.

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Schedule 10. Data Room index

[To be inserted separately]

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
20200604 Deed of Incorporation Evolution Terminals B.V. ENG.PDF	.PDF	Corporate Data	Corporate Documents	ETBV Incorporation Docs
20200604 Official Deed of Incorporation Evolution Terminals BV.PDF	.PDF	Corporate Data	Corporate Documents	ETBV Incorporation Docs
20200730 true copy articles of association Evolution Terminals B.V. (Eng).PDF	.PDF	Corporate Data	Corporate Documents	ETBV Incorporation Docs
20200730 true copy articles of association Evolution Terminals B.V. (Dutch).PDF	.PDF	Corporate Data	Corporate Documents	ETBV Incorporation Docs
ETBV Org Chart_May23.pptx	.pptx	Corporate Data	Corporate Documents	ETBV Org Chart
20200721 Resolution amendment articles of association Evolution Terminal B.V..pdf	.pdf	Corporate Data	Corporate Documents	ETBV Resolutions and Deeds
ETBV Share Premium Resolution 10-22-24-AH.pdf	.pdf	Corporate Data	Corporate Documents	ETBV Resolutions and Deeds
Shareholders Resolution re Rectification March 13, 2024 SIGNED.pdf	.pdf	Corporate Data	Corporate Documents	ETBV Resolutions and Deeds
Shareholders Resolution_AHromyk_Director_21June2024.pdf	.pdf	Corporate Data	Corporate Documents	ETBV Resolutions and Deeds
Shareholders Resolution_ETBV_FFEU_30Sep22.pdf	.pdf	Corporate Data	Corporate Documents	ETBV Resolutions and Deeds
Shareholders Resolution_ETBV_VH2HAG_05Oct22.pdf	.pdf	Corporate Data	Corporate Documents	ETBV Resolutions and Deeds
true copy deed of Issue shares 2_05Oct22.pdf	.pdf	Corporate Data	Corporate Documents	ETBV Resolutions and Deeds
true copy issue shares 1_27Sep22.pdf	.pdf	Corporate Data	Corporate Documents	ETBV Resolutions and Deeds
true copy transfer Arron - FFE_23Sep2022.pdf	.pdf	Corporate Data	Corporate Documents	ETBV Resolutions and Deeds
true copy transfer FFE - Swiss_23Sep2022.pdf	.pdf	Corporate Data	Corporate Documents	ETBV Resolutions and Deeds
Deed of issue of shares Evolution Terminals B.V._23-03-2023 (AfschriftDigitaal).pdf	.pdf	Corporate Data	Corporate Documents	ETBV Resolutions and Deeds
KvK Extract ETBV Capitalisation 25032023.pdf	.pdf	Corporate Data	Corporate Documents	ETBV Resolutions and Deeds
Shareholders Resolution Evolution Terminals B.V._debt conversion into shares.doc.pdf	.pdf	Corporate Data	Corporate Documents	ETBV Resolutions and Deeds
20240314 Deed of Assignment IP Smyth Mar 14 signedAS.pdf	.pdf	Corporate Data	Corporate Documents	ETBV Resolutions and Deeds
20221013 Updated shareholders register Evolution Terminals B.V..pdf	.pdf	Corporate Data	Corporate Documents	ETBV Shareholder Register
20230323 Updated shareholders register Evolution Terminals B.V.pdf	.pdf	Corporate Data	Corporate Documents	ETBV Shareholder Register
20230323 Updated shareholders register Evolution Terminals B.V_signedcopy.pdf	.pdf	Corporate Data	Corporate Documents	ETBV Shareholder Register
20240104 KvK address change ETBV.pdf	.pdf	Corporate Data	Corporate Documents	KvK
20240112 confirmation ETBV address change.pdf	.pdf	Corporate Data	Corporate Documents	KvK
KvK UBO Declaration_ETBV_070422.pdf	.pdf	Corporate Data	Corporate Documents	UBO Register
KvK Update UBO_ETBV_May2022.pdf	.pdf	Corporate Data	Corporate Documents	UBO Register
CLOSING BOOK May 31 2022.pdf	.pdf	Corporate Data	Corporate Documents	VisionH2 Acquisition of ETBV
Attachment B - Budget Quote.pdf	.pdf	Corporate Data	ETBV Business Plan	CAPEX Cost Estimates 2023
nlT57563 Basis of Cost Estimate RevA.pdf	.pdf	Corporate Data	ETBV Business Plan	CAPEX Cost Estimates 2023
nlT57563 Cost Estimate RevA.pdf	.pdf	Corporate Data	ETBV Business Plan	CAPEX Cost Estimates 2023
nlT57563 FEL Index RevA.pdf	.pdf	Corporate Data	ETBV Business Plan	CAPEX Cost Estimates 2023
nlT57563 Basis of Cost Estimate RevC.pdf	.pdf	Corporate Data	ETBV Business Plan	CAPEX Cost Estimates 2023
nlT57563 Cost Estimate RevC.pdf	.pdf	Corporate Data	ETBV Business Plan	CAPEX Cost Estimates 2023
20230928 Evolution Cost Waterfall chart.pdf	.pdf	Corporate Data	ETBV Business Plan	CAPEX Cost Estimates 2023
nlT57563 Basis of Cost Estimate RevB2.pdf	.pdf	Corporate Data	ETBV Business Plan	CAPEX Cost Estimates 2023
nlT57563 Cost Estimate RevB2.pdf	.pdf	Corporate Data	ETBV Business Plan	CAPEX Cost Estimates 2023
Annex I - 36203A - Geldof - Budget Tender.pdf	.pdf	Corporate Data	ETBV Business Plan	CAPEX Cost Estimates 2023
Annex II - O_JJ_DS_42 325-1.pdf	.pdf	Corporate Data	ETBV Business Plan	CAPEX Cost Estimates 2023
PV2311-A-RE-01 REV0D Basis of Cost Estimate.pdf	.pdf	Corporate Data	ETBV Business Plan	CAPEX Cost Estimates 2023
PV2311-C-CE-01 REV1B Economic Evaluation.pdf	.pdf	Corporate Data	ETBV Business Plan	CAPEX Cost Estimates 2023
ETBV_Infopack_Apr 2024.pdf	.pdf	Corporate Data	ETBV Business Plan	Corporate Presentation
EvoTerminals_FM_11 09 2023_vDCF.xlsx	.xlsx	Corporate Data	ETBV Business Plan	Pro Forma Financial Model September 2023
KvK Extract ETBV Capitalisation 25032023.pdf	.pdf	Corporate Data	Financial	ETBV Increase Capitalisation March 2023
Gedeponeerde jaarrekening - KvK 78207886 - Boekjaar 2020.pdf	.pdf	Corporate Data	Financial	Financial Statements
Jaarrekening 2020 Evolution Terminals B.V. (1).pdf	.pdf	Corporate Data	Financial	Financial Statements
Jaarrekening 2021 Evolution Terminals B.V..pdf	.pdf	Corporate Data	Financial	Financial Statements
‘Financial Statement 2022 of Evolution Terminals B.V.pdf	.pdf	Corporate Data	Financial	Financial Statements
Jaarrekening 2023 Evolution Terminals B.V..pdf	.pdf	Corporate Data	Financial	Financial Statements
ETBV Corporate Tax 2020.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV Corporate Tax 2021.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV Corporate Tax 2022.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV Corporate Tax 2023.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q1 2021 accepted.pdf	.pdf	Corporate Data	Financial	Taxes

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
ETBV VAT Q1 2021.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q1 2022.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q1 2023.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q1 2024.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q2 2021.pdf	.pdf	Corporate Data	Financial	Taxes
SKM-C227 Re21083112540.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q2 2022.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q2 2023.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q2 2024.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q3 2021.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q3 2022.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q3 2023.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q3 2024.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q3 and Q4 2020.pdf	.pdf	Corporate Data	Financial	Taxes
2021 VAT supplement 290922.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q4 2021.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q4 2022.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q4 2023.pdf	.pdf	Corporate Data	Financial	Taxes
ETBV VAT Q4 2023_supplement.pdf	.pdf	Corporate Data	Financial	Taxes
Evolution Logo White with green and black.jpg	.jpg	Corporate Data	Logos	Updated Logos
Evolution logos trans.png	.png	Corporate Data	Logos	Updated Logos
Evolution logos white trans.png	.png	Corporate Data	Logos	Updated Logos
Evolution logos white-green trans.png	.png	Corporate Data	Logos	Updated Logos
Evolution logos.jpg	.jpg	Corporate Data	Logos	Updated Logos
20230505 jetty line list - for estimation.xlsx	.xlsx	Corporate Data	Material Contracts	Badger Company
20230511 Badger email quote.pdf	.pdf	Corporate Data	Material Contracts	Badger Company
20230417 Bilfinger quote nlP11956 - ETBV VOS emissions.pdf	.pdf	Corporate Data	Material Contracts	Bilfinger Tebodin
20230530 confirmation of acceptance quote 12052.pdf	.pdf	Corporate Data	Material Contracts	Bilfinger Tebodin
nlP 12052 Evolution Terminals.pdf	.pdf	Corporate Data	Material Contracts	Bilfinger Tebodin
nlP12051 - Attachment 1 - GTC Tebodin.pdf	.pdf	Corporate Data	Material Contracts	Bilfinger Tebodin
20230705 ETBV approval for Cracker Study w Tebodin.pdf	.pdf	Corporate Data	Material Contracts	Bilfinger Tebodin
20230705 ETBV award Cracker FEL1 to Tebodin.pdf	.pdf	Corporate Data	Material Contracts	Bilfinger Tebodin
nlP12021 - Evolution Terminals, PC.pdf	.pdf	Corporate Data	Material Contracts	Bilfinger Tebodin
20230908 SIGNED ChangeStatementOfCosts_nlT57639_01.pdf	.pdf	Corporate Data	Material Contracts	Bilfinger Tebodin
ChangeStatementOfCosts_nlT57639_01_Evolution_Terminals.pdf	.pdf	Corporate Data	Material Contracts	Bilfinger Tebodin
ChangeStatementOfCosts_nlT57639_01_Evolution_Terminals_dropdown.pdf	.pdf	Corporate Data	Material Contracts	Bilfinger Tebodin
nlP12375 Evolution Terminals update CE.pdf	.pdf	Corporate Data	Material Contracts	Bilfinger Tebodin
Evolution Terminals Proposal_signedAug11th22.pdf	.pdf	Corporate Data	Material Contracts	Blender Media (Website)
20221010 SIGNED Proposal_5169-2_Evolution Terminals B.V. applications 2022.pdf	.pdf	Corporate Data	Material Contracts	BMD Zuid
20230509 Proposal_7172-2_Evolution Terminals B.V. application feb-dec2023 SIGNED.pdf	.pdf	Corporate Data	Material Contracts	BMD Zuid
Proposal_7172-2_Evolution Terminals B.V. application feb-dec2023_signedETBVMay923.pdf	.pdf	Corporate Data	Material Contracts	BMD Zuid
20230629 Evolution_Terminals_Off (SQ-00851) - Version 3 SIGNED.pdf	.pdf	Corporate Data	Material Contracts	CEC Cost Engineering Consultancy
20220727 quotation dgmr.pdf	.pdf	Corporate Data	Material Contracts	DGMR
De Nieuwe Regeling DNR 2011.pdf	.pdf	Corporate Data	Material Contracts	DGMR
Toelichting op de DNR 2011.pdf	.pdf	Corporate Data	Material Contracts	DGMR
20221118 DGMR aanvullend onderzoek offerte.docx	.docx	Corporate Data	Material Contracts	DGMR
De Nieuwe Regeling DNR 2011.pdf	.pdf	Corporate Data	Material Contracts	DGMR
Toelichting op de DNR 2011.pdf	.pdf	Corporate Data	Material Contracts	DGMR
20230213 DgMr Additional Aerius.pdf	.pdf	Corporate Data	Material Contracts	DGMR
20230328 dgmr quotation correction plot outline.pdf	.pdf	Corporate Data	Material Contracts	DGMR
22061-30-14A-001_Layout_rev 0.pdf	.pdf	Corporate Data	Material Contracts	DGMR
Inrichtingsgrens_Evolution Terminals.zip	.zip	Corporate Data	Material Contracts	DGMR
20230210 Proposal HAZID Evolution Terminals.pdf	.pdf	Corporate Data	Material Contracts	DNV - HAZID
Fluor TSA_ Green Energy Hub FEED Contract 25-Sep-23.pdf	.pdf	Corporate Data	Material Contracts	Fluor
20220309 Final non-binding EoI ETBV-HDNN.pdf	.pdf	Corporate Data	Material Contracts	Gasunie-HYNetwork

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
20231113 template Expression of Interest Hynetwork Network Netherlands.pdf	.pdf	Corporate Data	Material Contracts	Gasunie-HYNetwork
20231121 Updated ETBV EoI Hynetwork Network signed.pdf	.pdf	Corporate Data	Material Contracts	Gasunie-HYNetwork
Expression of Interest Hynetwork Network Netherlands (20-11).pdf	.pdf	Corporate Data	Material Contracts	Gasunie-HYNetwork
Expression of Interest Hynetwork Network Netherlands.pdf	.pdf	Corporate Data	Material Contracts	Gasunie-HYNetwork
Hydrogen Network Sprecificaties.pdf	.pdf	Corporate Data	Material Contracts	Gasunie-HYNetwork
Non Disclosure Agreement Hydrogen Network Netherlands - version 12.22 .pdf	.pdf	Corporate Data	Material Contracts	Gasunie-HYNetwork
Non Disclosure Agreement Hydrogen Network Netherlands_signed252022.pdf	.pdf	Corporate Data	Material Contracts	Gasunie-HYNetwork
Services Agreement DTC ETBV July 2023 signed.pdf	.pdf	Corporate Data	Material Contracts	John Legg
Services Agreement DTC ETBV Oct 2024 FINAL-Signed.pdf	.pdf	Corporate Data	Material Contracts	John Legg
COR_003_draft_rev1 signedETBVMar23_CM_MS.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
2023-03-03_COR_002_draft_rev2_signedETBVMar32023_CM_MS.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
2022-12-02_MoU PreFeed-FEED-OBE-EPC_FINAL_signed.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
2022-10-19_Cover Letter_Evolution Terminal_Pre-FEED LE signed.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 1_P2122089_Commercial-Contract LE signed.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_App1_22061-30-14A-001_Layout_Option0_rev 1 LR.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_App2_22061-80-11A-002_PFD_rev 0 AMMONIA.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_App3_Evo Functional Requirements draft 2022-07-04.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_App4_22061-30-14A-001_Layout_Option0_RH.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_App5_notitie QRA test NH3 opslagtanks.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_App6_Ritthem Evolution dtm 210204.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_App7_Soil Data-Preliminary.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_P2122089_Pre-FEED Preliminary Basis of Design.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att2_P21202089_Pre-FEED_Deliverables_List.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att3_P2122089_Scope_Supply_Matrix.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att4_P2122089_Schedule Level 1.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_P2122089_Technical_Part LE signed.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
20221102 Part 1_P2122089_Commercial-Contract_clean_signedETBV.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
20221103_Part 1_P2122089_Commercial-Contract_clean_SIGNED.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Content of PID Status D1 Vlissingen.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Content of PID Status D2 Vlissingen.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Deliverables List Client.xlsx	.xlsx	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att2_FEED Deliverables List.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att3_FEED Scope of Supply Matrix.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Scopy Supply Matrix Client.xlsx	.xlsx	Corporate Data	Material Contracts	Linde Engineering
Cover Letter_Evolution Terminal_FEED.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
EVO FEED Proposal.zip	.zip	Corporate Data	Material Contracts	Linde Engineering
E-LIN-EVO-0172 RE Re E-LIN-EVO-0140 Vlissingen NH3 - Proposal for FEED (P2122103).msg	.msg	Corporate Data	Material Contracts	Linde Engineering
Content of PID Status E1 Vlissingen.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
E-LIN-EVO-0178 RE RE Re E-LIN-EVO-0140 Vlissingen NH3 - Proposal for FEED (P2122103).msg	.msg	Corporate Data	Material Contracts	Linde Engineering
&AA-A-TT 1001.001 (EN)_02 Schedule Pre-FEED Updated Schedule .pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
20230105 ChangeOrder_001_SignedETBV5jan23.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
20230112_ChangeOrder_001v2_SignedETBV12jan23.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
2110CEE2_Vlissingen Pre-FEED Study_Schedule Pre-FEED - Initial Schedule.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
COR_001_draft_rev0.docx	.docx	Corporate Data	Material Contracts	Linde Engineering
COR_001_draft_rev0.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
20230303 COR_002_draft_rev2_signedETBV.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
20230307 COR_002_draft_rev2_SIGNED.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
COR_002_draft_rev2.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
18-03-2023 Variaton Order (QRA).docx	.docx	Corporate Data	Material Contracts	Linde Engineering
20230321 COR_003_draft_rev1 signedETBV.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
COR_003_draft_rev1.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
20230612 Linde CO004 conf of cancellation.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Attachement A - Combined PFDs with Isolatable Sections.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
COR_004_draft_rev1.docx	.docx	Corporate Data	Material Contracts	Linde Engineering
COR_004_draft_rev1.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
LIN-07-R-01 Consequence Modelling Vlissingen Site rev1.0.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
LIN-07-R-02 QRA Vlissingen Site rev 3.0.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
LIN-07-TN-01 Assumptions Sheets - r2.0.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
_Vlissingen NH3 Pre-FEED (2110CEE2) Re_ E-LIN-EVO-0159 _ QRA submission (COR_003) - First Issue.msg	.msg	Corporate Data	Material Contracts	Linde Engineering
2110CEE2 Vlissingen NH3_ OBE Procedure v13.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Open Book Estimation Procedure (OBE) Att1 v13.xlsx	.xlsx	Corporate Data	Material Contracts	Linde Engineering
2022-11-03_Part 1_P2122089_Commercial-Contract_clean_signedETBV_MS_MC.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
20230112_ChangeOrder_001v2_SignedETBV12jan23.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 1_P2122089_Commercial-Contract LE signed.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_P2122089_Technical_Part LE signed.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_App1_22061-30-14A-001_Layout_Option0_rev 1 LR.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_App2_22061-80-11A-002_PFD_rev 0 AMMONIA.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_App3_Evo Functional Requirements draft 2022-07-04.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_App4_22061-30-14A-001_Layout_Option0_RH.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_App5_notitie QRA test NH3 opslagtanks.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_App6_Ritthem Evolution dtm 210204.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_App7_Soil Data-Preliminary.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att1_P2122089_Pre-FEED Preliminary Basis of Design_signedETBV_LIN.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att2_P21202089_Pre-FEED_Deliverables_List_signedETBV_LIN.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att3_P2122089_Scope_Supply_Matrix_signedETBV_LIN.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Part 2_Att4_P2122089_Schedule Level 1_signedETBV_LIN.pdf	.pdf	Corporate Data	Material Contracts	Linde Engineering
Online Subscription Agreement _ Microsoft.pdf	.pdf	Corporate Data	Material Contracts	Microsoft O365
2020 evolution terminals Policy_regarding_the_building_of_port_infrastructure_at_ZSP_NorthSeaPort_20170811 Getekend.pdf	.pdf	Corporate Data	Material Contracts	NSP Long Lease
2020 18 11 ETBV letter construction of jetty Nov 2020.pdf	.pdf	Corporate Data	Material Contracts	NSP Long Lease
2020 Algemene Voorwaarden voor Gronduitgifte 2014 (Engelse versie) Getekend.pdf	.pdf	Corporate Data	Material Contracts	NSP Long Lease
20221121 20V24 EVOLUTION TERMINALS AREA DRAWING incl new plot.pdf	.pdf	Corporate Data	Material Contracts	NSP Long Lease
20221213 NSP confirmation of fulfillment of ETBV long lease extension.pdf	.pdf	Corporate Data	Material Contracts	NSP Long Lease
2022 18_08 teken_versie_Addendum_long_lease_agreement_evolution_terminals_dated_18_december_2020_executed.pdf	.pdf	Corporate Data	Material Contracts	NSP Long Lease
2024_03_14_Addendum_2_to_the_NSPLongLeaseETBV.pdf	.pdf	Corporate Data	Material Contracts	NSP Long Lease
Addendum 2 NSP long lease agreement evolution terminals DRAFT 151123 v2.0.docx	.docx	Corporate Data	Material Contracts	NSP Long Lease
ETBV Long Lease and Final Drawing Dec 18 20_.pdf	.pdf	Corporate Data	Material Contracts	NSP Long Lease
Evolution cadastral numbers.pdf	.pdf	Corporate Data	Material Contracts	NSP Long Lease
Evolution cadastral numbers1.pdf	.pdf	Corporate Data	Material Contracts	NSP Long Lease
General Terms and Conditions and Tariffs - North Sea Port Netherlands 2021 Getekend.pdf	.pdf	Corporate Data	Material Contracts	NSP Long Lease
L-NSP re New Plot July 18 2022.pdf	.pdf	Corporate Data	Material Contracts	NSP Long Lease
NSP overeenkomst intern salderen stikstof emissie rechten Evolution Terminals BV_aanpassing .docx	.docx	Corporate Data	Material Contracts	NSP Long Lease
20230202 approval to enroll NSP Promo Council.pdf	.pdf	Corporate Data	Material Contracts	NSP Promotion Council
20230302 Aanmeldingsformulier NSP Promotion Council.pdf	.pdf	Corporate Data	Material Contracts	NSP Promotion Council
ETBV information.docx	.docx	Corporate Data	Material Contracts	NSP Promotion Council
Aanmeldingsformulier Promotion Council North Sea Port.pdf	.pdf	Corporate Data	Material Contracts	NSP Promotion Council
brochure.pdf	.pdf	Corporate Data	Material Contracts	NSP Promotion Council
Contributie en Voorwaarden per 1 jan 2023.pdf	.pdf	Corporate Data	Material Contracts	NSP Promotion Council
Participanten v06_2023.pdf	.pdf	Corporate Data	Material Contracts	NSP Promotion Council
Programma 2023.xlsx	.xlsx	Corporate Data	Material Contracts	NSP Promotion Council
Services Agreement CPL ETBV Oct 2024_signed.pdf	.pdf	Corporate Data	Material Contracts	Project Team
CA ETBV-Monteem.pdf	.pdf	Corporate Data	Material Contracts	Project Team
Emilie Janson - Draft ETBV Service Agreement Dec 2023.pdf	.pdf	Corporate Data	Material Contracts	Project Team
20210122 NDA_Stolkpark_Riverlake_Evolution Terminals.pdf	.pdf	Corporate Data	Material Contracts	Project Team
20231201 NDA Stolkpark Consulting ETBV.pdf	.pdf	Corporate Data	Material Contracts	Project Team
ETBV Consultant CA Stolkpark Consulting BV Oct 2023.pdf	.pdf	Corporate Data	Material Contracts	Project Team
Maarten Reenalda - Draft ETBV Service Agreement Dec 2023.pdf	.pdf	Corporate Data	Material Contracts	Project Team
Marc Tesselaar - Draft ETBV Service Agreement Oct 2023.pdf	.pdf	Corporate Data	Material Contracts	Project Team
NDA Marc Tesselaar 290121.pdf	.pdf	Corporate Data	Material Contracts	Project Team
NeoFuels-Consultancy Agreement-Extention-01 05 2023-signed.pdf	.pdf	Corporate Data	Material Contracts	Project Team
NeoFuels_Consultancy Agreement_01 02 2023_signed.pdf	.pdf	Corporate Data	Material Contracts	Project Team

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
VE Consultant CA NeoFuels Nov 2022_signed.pdf	.pdf	Corporate Data	Material Contracts	Project Team
20230612 ETBV-PV SIGNED service contract.pdf	.pdf	Corporate Data	Material Contracts	Proton Ventures
20231230 confirmation of Regus agreement.pdf	.pdf	Corporate Data	Material Contracts	Regus
20231230 Regus OSA_PRT11283447_020120241143 SIGNED.pdf	.pdf	Corporate Data	Material Contracts	Regus
20240101 Regus welcome email.pdf	.pdf	Corporate Data	Material Contracts	Regus
Regus_House_Rules_633_1043_20231017.pdf	.pdf	Corporate Data	Material Contracts	Regus
Regus_House_Rules_633_2057_20231017.pdf	.pdf	Corporate Data	Material Contracts	Regus
20230316 Rho_adviseurs-Opdrachtformulier 20230310_signedETBV.pdf	.pdf	Corporate Data	Material Contracts	Rho Adviseurs
Offerte offerte aanvullend budget MER ETbv-Rho _ 20181607.pdf	.pdf	Corporate Data	Material Contracts	Rho Adviseurs
Offerte offerte aanvullend budget MER ETbv-Rho _ signedAS290822.pdf	.pdf	Corporate Data	Material Contracts	Rho Adviseurs
Rechtsverhouding_DNR2011_juli2013_ENG.pdf	.pdf	Corporate Data	Material Contracts	Rho Adviseurs
20221129 ETBV RL Management and PMC Agreement preFEED.pdf	.pdf	Corporate Data	Material Contracts	Riverlake Agreement
Evoterminals_Riverlake proposal signed 1 Mar 2021.pdf	.pdf	Corporate Data	Material Contracts	Riverlake Agreement
L-Riverlake Sept 2022 re Amendment.pdf	.pdf	Corporate Data	Material Contracts	Riverlake Agreement
LTF ETBV to Riverlake Oct 25 2023_signed.pdf	.pdf	Corporate Data	Material Contracts	Riverlake Agreement
Riverlake_Evolution Terminals proposal phase 2en3 Final June 30 2021_signed.pdf	.pdf	Corporate Data	Material Contracts	Riverlake Agreement
Gereguleerde offerte- Evolution Terminals B.V-AH[4].pdf	.pdf	Corporate Data	Material Contracts	Stedin
Opdrachtbevestiging 5 MVA offerte- Evolution Terminals B.V_.pdf	.pdf	Corporate Data	Material Contracts	Stedin
stedin av gv aansluiting transport diensten.pdf	.pdf	Corporate Data	Material Contracts	Stedin
stedin av gv aansluiting transport elektriciteit (1).pdf	.pdf	Corporate Data	Material Contracts	Stedin
Mijnaansluiting.nl - power application additional.pdf	.pdf	Corporate Data	Material Contracts	Stedin
Mijnaansluiting.nl - power application.pdf	.pdf	Corporate Data	Material Contracts	Stedin
Screenshot Mijnaansluiting 2024-11-05 123924.jpg	.jpg	Corporate Data	Material Contracts	Stedin
Signed MoU Stepan - Evolution Terminals.pdf	.pdf	Corporate Data	Material Contracts	Stepan
20220902 OFF5135_Jetty Evolution Terminal Vlissingen - Fase 1 SIGNED.pdf	.pdf	Corporate Data	Material Contracts	Stranger
ETBV_MvC_SettlementAgt_Scan_2022-02-24.pdf	.pdf	Corporate Data	Misc
CCM-ETBV Assignment Agreement 2021 SIGNED.pdf	.pdf	New Document Uploads_DD	CCM Assignment Agreement
20231023 nlT57639-3401001- intermediate report study NH3 cracker ETBV.pdf	.pdf	New Document Uploads_DD	Cracker Feasibility Study
20231123 nlT57639-3401001- Final report study NH3 cracker ETBV rev B for comment.pdf	.pdf	New Document Uploads_DD	Cracker Feasibility Study
20231221 nlT57639 End presentation ETBV cracker feasibility.pdf	.pdf	New Document Uploads_DD	Cracker Feasibility Study
Evolution Estimate Overview 08 Dec.pdf	.pdf	New Document Uploads_DD	Cracker Feasibility Study	20231212 cracker reports DRAFT
Evolution Terminals Ammonia Cracker PM_EN_T57939_FEL.pdf	.pdf	New Document Uploads_DD	Cracker Feasibility Study	20231212 cracker reports DRAFT
nlT57639-3401001- Final report feasibility study Ammonia cracker Evolution Terminals - rev B for comment_SB_EJ.pdf	.pdf	New Document Uploads_DD	Cracker Feasibility Study	20231212 cracker reports DRAFT
nlT57639-7422001_A Evolution Terminals Ammonia Cracker Feasibility Study _Basis of Cost Estimate.pdf	.pdf	New Document Uploads_DD	Cracker Feasibility Study	20231212 cracker reports DRAFT
Evolution Estimate Overview 16 Jan 24.pdf	.pdf	New Document Uploads_DD	Cracker Feasibility Study	20240117 Final cracker feasibility
Evolution Terminals Ammonia Cracker PM_EN_T57939_FEL.pdf	.pdf	New Document Uploads_DD	Cracker Feasibility Study	20240117 Final cracker feasibility
nlT57639-3401001- Final report feasibility study Ammonia cracker Evolution Terminals - rev C - for send out.pdf	.pdf	New Document Uploads_DD	Cracker Feasibility Study	20240117 Final cracker feasibility
nlT57639-7422001_B Evolution Terminals Ammonia Cracker Feasibility Study _Basis of Cost Estimate - 16 jan 2024.pdf	.pdf	New Document Uploads_DD	Cracker Feasibility Study	20240117 Final cracker feasibility
7.11 CIT 2022 final assessment.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024
7.2 VAT 2023.xlsx	.xlsx	New Document Uploads_DD	Documents to VDR Questions 16102024	7.2 VAT
7.2 XBRL_ob_2023_1122826197653a708fa4a550.23266391.xbrl_report.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.2 VAT
7.2 XBRL_ob_2023_1324266754659e983c01b308.41479576.xbrl_report.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.2 VAT
7.2 XBRL_ob_2023_173005303464b7d343495d45.86314581.xbrl_report.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.2 VAT
7.2 XBRL_ob_2023_2110452242643fac22bc26e6.52367997.xbrl_report.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.2 VAT
7.21 XBRL_obsup_2023_93024156565f8121ab49f44.01447011.xbrl_report.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.2 VAT
CA ETBV-Monteem.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
Emilie Janson - Draft ETBV Service Agreement Dec 2023.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
20210122 NDA_Stolkpark_Riverlake_Evolution Terminals.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
20231201 NDA Stolkpark Consulting ETBV.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
ETBV Consultant CA Stolkpark Consulting BV Oct 2023.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
Maarten Reenalda - Draft ETBV Service Agreement Dec 2023.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
Marc Tesselaar - Draft ETBV Service Agreement Oct 2023.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
NDA Marc Tesselaar 290121.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
NeoFuels-Consultancy Agreement-Extention-01 05 2023-signed.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
NeoFuels_Consultancy Agreement_01 02 2023_signed.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
VE Consultant CA NeoFuels Nov 2022_signed.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
20221129 ETBV RL Management and PMC Agreement preFEED.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
Evoterminals_Riverlake proposal signed 1 Mar 2021.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
L-Riverlake Sept 2022 re Amendment.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
LTF ETBV to Riverlake Oct 25 2023_signed.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
Riverlake_Evolution Terminals proposal phase 2en3 Final June 30 2021_signed.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.28 ETBV Management Agreements
ETBV Draft Financials Q3-2024.xlsx	.xlsx	New Document Uploads_DD	Documents to VDR Questions 16102024	7.3 Draft FS Q3 2024
202106686-128456-1.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.32 Legal Expenses
202200584-128456-1.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.32 Legal Expenses
202202084.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.32 Legal Expenses
202202160-128456-1.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.32 Legal Expenses
202202466-128456-1.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.32 Legal Expenses
Evolution_Terminals_B_V -_Account_Transactions.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.32 Legal Expenses
23210000-Evolution_Terminals_B.V.-21-10-2024-FinARAPOutstanding.xlsx	.xlsx	New Document Uploads_DD	Documents to VDR Questions 16102024	7.33 Creditors & Accrued Expenses
7.33 North Sea Port Q1 2024.pdf	.pdf	New Document Uploads_DD	Documents to VDR Questions 16102024	7.33 Creditors & Accrued Expenses
RE_ Status besluit Evolution Terminals.pdf	.pdf	New Document Uploads_DD	Email Province to BMD Positive Refusal
NSP Map Location Gasunie H2 station.jpg	.jpg	New Document Uploads_DD	H2 Connection and Corridor NSP
Projected Throughput Volumes Summary_based on signed non-binding TS_ Apr 2024.xlsx	.xlsx	New Document Uploads_DD	Indicative TP volumes with sensitivity analysis NH3
Overeenkomst intern salderen stikstof emissie rechten Evolution Terminals BV_20240618.doc	.doc	New Document Uploads_DD	NSP ETBV NOx Draft Agreement (for review)
proof-of-payment_NSPLLQ32024.pdf	.pdf	New Document Uploads_DD	NSP Reservation Fee Payments
proof-of-payment_NSPLLQ42024.pdf	.pdf	New Document Uploads_DD	NSP Reservation Fee Payments
L22704-S-3D-41-A.pdf	.pdf	New Document Uploads_DD	NSP Supplementary Documents	Rail
afschrift_Evolution Terminals Operating.pdf	.pdf	New Document Uploads_DD	Other Dutch Entities	Evolution Terminals Operating BV
DEED_unof.trnsl_deed of incorporation Evolution Terminals Operating B.V. 30-12-2022 v3.pdf	.pdf	New Document Uploads_DD	Other Dutch Entities	Evolution Terminals Operating BV
Register of Shareholders Evolution Terminals Operating B.V. after incorporation.pdf	.pdf	New Document Uploads_DD	Other Dutch Entities	Evolution Terminals Operating BV
afschrift akte_akte oprichting Evolution Terminals SPV II B.V_v2 (AfschriftDigitaal).pdf	.pdf	New Document Uploads_DD	Other Dutch Entities	Evolution Terminals SPV II BV
DEED_unof.trnsl_deed of incorporation Evolution Terminals SPV II B.V. 30-12-2022_v3.pdf	.pdf	New Document Uploads_DD	Other Dutch Entities	Evolution Terminals SPV II BV
Register of Shareholders Evolution Terminals SPV II B.V. after incorporation.pdf	.pdf	New Document Uploads_DD	Other Dutch Entities	Evolution Terminals SPV II BV
afschrift_Vision Hydrogen BV.pdf	.pdf	New Document Uploads_DD	Other Dutch Entities	Vision Hydrogen BV
DEED_unof.trnsl_deed of incorporation Vision Hydrogen B.V_v3 30-12-2022.pdf	.pdf	New Document Uploads_DD	Other Dutch Entities	Vision Hydrogen BV
Register of Shareholders Vision Hydrogen B.V. after incorporation.pdf	.pdf	New Document Uploads_DD	Other Dutch Entities	Vision Hydrogen BV
22152BMI_ON_A10_pompkelder achter kaai_20230619.pdf	.pdf	New Document Uploads_DD	Stranger Supplementary Documents Jetty
Q2331028-10J1R0.pdf	.pdf	New Document Uploads_DD	Stranger Supplementary Documents Jetty
Q2331028-10J2R0.pdf	.pdf	New Document Uploads_DD	Stranger Supplementary Documents Jetty
Q2331028-12J1R0.pdf	.pdf	New Document Uploads_DD	Stranger Supplementary Documents Jetty
Q2331028-12J2R0.pdf	.pdf	New Document Uploads_DD	Stranger Supplementary Documents Jetty
Q2331028-16J1R0.pdf	.pdf	New Document Uploads_DD	Stranger Supplementary Documents Jetty
Q2331028CO-J1R0.pdf	.pdf	New Document Uploads_DD	Stranger Supplementary Documents Jetty
Q2331028CO-J2R0.pdf	.pdf	New Document Uploads_DD	Stranger Supplementary Documents Jetty
RE MLA vraag offerte.msg	.msg	New Document Uploads_DD	Stranger Supplementary Documents Jetty
ETBV MER Additions - REVD.xlsx	.xlsx	New Document Uploads_DD	Updated MER_Environmental Permit Schedule
ETBV Planning MER en Omgevingsvergunning traject REV02.pdf	.pdf	New Document Uploads_DD	Updated MER_Environmental Permit Schedule
230206_PublicDeed_and_Articles_eGM_VisionH2_signed.pdf	.pdf	New Document Uploads_DD	Vision Energy Holdings AG
Commercial Register Extract CHE-163.457.937.pdf	.pdf	New Document Uploads_DD	Vision Energy Holdings AG
Full Commercial customer disclosures at BO.txt	.txt	Project Data	Commercial
Commercial Term Sheets_Summary_15 05 2024.pdf	.pdf	Project Data	Commercial	Customer Term Sheet Summaries
EVO_1 - existing.jpg	.jpg	Project Data	Images	3D Renders (Concept)
EVO_10 - Photo.jpg	.jpg	Project Data	Images	3D Renders (Concept)
EVO_14 - Photo.jpg	.jpg	Project Data	Images	3D Renders (Concept)
EVO_15 - Photo.jpg	.jpg	Project Data	Images	3D Renders (Concept)
EVO_16 - Photo.jpg	.jpg	Project Data	Images	3D Renders (Concept)
EVO_17 - Photo.jpg	.jpg	Project Data	Images	3D Renders (Concept)
EVO_18 - Photo.jpg	.jpg	Project Data	Images	3D Renders (Concept)
EVO_2 - phase1.jpg	.jpg	Project Data	Images	3D Renders (Concept)
EVO_3 - phase 2.jpg	.jpg	Project Data	Images	3D Renders (Concept)

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
EVO_4 - phase 3.jpg	.jpg	Project Data	Images	3D Renders (Concept)
EVO_5.jpg	.jpg	Project Data	Images	3D Renders (Concept)
EVO_6.jpg	.jpg	Project Data	Images	3D Renders (Concept)
EVO_7 .jpg	.jpg	Project Data	Images	3D Renders (Concept)
EVO_8 - Photo.jpg	.jpg	Project Data	Images	3D Renders (Concept)
EVO_9 .jpg	.jpg	Project Data	Images	3D Renders (Concept)
EVT_Overview_Low_size-1.jpg	.jpg	Project Data	Images	Aerial Photos
EVT_Overview_Low_size-2.jpg	.jpg	Project Data	Images	Aerial Photos
EVT_Overview_Low_size-3.jpg	.jpg	Project Data	Images	Aerial Photos
Fall back image (490kb).jpg	.jpg	Project Data	Images	Aerial Photos
Fall back image cropped.jpg	.jpg	Project Data	Images	Aerial Photos
EVO_Website_Homepage.mp4	.mp4	Project Data	Images	Drone Video
IMG_4781.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
IMG_4782.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
IMG_4784.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
IMG_4785.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
IMG_4786.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
IMG_4787.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
IMG_4788.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
IMG_4789.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
IMG_4792.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
IMG_4793.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
IMG_4794.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
IMG_4795.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
IMG_4796.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
IMG_4800.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
IMG_4801.HEIC	.HEIC	Project Data	Images	ETBV Site Pictures
EVO_FullVideo_V2.mp4	.mp4	Project Data	Images	Promo Movie ETBV
Animation.mp4	.mp4	Project Data	Images	Site Animation (Concept)
Dia2.JPG	.JPG	Project Data	Images	Sketches (Concept)
Dia2a.JPG	.JPG	Project Data	Images	Sketches (Concept)
Dia3.JPG	.JPG	Project Data	Images	Sketches (Concept)
Dia5.JPG	.JPG	Project Data	Images	Sketches (Concept)
Dia6.JPG	.JPG	Project Data	Images	Sketches (Concept)
VE20.jpg	.jpg	Project Data	Images	Sketches (Concept)
VG2.jpg	.jpg	Project Data	Images	Sketches (Concept)
NSP kabels leidingen 22 augustus 2023 presentatie incl verslaglegging.pdf	.pdf	Project Data	Land	20230825 workshop cables sloegebied
NSP-OSW-ST-DRS-002 V0.2.pdf	.pdf	Project Data	Land	20230825 workshop cables sloegebied
NSP-OSW-ST-DRS-003 V0.2.pdf	.pdf	Project Data	Land	20230825 workshop cables sloegebied
NSP-OWS-ST-DRS-002-003 v0.2.zip	.zip	Project Data	Land	20230825 workshop cables sloegebied
NSP-OWS-ST-OVE-001 v0.2.pdf	.pdf	Project Data	Land	20230825 workshop cables sloegebied
NSP-OWS-ST-OVE-001 v0.2.zip	.zip	Project Data	Land	20230825 workshop cables sloegebied
NSP-OSW-ST-DRS-002 V1.pdf	.pdf	Project Data	Land	20231010 Sloegebied Kabels en Leidingen
NSP-OSW-ST-DRS-003 V1.pdf	.pdf	Project Data	Land	20231010 Sloegebied Kabels en Leidingen
NSP-OWS-N-01-0 NSP knelpunten KenL H2ontwikkeling Sloegebied ZW.pdf	.pdf	Project Data	Land	20231010 Sloegebied Kabels en Leidingen
NSP-OWS-ST-OVE-001 v1.pdf	.pdf	Project Data	Land	20231010 Sloegebied Kabels en Leidingen
20181104 rapport asbest 6051 -6052.pdf	.pdf	Project Data	Land	Ground Surveys
20181104.II rapport asbest leidingbrug.pdf	.pdf	Project Data	Land	Ground Surveys
23170166 rapport verkennend.pdf	.pdf	Project Data	Land	Ground Surveys
23170166 Rapport.pdf	.pdf	Project Data	Land	Ground Surveys
23190044 grondwater.pdf	.pdf	Project Data	Land	Ground Surveys
23190045 rapport blok 6079.pdf	.pdf	Project Data	Land	Ground Surveys
23190049 rapport blok 5120.pdf	.pdf	Project Data	Land	Ground Surveys
23190050 rapport blok 6020.pdf	.pdf	Project Data	Land	Ground Surveys

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
23190051 rapport blok 51.pdf	.pdf	Project Data	Land	Ground Surveys
23190052 rapport Asfalt.pdf	.pdf	Project Data	Land	Ground Surveys
23190166B rapport blok 51 Alk.pdf	.pdf	Project Data	Land	Ground Surveys
23190166C rapport blok 60.pdf	.pdf	Project Data	Land	Ground Surveys
23190166D rapport blok 51.pdf	.pdf	Project Data	Land	Ground Surveys
23190205 putten.pdf	.pdf	Project Data	Land	Ground Surveys
23191005 rapport partij keuring 60.pdf	.pdf	Project Data	Land	Ground Surveys
23191026 rapport partij keuring 51.pdf	.pdf	Project Data	Land	Ground Surveys
23191043 rapport zanddepot.pdf	.pdf	Project Data	Land	Ground Surveys
23194019 BUS-melding.pdf	.pdf	Project Data	Land	Ground Surveys
23194021 BUS-melding.pdf	.pdf	Project Data	Land	Ground Surveys
overzicht sma onderzochte lokaties.pdf	.pdf	Project Data	Land	Ground Surveys
Funderingselementen_22-11-2022.dwg	.dwg	Project Data	Land	Land Area Foundations
Funderingselementen_oost.pdf	.pdf	Project Data	Land	Land Area Foundations
Funderingselementen_west.pdf	.pdf	Project Data	Land	Land Area Foundations
2019 Algemene Voorwaarden en bepalingen graafwerk en kabels en leidingen - ENG.pdf	.pdf	Project Data	Land	Lease Agreements
2019 Algemene Voorwaarden en bepalingen graafwerk en kabels en leidingen - NL (1).pdf	.pdf	Project Data	Land	Lease Agreements
2022 18_08 Addendum_long_lease_agreement_evolution_terminals_dated_18_december_2020_executed.pdf	.pdf	Project Data	Land	Lease Agreements
20V24 final drawing EVOLUTION TERMINALS.pdf	.pdf	Project Data	Land	Lease Agreements
Dec 2022 NSP confirmation email_Long Lease Agreement extension per addendum.pdf	.pdf	Project Data	Land	Lease Agreements
ETBV Long Lease and Final Drawing Dec 18 20_.pdf	.pdf	Project Data	Land	Lease Agreements
L-NSP re New Plot Addition July 18 2022.pdf	.pdf	Project Data	Land	Lease Agreements
NSP comments on Right of Lease Evolution Terminals.pdf	.pdf	Project Data	Land	Lease Agreements
20V24 EVOLUTION TERMINALS.pdf	.pdf	Project Data	Land	Plot Drawings
ETBV Plot Location Drawing.pdf	.pdf	Project Data	Land	Plot Drawings
Evolution cadastral numbers.pdf	.pdf	Project Data	Land	Plot Drawings
Evolution cadastral numbers1.pdf	.pdf	Project Data	Land	Plot Drawings
G-V-OR-0004-W-003_Evo.Terminal_2022-11-10.pdf	.pdf	Project Data	Land	Plot Drawings
G-V-U-20V24-O-001.dwg	.dwg	Project Data	Land	Plot Drawings
PDF of Plot Location AutoCad.pdf	.pdf	Project Data	Land	Plot Drawings
Ritthem Evolution dtm 210204.dwg	.dwg	Project Data	Land	Plot Drawings
Ritthem Evolution dtm 210204.pdf	.pdf	Project Data	Land	Plot Drawings
Riolering tpv Evolution Terminals_11-11-2022.dwg	.dwg	Project Data	Land	Sewerage
20171229 Bodemrapport Europaweg Zuid (VCB).pdf	.pdf	Project Data	Land	Soil reports
23230011 rapport Maltaweg e.o. te Ritthem.pdf	.pdf	Project Data	Land	Soil reports
20200822_rap04_blokveld50_12maart21.pdf	.pdf	Project Data	Land	Soil reports
DP4-60-1_rap01_def_compleet_20nov18.pdf	.pdf	Project Data	Land	Soil reports
DP4-61-1_rap01_compleet_16mei19.pdf	.pdf	Project Data	Land	Soil reports
230039 Geotechnisch Rapport water - Vlissingen - V0.pdf	.pdf	Project Data	Land	Soil reports
230039_1.GEF	.GEF	Project Data	Land	Soil reports
230039_15.GEF	.GEF	Project Data	Land	Soil reports
230039_16.GEF	.GEF	Project Data	Land	Soil reports
230039_17.GEF	.GEF	Project Data	Land	Soil reports
230039_18.GEF	.GEF	Project Data	Land	Soil reports
230039_19.GEF	.GEF	Project Data	Land	Soil reports
230039_2.GEF	.GEF	Project Data	Land	Soil reports
230039_20.GEF	.GEF	Project Data	Land	Soil reports
230039_21.GEF	.GEF	Project Data	Land	Soil reports

230039_22.GEF	.GEF	Project Data	Land	Soil reports
230039_23.GEF	.GEF	Project Data	Land	Soil reports
230039_24.GEF	.GEF	Project Data	Land	Soil reports
230039_3.GEF	.GEF	Project Data	Land	Soil reports
230039_4.GEF	.GEF	Project Data	Land	Soil reports
230039_8a.GEF	.GEF	Project Data	Land	Soil reports

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
23.02-015-CAL-001-1.0 Foundation Advice EvoTerminals Vlissingen.pdf	.pdf	Project Data	Land	Soil reports
23.10-001 geotechnical investigation report Ritthem (CPT’s) V0.pdf	.pdf	Project Data	Land	Soil reports
23.10-002 geotechnical investigation report Ritthem (boreholes) V0.pdf	.pdf	Project Data	Land	Soil reports
23.10-008 Geotechnical Investigation Report (Resistivity measurements) V0.pdf	.pdf	Project Data	Land	Soil reports
181101-DP4-50-1-INVRA.pdf	.pdf	Project Data	Land	Soil reports
181121-DP4-50-2-INVRA_rapport RA.pdf	.pdf	Project Data	Land	Soil reports
DP4-50-1-EV_compleet_4juni20.pdf	.pdf	Project Data	Land	Soil reports
DP4-50-1-SP_definitief_Versie 2_100919.pdf	.pdf	Project Data	Land	Soil reports
DP4-50-1_rap01_def_compleet_v2_14dec18.pdf	.pdf	Project Data	Land	Soil reports
DP4-50-2-SPversie 2_13052019.pdf	.pdf	Project Data	Land	Soil reports
DP4-50-2-S_ev01_12nov19.pdf	.pdf	Project Data	Land	Soil reports
DP4-50-2_rap01_versie 2-13052019.pdf	.pdf	Project Data	Land	Soil reports
instemmingsbrief evaluatie blokveld 50.pdf	.pdf	Project Data	Land	Soil reports
DP4-60-1_rap01_def_compleet_20nov18.pdf	.pdf	Project Data	Land	Soil reports
RA rapport 181112-DP4-60-1-INVRA.pdf	.pdf	Project Data	Land	Soil reports
190417-DP4-61-1-INVRA.pdf	.pdf	Project Data	Land	Soil reports
DP4-61-1_rap01_compleet_16mei19 (1).pdf	.pdf	Project Data	Land	Soil reports
20231011 ETBV_FEED Activities & Deliverables List-0.xls	.xls	Project Data	Permitting, Studies and Engineering	Fluor BV
ETBV; Estimating Strategy_0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
20231019 ETBV_FEED schedule_19Oct23.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
20231005 Kick Off meeting Fluor-ETBV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
20231012 MoM Fluor-Stranger meeting.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
20231019 Fluor-ETBV Estimating and Supply Chain.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
20231025 100-0005_ETBV_MOM_Estimating and Supply Chain_REV 1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
20231113 MoM_Pre-FEED Validation Close Out meeting_Rev A_13Nov23.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
20231004 ETBV_Pre-FEED_findings_ log.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Fluor BV
20231016 Evolution_Pre-FEED validation report_A.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Fluor BV
20231017 ETBV Pre-FEED report_A (Commented).xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Fluor BV
Attachments to Pre-FEED validation log_25Oct23.zip	.zip	Project Data	Permitting, Studies and Engineering	Fluor BV
ETBV_Pre-FEED validation report_B.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Fluor BV
ETBV_A9FZ-200-PVF-0002-Pre-FEED Validation Report-0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
ETBV_App 1 to A9FZ-200-PVF-0002-Pre-FEED Validation Matrix-0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
ETBV_App 1 to A9FZ-200-PVF-0002-Pre-FEED Validation Matrix-0.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Fluor BV
A9FZ-200-PFV-0002_Pre-FEED Validation Report_rev1_clean version.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
MoM_Pre-FEED Validation Close Out meeting_3Nov23.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
PVF report_rev 1_7Nov23.zip	.zip	Project Data	Permitting, Studies and Engineering	Fluor BV
MoM_Pre-FEED Validation Close Out meeting_Rev A_13Nov23.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
20231005 Fluor-ETBV Kick Off Meeting.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
A9FZ-200-PFV-0002-Ap. 13.3_Ind. Contract Plan_Tanks_A_first draft.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
Week_40_2023 A9ZF - Evolution - Weekly Effort Hour Report_Rev1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
Week_41_2023 A9ZF - Evolution - Weekly Effort Hour Report_Rev1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
Week_42_2023 A9ZF - Evolution - Weekly Effort Hour Report_Rev1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
Week_43_2023 A9ZF - Evolution - Weekly Effort Hour Report_Rev1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
Week_44_2023 A9ZF - Evolution - Weekly Effort Hour Report_Rev1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
Week_45_2023 A9ZF - Evolution - Weekly Effort Hour Report_Rev0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
Week_46_2023 A9ZF - Evolution - Weekly Effort Hour Report_Rev0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Fluor BV
Evo Functional Requirements draft 2023-02-26.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Functional Requirements
20230509 Stepan functional requirements Jetty (1).docx	.docx	Project Data	Permitting, Studies and Engineering	Functional Requirements
Stepan functional requirements 2023-06-29.docx	.docx	Project Data	Permitting, Studies and Engineering	Functional Requirements
20220200 McKinsey voices - green capital program delivery.pdf	.pdf	Project Data	Permitting, Studies and Engineering	General Information
APMM Sustainability Report 2020 A3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	General Information
2021 IRENA_Decarbonising_Shipping.pdf	.pdf	Project Data	Permitting, Studies and Engineering	General Information
2021_IRENA_Innovation_Renewable_Methanol.docx	.docx	Project Data	Permitting, Studies and Engineering	General Information
2021_IRENA_Innovation_Renewable_Methanol.pdf	.pdf	Project Data	Permitting, Studies and Engineering	General Information
IRENA_Decarbonising_Shipping_2021.docx	.docx	Project Data	Permitting, Studies and Engineering	General Information

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
IRENA_Decarbonising_Shipping_2021.pdf	.pdf	Project Data	Permitting, Studies and Engineering	General Information
IRENA_Hydrogen_2019.pdf	.pdf	Project Data	Permitting, Studies and Engineering	General Information
achtergrond externe veiligheid b_NL.IMRO.0718.BPVO01-ON01_tb6.pdf	.pdf	Project Data	Permitting, Studies and Engineering	General Information
El19.pdf	.pdf	Project Data	Permitting, Studies and Engineering	General Information
Nedstore_TM2012-#181279-v1-2010002371_pdf.PDF	.PDF	Project Data	Permitting, Studies and Engineering	General Information
NRD Alpha Terminals versie 2.2.pdf	.pdf	Project Data	Permitting, Studies and Engineering	General Information
plaatjes QRA.pdf	.pdf	Project Data	Permitting, Studies and Engineering	General Information
Sondering-1701913-proposed-investigation-points-A0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	General Information
20211197_Draft report H2 hub Schelde delta 10122021.pdf	.pdf	Project Data	Permitting, Studies and Engineering	General Information
Arcadis en Berenschot _ Ketenveiligheid waterstofdragers.pdf	.pdf	Project Data	Permitting, Studies and Engineering	General Information
2023-03-03_COR_002_draft_rev2_signedETBVMar32023_CM_MS.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
2022-12-02_MoU PreFeed-FEED-OBE-EPC_FINAL_signed.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
2022-11-03_Part 1_P2122089_Commercial-Contract_clean_signedETBV_MS_MC.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
20230112_ChangeOrder_001v2_SignedETBV12jan23.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Part 1_P2122089_Commercial-Contract LE signed.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Part 2_P2122089_Technical_Part LE signed.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Part 2_Att1_App1_22061-30-14A-001_Layout_Option0_rev 1 LR.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Part 2_Att1_App2_22061-80-11A-002_PFD_rev 0 AMMONIA.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Part 2_Att1_App3_Evo Functional Requirements draft 2022-07-04.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Part 2_Att1_App4_22061-30-14A-001_Layout_Option0_RH.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Part 2_Att1_App5_notitie QRA test NH3 opslagtanks.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Part 2_Att1_App6_Ritthem Evolution dtm 210204.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Part 2_Att1_App7_Soil Data-Preliminary.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Part 2_Att1_P2122089_Pre-FEED Preliminary Basis of Design_signedETBV_LIN.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Part 2_Att2_P21202089_Pre-FEED_Deliverables_List_signedETBV_LIN.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Part 2_Att3_P2122089_Scope_Supply_Matrix_signedETBV_LIN.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Part 2_Att4_P2122089_Schedule Level 1_signedETBV_LIN.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-PM 1001 (EN) Organogram .pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-SE 1000.001 (EN)-Basis of Process Design (V1).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-SE 1000.001 (EN)-Basis of Process Design (V2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-SE 1001 (EN)-(V1) BD.docx	.docx	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-SE 1001 (EN)-(V2) BD.docx	.docx	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-TT 1001.001 (EN) Pre-Feed Schedule.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-L-ZP 1001 (EN) Plot Plan.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-PC 1003 (EN) Process and Safeguarding.docx	.docx	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-PC 1006 (EN) Flare concept.docx	.docx	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-PC 1012 (EN) Drainage system.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
2022-12-21_Vlissingen_PFD Perliminary Issue (V1 unreviewed).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-(L)-P-MP 1001 (EN) Process Description.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-7611-B-ZA 1001 (EN) Tank.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-LE 1001 (EN) Equipment List.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-SE 1000.001 (EN)-5.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-SE 1000.001 (EN)-Basis of Process Design.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-SE 1001 (EN) Basis of Design.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-TT 1001.001 (EN) Pre Feed Schedule.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-B-DE 7601 (EN) DS Tank.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-C-SD 1001 (EN) Topo Survey Spec.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-C-SD 1002 (EN) Geotech Survey Spec.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-L-ZP 1001 (EN)-Plot Plan.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-P-SD 1001 (EN) Utility Spec.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-LU 1001 (EN) Emissions.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-LX 1006 (EN) Flare.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-PC 1003 (EN) Safeguarding.docx	.docx	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-PC 1006 (EN) Blow Down and Flare.docx	.docx	Project Data	Permitting, Studies and Engineering	Linde Engineering

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
&AA-S-PC 1012 (EN) Waste Water Drainage.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-T-SS 2401 (EN) Insulation Spec.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-T-SW 4000 (EN) Material Requirements.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
2023-01-31-Vlissingen_Issue1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-(L)-P-MP 1001 (EN) Process Description.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-00-P-FA 1001.001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-00-P-FA 1002.001 (EN) Symbols.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-00-P-FD 1001.001 (EN) Block Flow.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-76-P-FF 1001.001 (EN) PFD Tank (1_2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-76-P-FF 1002.001 (EN) PFD Tank 3_4_5.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-76-P-FF 1003.001 (EN) PFD Headers.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-7611-B-ZA 1001 (EN) Tank.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-77-P-FF 1001.001 (EN) PFD Heater.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-77-P-FF 1002.001 (EN) PFD Jetty 1_2.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-77-P-FF 1003.001 (EN) PFD Jetty 4_5.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-77-P-FF 1004.001 (EN) PFD Truck_Train.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-78-P-FF 1001.001 (EN) PFD BOG.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-90-P-FF 1001.001 (EN) PFD Flare.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-93-P-FF 1001.001 (EN) PFD FW.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-94-P-FF 1001.001 (EN) PFD N2.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-95-P-FF 1001.001 (EN) PFD Air.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-96-P-FF 1001.001 (EN) PFD Water.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-LE 1001 (EN) Equipment List.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-PM 1001 (EN) Chart.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-PR 1000.001 (EN) OBE Procedure.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-SE 1000.001 (EN)-Basis of Process Design (3).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-SE 1000.001 (EN)-Basis of Process Design.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-SE 1001 (EN) Basis of Design (3).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-SE 1001 (EN) Basis of Design.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-TT 1001.001 (EN) Pre Feed Schedule.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-TT 1001.003 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-B-DE 7601 (EN) DS Tank.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-C-SD 1001 (EN) Topo Survey Spec.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-C-SD 1002 (EN) Geotech Survey Spec.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-E-LM 212.1001 (EN) Load List.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-E-PA 211.1001 (EN) Electrical design spec.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-E-PA 214.1003 (EN) E&I Installation.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-J-PA 212.1001 (EN) I&C Basic .pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-L-ZP 1001 (EN)- Plot Plan 3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-L-ZP 1001 (EN)-Plot Plan.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-P-LR 1002 (EN) Piping Battery list.xls	.xls	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-P-SD 1001 (EN) Utility Spec (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-P-SD 1001 (EN) Utility Spec.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-LU 1001 (EN) Emissions.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-LX 1006 (EN) Flare.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-PC 1003 (EN) Safeguarding.docx	.docx	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-PC 1006 (EN) Blow Down and Flare.docx	.docx	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-PC 1012 (EN) Waste Water Drainage (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-PC 1012 (EN) Waste Water Drainage.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-ZA 1001 (EN) HA.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-ZA 1003 (EN) FF Plan.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-ZA 1004 (EN) FA.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-T-SS 2401 (EN) Insulation Spec.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-T-SW 4000 (EN) Material Requirements.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
&AE-G-ZG 1001 (EN) Office.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE-G-ZG 1002 (EN) Office (S).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE-G-ZG 1003 (EN) Workshop.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE-G-ZG 1004 (EN) Truck loading.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE-G-ZG 1005 (EN) East Substation.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE-G-ZG 1006 (EN) Main Substation.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
2023-01-31-Vlissingen_Issue1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-(L)-P-MP 1001 (EN)-2.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-00-P-FD 1001.001 (EN) PFD (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-76-P-FF 1002.001 (EN) PFD Tank 3_4_5 (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-76-P-FF 1003.001 (EN) PFD Headers (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-7611-B-ZA 1001 (EN) Tank (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-77-P-FF 1001.001 (EN) PFD Heater (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-77-P-FF 1002.001 (EN) PFD Jetty 1_2 (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-77-P-FF 1003.001 (EN) PFD Jetty 4_5 (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-77-P-FF 1004.001 (EN) PFD Truck_Train (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-78-P-FF 1001.001 (EN) PFD BOG.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-90-P-FF 1001.001 (EN) PFD Flare (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-LE 1001 (EN) Equipment List (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-TT 1001.003 (EN)- EPC Schedule (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-B-DE 7601 (EN) DS Tank (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-E-LM 212.1001 (EN) Load List (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-E-PA 211.1001 (EN) Electrical design spec (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-E-ZQ 213.1001 (EN) PL Single Line Diagram.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-L-ZP 1020 (EN) Plot Plan Fences and Gates.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-P-CU 1001 (EN) Utility Consumption List.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-P-PA 1050 (EN) Start up and shut down.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-P-SD 1001 (EN) Utility Spec (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-LU 1001 (EN) Emissions (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE-G-ZG 1003 (EN)- Workshop (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE-G-ZG 1004 (EN)-Truck Loading (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE-G-ZG 1005 (EN) East Substation (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE-G-ZG 1006 (EN) Main Substation (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-S-LU 1001 (EN) Emissions (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
2023-04-28_Tank Design Confirmation Statement_signed.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
LIN-07-R-01 Consequence Modelling Vlissingen Site rev1.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
QRA ETBV NH3 opslag 9-12-2022_eng_HS.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Beispielzeichnung Diesel-Aggregat Fertigpumpstation.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Beispielzeichnung Vertikalpumpe.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Header lines data along the quay and jetty.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Seawater FW Pumps location options-4.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
LIN-07-R-01 Consequence Modelling Vlissingen Site rev1.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Tank Design Confirmation Statement 2023-05-08.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Attachement A - Combined PFDs with Isolatable Sections.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
LIN-07-R-01 Consequence Modelling Vlissingen Site rev1.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
LIN-07-R-02 QRA Vlissingen Site rev 3.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
LIN-07-TN-01 Assumptions Sheets - r2.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
EMI - Final Report of Blast Load Study - Confidential version.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Attachement A - Combined PFDs with Isolatable Sections.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
LIN-07-R-02 QRA Vlissingen Site rev 5.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
LIN-07-TN-01 Assumptions Sheets - r3.0.1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Questionnaire_QRA Vlissingen - status 27062023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA A-TT 1001.001 (EN)_1.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
&AA A-TT 1001.003 (EN)_1.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-TT 1001.001 (EN)_02 Schedule Pre-FEED Updated Schedule .pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
2110CEE2_Vlissingen Pre-FEED Study_Schedule Pre-FEED - Initial Schedule.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
Reference Documents Linde pre-feed.docx	.docx	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA 00 P-FA 1001.001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA 00 P-FA 1002.001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA 00 P-FD 1001.001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA 7611 B-ZA 1001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA A-LE 1001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA A-SE 1001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA B-DE 7601 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA C-SD 1001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA C-SD 1002 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA E-LM 212.1001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA E-PA 211.1001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA E-PA 214.1003 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA E-ZQ 213.1001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA J-PA 212.1001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA L P-RX 1001.001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA L-ZP 1020 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA P-LR 1002 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA P-PA 1050 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA S-LU 1001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA S-LX 1006 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA S-PC 1003 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA S-PC 1006 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA S-PC 1012 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA S-ZA 1001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA S-ZA 1003 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA S-ZA 1004 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA T-SS 2401 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA T-SW 4000 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-(L)-P-MP 1001 (EN)_2.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-76-P-FF 1001.001 (EN)_1.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-76-P-FF 1002.001 (EN)_3.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-76-P-FF 1003.001 (EN)_3.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-77-P-FF 1001.001 (EN)_3.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-77-P-FF 1002.001 (EN)_3.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-77-P-FF 1003.001 (EN)_3.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-77-P-FF 1004.001 (EN)_3.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-78-P-FF 1001.001 (EN)_3.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-90-P-FF 1001.001 (EN)_3.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-93-P-FF 1001.001 (EN)_1.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-94-P-FF 1001.001 (EN)_1.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-95-P-FF 1001.001 (EN)_1.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-96-P-FF 1001.001 (EN)_1.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-A-SE 1000.001 (EN)_3.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-C-LX 1001 (EN)_3.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-P-CU 1001 (EN)_1.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-P-SD 1001 (EN)_2.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE H-SD 1001 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE-G-ZG 1001 (EN)_1.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE-G-ZG 1002 (EN)_1.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE-G-ZG 1003 (EN)_2.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
&AE-G-ZG 1004 (EN)_2.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE-G-ZG 1005 (EN)_2.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AE-G-ZG 1006 (EN)_2.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
HVAC Flow Diagram East Substation.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
HVAC Flow Diagram Main Substation.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
HVAC Flow Diagram Sketch Admin&CCR.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
HVAC Flow Diagram Sketch Truck Loading.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
HVAC Flow Diagram Sketch Warehouse &Workshop.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-L-ZP 1001 (EN)_7.0.csv	.csv	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA-L-ZP 1001 (EN)_7.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
06 & AA L-ZP 1001(EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
07 & AA L-ZP 1001(EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
07 & AA L-ZP 1001(EN)_Original Rotated.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Linde Engineering
07 & AA L-ZP 1001(EN)_Original Rotated.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA C-SD 1002 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
&AA L-ZP 1001 (EN)_4.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Linde Engineering
04 eq+sk_rotated.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Linde Engineering
20230209 Soil survey locations ETBV.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Linde Engineering
20221208 M.2018.1184.16.R001.onderzoek MER lucht en geluid Evolution Terminals (2).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230119 M.2018.1184.16.R001.onderzoek MER lucht en geluid Evolution Terminals.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230412 M.2018.1184.11.R001.v2 Akoestisch onderzoek ETBV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
M.2018.1184.11.R001. Akoestisch onderzoek.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
M.2018.1184.11.R001.v3 Akoestisch onderzoek ETBV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
1.1 Onderzoeken geluid en luchtkwaliteit 14sep2021.msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
1.2 Acoustic survey.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
M.2018.1184.11.N001.en.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
M.2018.1184.11.N001.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
RE_ Evolution Terminals_accoustic ENG.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
RE_ Evolution Terminals_accoustic.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
M.2018.1184.12.R001. Onderzoek luchtkwaliteit.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221109 DCMR 1738591_3833332 Brief m.e.r.-procedure ETBV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221128 1704 begeleidende email brief aan DCMR.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221128 1704 signed brief aan DCMR.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221128 1733 DCMR ontvangstbevestiging.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221128 signed brief aan DCMR.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221207 DCMR 1738591_4020484 NRD en Brief verzoek extra informatie.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221207 Verzoek om aanvullende informatie - Evolution Terminal.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221208 1419 ETBV ontvangstbevestiging.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221227 signed brief aan DCMR.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230116 Aandachtspunten voor MER Evolution Terminal.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230630 Verzoek om aanvullende gegevens.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230716 brief volledigheid.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230721 response to DCMR aanvullingen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230724 DCMR confirmation documents also complete.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230821 Eerste verzoek om aanvullingen inhoudelijke toets.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230927 Bijlagenoverzicht.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230927 Brief reactie aanvullingen aug-sept2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230526 0925 cover email to DCMR.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230526 0925 letter to DCMR application-completeness.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230526 1225 dcmr confirmation of receipt.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlagenoverzicht 27sept2023 v7.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
bmdzuid_006-qra-etbv-nh3-opslag-20230927_1851.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Brief reactie aanvullingen aug-sept2023 27sept2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
geluidadvies bijlage 2.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
MER advies bijlage 1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
tweede verzoek om aanvullingen inhoudelijke toets.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
001 Toelichting aanvraag ETBV 20231011 - V5.1 blauw = aanpassing.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlagenoverzicht - 3 november 2023 - v8.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
bmdzuid_ingediend-olo-7170967-3nov23_2023-11-06_2031.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Verzoek om aanvullingen openstaande punten concept ontwerpvergunning.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240208 Samenstelling werkgroep Commissie mer (3802).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240212 BMD verzoek uitstel aanvraag milieu.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230214 dcmr uitstel toegekend.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240229a portal not active.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240229b confirmation of receipt date.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
bmdzuid_001-a-addendum-pdf_2024-03-01_0807.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230508 nlT57463 Memo Geuremissieschatting - eerste versie 08052023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230920 nlT57798_3371001 VOS emissieschatting.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230922 nlT57798_3376001 Geur.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230927 nlT57798_3376001 Geur.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
nlT57463 Memo Maatregel VOS reductie - eerste versie.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
energieverbruik 2022-11-22.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Evo Functional Requirements draft 2022-07-04.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
7.1 B&W besluit Vlissingen oost 4dec2020.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
7.2 Publicatie Staatscourant. pdf 4dec2020.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
7.3 Bijlage nota Thermphos terrein 4dec2020.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
7.5 L19032-S-15-B treinbelading.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
HAZID Review - List of Guidewords LS 905-13.F01 (EN)_3.0 (1).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
LS 905-13 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Report HAZID-study Evolution Terminals (rev 0, 2023-04-05).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
LS 905-15.T01 (EN).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230118 Concept IPB ETBV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230503 ETBV - IPB rev. 2.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230505 ETBV - IPB rev. 3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230508 ETBV - IPB rev. 3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
EVO - IPB Definitief.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
EVO - IPB rev. 1_30836 eng (REV ADG).docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Tekst onbewerkbaar figuur 2 (EVO - Definitief UPD versie 002)_30836 eng.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
2.1 CONCEPT - INTERN Notitie tergukoppeling BREF’s.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
2.2 BREF Op- en overslag bulkgoederen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
2.3 BREF Afgas- en afvalwaterbehandeling.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
2.4 BREF Energie.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
2.5 BREF Koelsystemen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
2.6 BREF Monitoring.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240130 DCMR construction permit process.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240226 Besluit verlengen proceduretermijn uitgebreid.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Programma van eisen Evolution Terminals DEF 16 okt 2023.docx_ondertekend_2023.10.24.05.01.21.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
020a - AERIUS 2023 berekening beoogde situatie VCB incl Evolution Terminals v3.4.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
020b - AERIUS 2023 berekening saldeirng Ex- IPV versus VCB incl. Evolution Terminals v3.5.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
020d - AERIUS 2023 berekening Evolution Terminals Bouwfase v2.3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
020e - AERIUS 2023 berekening Referentie situatie v3.3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231228 1200 email submittal WMB bouwfase.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Uw formulier - Wnb Gebiedsbescherming overige effecten is verzonden.msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Uw formulier Wet Natuurbescherming - Basismodule is verzonden.msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Uw formulier Wet natuurbescherming - gebiedsbescherming stikstof is verzonden.msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
wnb_basismodule_97998673 ingediend.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
wnb_basismodule_ondertekend_28dec23_aanlegfase.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
wnb_module1a_97998689 ingediend.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
wnb_module1b_97998879 ingediend.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240301 Confirmation of building permit process.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Voornemen procedure verlengen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230326 DCMR Verzoek om aanvullende gegevens.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230423 1230 BMD answers to DCMR.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230423 1451 DCMR reply to BMD.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240425 BMD email to DCMR.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240425 DCMR confirmation of receipt.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
31252-aanvraag-ETBV_Papieren-formulier-(PDF)_25-04-2024.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
e-mail 25apr2024 aanvullingen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Ontvangstbevestiging aanvullingen voor de aanvraag 31252 aanvraag ETBV - 7610379.msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_ON_A10_pompkelder achter kaai_20230619.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Q2331028-10J1R0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Q2331028-10J2R0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Q2331028-12J1R0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Q2331028-12J2R0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Q2331028-16J1R0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Q2331028CO-J1R0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Q2331028CO-J2R0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
RE MLA vraag offerte.msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_Steiger Evolution Terminals Vlissingen_20231220.nwd	.nwd	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
31252-aanvraag-ETBV_Ingediende-aanvraag_melding-(PDF)_28-12-2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
31252-CONCEPT_OLO_BOUWEN_STEIGER_Papieren-formulier_27-12-2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
De aanvraag 31252 aanvraag ETBV - 7610379 is ingediend.msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Machtiging ETBV aan BMD Advies_POA.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_A01_3D Overzicht steiger_20231220.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_ON_A08_maritieme layout variant C_20231214.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_planlijst_20231220.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_planlijst_20231220.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B01_Toegangsbrug deel 1_20231208.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B02_Toegangsbrug deel 2_20231208.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B03_Toegangsbrug deel 3_20231208.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B04_Tussenplatform 1_20231208.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B05_Tussenplatform 2_20231208.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B06_Hoofdplatform_20231220.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B07_Overzicht kaaimuur_20231220.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B08_Kaaimuur moot type A_20231220.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B09_Kaaimuur moot type B_20231220.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B10_Kaaimuur moot type C deel 1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B11_Kaaimuur moot type C deel 2.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B12_Grondkering moot type A.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_S01_Piperack steiger deel 1_20231208.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_S02_Piperack steiger deel 2_20231208.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_S03_Piperack steiger deel 3_20231208.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_S04_Piperack land deel 1_20231208.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_S05_Piperack land deel 2_20231208.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_S06_Piperack land deel 3_20231208.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_S07_Vakwerkbrug_20231208.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_WA01_Overzicht meerpalen_20231208.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_WA02_Overzicht dukdalven_20231208.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_WA03_Overzicht remwerken_20231220.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
RN-STR001A - Basis of Design.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
RN-STR002A - Waterbouw.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
RN-STR003A - Staalbouw.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
RN-STR004A - Beton plus palen steiger.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
RN-STR005A - Kademuur.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231211 3D model 22152BMI_Steiger ETBV.nwd	.nwd	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231211 UPDATE rn-str004-beton-palen-steiger.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_ON_A08_maritieme layout variant C_v0_20230118-Model-ACAD - Standard.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_ON_A08_maritieme layout variant C_v0_20230118.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_ON_A08_maritieme layout variant C_vC_20230929.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
230039 Geotechnisch Rapport water - Vlissingen - V0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
RN-STR001 - Basis of Design.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
RN-STR002 - Waterbouw.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
RN-STR003 - Staalbouw.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
RN-STR004 - Beton + palen steiger.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20152BMI_BA_B01_Toegangsbrug deel 1_20231115.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20152BMI_BA_B02_Toegangsbrug deel 2_20231115.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20152BMI_BA_B03_Toegangsbrug deel 3_20231115.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20152BMI_BA_B04_Tussenplatform 1_20231115.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20152BMI_BA_B05_Tussenplatform 2_20231115.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20152BMI_BA_B06_Hoofdplatform_20231115.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
RN-STR005 - Kademuur.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B07_Overzicht kaaimuur_20231201.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B08_Kaaimuur moot type A_20231201_.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B09_Kaaimuur moot type B_20231201.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B10_Kaaimuur moot type C deel 1_20231201.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B11_Kaaimuur moot type C deel 2_20231201.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_BA_B12_Grondkering moot type A_20231201.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
RN-STR002A - Waterbouw.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Antwoord NSP-ETR-R-003 Reviewtabel DO v4 (d.d. 4-12-2023).xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Paal combiwand plooicheck.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_ON_A01_maritieme layout optie 1_v0_20220923.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_ON_A02_maritieme layout optie 2_v0_20220923.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
referntiefoto’s ter verduidelijking.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_ON_A01_maritieme layout_vA_20221004.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22152BMI_ON_A02_terreinprofiel en aanmeerconfig_vA_20221004.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
referentiefoto’s ter verduidelijking.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221209 answers tabel Fase 1 Voorstudie Evolution Terminal (d.d. 6-12-2022) - antw STRA.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221221 NSP No objection to jetty design.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230508 NSP confirmation of channel and No Objection to jetty.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Evolution Terminal (d.d. 6-12-2022) - Aangepaste Reactie WSP 20221220.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
6.2 v1-Policy_regarding_the_building_of_port_infrastructure_at_ZSP_NorthSeaPort_20170811.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-001_Layout_rev 0.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-001_Layout_rev 0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-80-11A-001_PFD_rev 0 BIODIESEL.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-80-11A-001_PFD_rev 0 BIODIESEL.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-80-11A-002_PFD_rev 0 AMMONIA.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-80-11A-002_PFD_rev 0 AMMONIA.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-80-11A-002_PFD_rev 0 METHANOL.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-80-11A-002_PFD_rev 0 METHANOL.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-001_Layout_Option0_rev 2 real plant north.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-001_Layout_Option0_rev 2 real plant north.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-001_Layout_Option0_rev 2 real plant north_with underground.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-001_Layout_Option0_rev 2 real plant north_with underground.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-001_Layout_Option0_rev 2.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-001_Layout_Option0_rev 2.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
22061-30-14A-001_Layout_Option0_rev 2_with underground.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-001_Layout_Option0_rev 2_with underground.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-002_Layout_Option0_rev 1.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-002_Layout_Option0_rev 1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-003_Layout_Option0_rev 1.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-003_Layout_Option0_rev 1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-004_Layout_Option0_rev 1.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
22061-30-14A-004_Layout_Option0_rev 1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230213 controle bijlagen MER 1633.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230221 mer-excl-bijlagen-20181607.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231103 MER bijlagenboek ETBV v2-2.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221207 Verzoek om aanvullende informatie - Evolution Terminal (EJ).docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
energieverbruik 2022-08-31.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Vragenlijst 2022 (EJ 14-09-2022).xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240208 Samenstelling werkgroep Commissie mer (3802).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240221 index zienswijzen plus sender name.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
maildossier-2586800-21022024160048.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240228 QandA MER commissie visit not-for-sharing.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
DCMR - MER Evolution Terminals locatiebezoek Commissie mer.pptx	.pptx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Memo locatiebezoek 3802 Evolution Terminals Vlissingen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Verdeling beantwoording vragen Commissie mer.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240307 Update Long List Zienswijzen MER ETBV.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240319 ETBV Preliminary response Zienswijzen MER.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240328 1511 dcmr issue of zienswijzen incl EZK.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240328 Overzicht Zienswijzen MER ETBV - geanonimiseerd.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
TS 3802 Evolution Terminals Vlissingen eindconcept BG definitief.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
1.Geanonimiseerd 19A - 2017848 - Zienswijze MER Evolution Terminal - Ministerie van EZK _me .pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
1.Geanonimiseerd 8C - 2017848 - zienswijze _inhoudelijk_ MER Evolution Terminals - Sloedorp .pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
2.Geanonimiseerd 20A - 2017848 - Zienswijze MER Evolution Terminal - Gemeente Borsele _meeg .pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240403 1148 DCMR sent anonimized zienswijzen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240411 advice to province committee MER.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240411 persbericht_3802ts.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV MER Additions - REVD.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
001 Toelichting aanvraag ETBV 20221230 definitief.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002a Situatietekening.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002b Tekening opslagtanks.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002c Tekening riolering.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002d Tekening brandleidingen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002e Tekening bouwwerken.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002f Tekening toegangspoorten.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002g Kadastrale kaart.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
003 Overzicht ETBV opslagtanks 20221230.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
004 Veiligheidsinformatiebladen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
007 beschikking pos weigering 20220428.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
008a Checklist PGS 12 22feb2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
008c Checklist PGS 18 22feb2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
008c.1 Notitie afwijken PGS-18 22feb2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
008d Checklist PGS 29 30dec2022.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
009 Kennisgeving BRZO 20221221.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
010 Bodemrisico Inventarisatie_30dec22.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
011 AO M.2018.1184.11.R001.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
012 OLK M.2018.1184.12.R001.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
013 MRA.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
013a MRA bijlage 5a Proteus Model V0.9.5..sdf	.sdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
015 ETBV energieverbruik 20221230.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
016 Machtiging ETBV 20210902.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
017 IPB rev. 1 DEF.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
018 UPD versie 002.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
019a plandocument MER excl. bijlagen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
019b plandocument MER Bijlagenboek.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
31252-aanvraag-ETBV_Ingediende-aanvraag_melding-(PDF)_22-02-2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlagenoverzicht 22feb2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
De aanvraag 31252 aanvraag ETBV - 7170967 is ingediend (milieu).msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
De aanvraag 31252 aanvraag ETBV - 7170967 is ingediend (water).msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230508 1723 confirmation of submitted documents.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230509 1748 brief +bijlagen aanvullingen volledigheid 9mei2023 GETEKEND.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230509 1748 email brief.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230511 DCMR ontvangstbevestiging.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
31252-aanvraag-ETBV_Papieren-formulier-(PDF)_10-05-2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
PDF plandocument MER Bijlagenboek _ 20181607.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
wetransfer_geuploade-bestanden-mei-8-t-m-10-olo_2023-05-10_1402.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230601 confirmation of receipt MERv2.1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
31252-aanvraag-ETBV_formulier-(PDF)_01-06-23.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlagenoverzicht 1juni2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
MER Evolution Terminals v2.1 _ 20181607; 20230310.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
MER Evolution Terminals v2.1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Ontvangstbevestiging aanvullingen voor de aanvraag 31252 aanvraag ETBV - 7170967.msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
MER Evolution Terminals v2.2 _ 20181607.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
MER Evolution Terminals v 2.2_30112023 _ 20181607.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231130 1550 updated MER2.2 notes.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231201 1135 MER update submitted.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231201 1142 MER update received dcmr.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231201 1425 MER update received dcmr MER team.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231206 ETBV confirmation of permit timelines to DCMR.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231214 confirmation MER is with comittee MER.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
MER Evolution Terminals v 2.2_30112023 _ 20181607.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
001 Toelichting aanvraag ETBV 20231103 - V5.2 def.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
005 bijl 2 - QRA ETBV NH3 opslag 25-09-2023 def.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
005 bijl 5 - MRA ETBV - V2.5 - 20231102.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
005 bijl 5F - MRA Situatietekening.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
005 bijl 5G - MRA Tekening riolering.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
005 bijl 5H - ETBV MRA MSDSen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
005 bijl 5I - ETBV MRA SVT V.1.5.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
005 bijl 5J MRA ETBV - Proteus model V2.5 - 20231101.sdf	.sdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
005 bijl 5K - MRA ETBV - Proteus Rapport V2.5 20231030.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
005 bijl 5L - MRA ETBV - MFT model - 20231101.sdf	.sdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
005 bijl 5M - MRA ETBV - Proteus Rapport MFT 20231101.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
005 bijl 5N - MRA ETBV - TZV berekeningen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
005 bijl 5O - MRA ETBV Onderzoek steigers.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
005 bijl 9 - Integraal Plan Brandveiligheid v003.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
008 a - Checklist PGS 12 - v3.5.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
011 Akoestisch onderzoek Evolution Terminals v3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
013 MRA ETBV - V2.5 - 20231102.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
013 MRA ETBV Bijl 5a - Proteus model V2.5 - 20231101.sdf	.sdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
013 MRA ETBV Bijl 5b - Proteus Rapport V2.5 20231030.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
013 MRA ETBV bijl 5c MFT model - 20231101.sdf	.sdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
013 MRA ETBV Bijl 5d - Proteus Rapport MFT 20231101.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
013 MRA ETBV Bijl 6 - TZV berekeningen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
013 MRA ETBV Bijl 7 Onderzoek steigers.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
019 a - MER Evolution Terminals v2.2 _ 20181607 def.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
020e - AERIUS 2023 berekening Referentie situatie v3.2.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
021 - Voortoets Natura 2000 ETBV feb 23 _ 20181607.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
025 - 23230011 rapport Maltaweg e.o. te Ritthem v002.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
31252-aanvraag-ETBV_formOLO_03-11-2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlagenoverzicht - 20231103 - v8.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Thumbs.db	.db	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230508 MRA ETBV Bijl 5b - ETBV MRA Rapport V.1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlage 4 - ETBV SVT V.0.9.0.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlage 5b - ETBV MRA Rapport V.0.9.5.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
MRA ETBV - V.0.9.5.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
MRA ETBV - V.1.0 def concept opm secr.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
MRA ETBV - V.1.0 def concept opm verwerkt.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
MRA ETBV - V2.0 - Augustus 2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
MRA ETBV Bijlage 6 - TZV berekeningen (NIEUW).docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
MRA ETBV Bijlage 7 Onderzoek steigers (NIEUW).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
013 MRA ETBV - V2.5 - 20231102.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
013 MRA ETBV - V3 - 2024 6-2-2024.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
013 MRA ETBV - V3 - 2024.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231212 NSP Wabo Beschikking.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231215 NSP confirmation on NOX area bounderies approval.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
FW_ Stikstofregistratie VCB_Thermphos.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
G-V-OR-0004-W-011_2023-09-01.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
020a - AERIUS 2023 berekening beoogde situatie VCB incl Evolution Terminals v3.4.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
020b - AERIUS 2023 berekening saldeirng Ex- IPV versus VCB incl. Evolution Terminals v3.5.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
020d - AERIUS 2023 berekening Evolution Terminals Bouwfase v2.3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
020e - AERIUS 2023 berekening Referentie situatie v3.3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231228 1200 email submittal WMB bouwfase.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Uw formulier - Wnb Gebiedsbescherming overige effecten is verzonden.msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Uw formulier Wet Natuurbescherming - Basismodule is verzonden.msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Uw formulier Wet natuurbescherming - gebiedsbescherming stikstof is verzonden.msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
WNB Legesheffing (ondertekend).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
wnb_basismodule_97998673 ingediend.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
wnb_basismodule_ondertekend_28dec23_aanlegfase.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
wnb_module1a_97998689 ingediend.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
wnb_module1b_97998879 ingediend.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240402 BMD to Provincie Zeeland JWH.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240403 extention approved Provincie Zeeland.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
24027 Provincie Zeeland JWH.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240403 24.052 Provincie Zeeland JWH.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240503 0857 WNB request for extention of time.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240503 Provincie verlengen termijn WNB aanvraag.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240528 1835 confirmation of receipt WNB aanvullingen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
24.027 Provincie Zeeland 23feb24 verzoek aanvullingen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlage 2 AERIUS berekening Evolution Terminals apr. 2024.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Brief toelichting aanvullingen aanvraag NB vergunning aanlegfase ETBV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
M.2018.1184.13.R002 Onderzoek stikstofdepositie omgevingsvergunning bouwen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.1.1 Machtiging ETBV aan BMD Advies_POA.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.1.2 Voortoets Evolution Terminals def 31augustus 2021.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.1.3 Onderzoek stikstofdepositie DGMR-V3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.1.4 Teksten formulieren.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.1.5 Uittreksel_handelsregister_78207886.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.1.6 Wnb_basismodule_82967249.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.1.7 Wnb_basismodule_ondertekend_2sep2021.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.1.8 Wnb_module1a_83118819.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.1.9 Wnb_module1b_82967858.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
4.2.1 Verzoek om aanvullende gegevens (ondertekend) 15okt2021.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.2.11 Voortoets Evolution terminals def 8 februari 2022.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.2.12 AERIUS2021_bijlage_02_Beoogd_incl_ET_20220202173922_ReszGH8E2odU.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.2.13 AERIUS2021_bijlage_03_ReferentievsBeoogd_incl_ET_20220202173051_RhrmDrUE1nmu.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.2.14 AERIUS2021_bijlage_01_Referentie_ex-IPV_20220202173318_Rwch3kRZQtEC.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.2.15 Ontvangstbevestiging aanvullende gegevens (ondertekend).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.2.16 22.081 brief post bevestiging aanvullingen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.2.3 Brf verzoek uitstel termijn aanvulling aanvraag NB vergunning.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.2.4 21.396 Provincie Zeeland bevestiging uitstel aanvullingen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.2.6 Brief toelichting aanvullingen aanvraag NB vergunning ETBV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.2.7 BH4836-MI-NT-220203-Uitgangspunten stikstofdepositie Ex-IPV en VCB.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.2.8 Bijlage 2 AERIUS berekening Evolution Terminals.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.2.9 M.2018.1184.13.R001.v4.onderzoek stikstofdepositie Evolution Terminals.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlage 2 Berekening AERIUS bedrijfssituatie.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
M.2018.1184.13.R001.v2.onderzoek stikstofdepositie Evolution Terminals.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
M.2018.1184.13.R001.v3.onderzoek stikstofdepositie Evolution Terminals.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
M.2018.1184.13.R001.v3.onderzoek stikstofdepositie DGMR.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Machtiging ETBV aan BMD Advies_POA.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
uittreksel_handelsregister_78207886.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Voortoets Evolution Terminals def 31augustus 2021.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
wnb_basismodule_ondertekend_2sep2021.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
wnb_module1a_83118819.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
wnb_module1b_82967858.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20211216 Brief toelichting aanvullingen aanvraag NB vergunning ETBV (MRE).docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
BH4836MINT2109071545_Uitgangspunten stikstofdepositie Ex-IPV en VCB_Final 7sep2021.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Brief toelichting aanvullingen aanvraag NB vergunning ETBV.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Brief toelichting aanvullingen aanvraag NB vergunning ETBV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
BH4836-MI-NT-220203-Uitgangspunten stikstofdepositie Ex-IPV en VCB.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Brief toelichting aanvullingen aanvraag NB vergunning ETBV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
M.2018.1184.13.R001.v4.onderzoek stikstofdepositie Evolution Terminals.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Verzoek om aanvullende gegevens (ondertekend) 15okt2021.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Voortoets Evolution terminals def 8 februari 2022.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
AERIUS2021_bijlage_03_ReferentievsBeoogd_incl_ET_20220218142537RqEhnGr4HwUm.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlage 2 AERIUS berekeing Evolution Terminals feb. 2022.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
M.2018.1184.13.R001 onderzoek stikstofdepositie Evolution Terminals.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
AERIUS berekening bedrijfsactiviteiten Evolution Terminals met VCB .pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
AERIUS berekening bedrijfsactiviteiten verschil ETBV met VCB tov referentie.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
AERIUS berekening bedrijfssituatie Evolution Terminals peiljaar.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
AERIUS berekening bouwfase Evolution Terminals.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
AERIUS berekening referentie situatie ExIPV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
M.2018.1184.13.R001.v5. Onderzoek stikstofdepositie Evolution Terminals.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
AERIUS bedrijfsactiviteiten verschil ETBV met VCB tov referentie.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
AERIUS berekening bedrijfsactiviteiten Evolution Terminals met VCB .pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
AERIUS berekening bedrijfssituatie Evolution Terminals peiljaar.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
AERIUS berekening bouwfase Evolution Terminals.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
AERIUS berekening referentie situatie ExIPV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
M.2018.1184.13.R001.v5. Onderzoek stikstofdepositie Evolution Terminals.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
2.1 AERIUS 2023 berekening Evolution Terminals peiljaar 2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
2.2 AERIUS 2023 berekening Evolution Terminals Bouwfase.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
3.2 AERIUS 2023 berekening Referentie situatie.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
3.3 AERIUS 2023 berekening beoogde situatie VCB incl ETBV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
3.4 AERIUS 2023 berekening saldeirng Ex IPVvsVCB incl ETBV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
020a - AERIUS 2023 berekening beoogde situatie VCB incl Evolution Terminals v3.4.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
020b - AERIUS 2023 berekening saldeirng Ex- IPV versus VCB incl. Evolution Terminals v3.5.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
020c - AERIUS 2023 berekening Evolution Terminals peiljaar 2023 v2.2.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
020d - AERIUS 2023 berekening Evolution Terminals Bouwfase v2.3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
020e - AERIUS 2023 berekening Referentie situatie v3.3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlagenoverzicht - 14 november 2023 - v9.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20240502 dgmr email updated aerius.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlage 2 AERIUS berekening Evolution Terminals apr. 2024.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
12-09-94 vergunning P-productie en AW-station.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
14-07-94 NSP vergunningaanvraag-p-productie.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
14-07-94 vergunningaanvraag P-productie (1).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230815 UHR VCB.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Aanvraag Vergunning Hinderwet 1992.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Beschikking 27 april 1993.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
BH1828IBNT002F01_Notitie nadere beschouwing Referentiesituatie Thermphos-VCB (4).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlage-10-Passende-Beoordeling-Thermphosinclbijlagen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlage-5a-emissies-naar-lucht-overzicht-emissiebronnen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Deltius Revisievergunning 14 februari 2005.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
G-V-OR-0004-W-011_2023-11-03.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Melding Milieuneutrale wijziging tbv Evolution.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Melding Milieuneutrale wijziging tbv Evolution_bijlage.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Milieuneutrale aanvraag wijzigen inrichtingsgrenzen VCB.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Notitie stikstofruimte VCB Vergunningen_final.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
restvergunning IPV kades kantoor steiger.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
verg 05-01-’95 opslag verlading PAPP.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
vergunning NB-wet 2007.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
vergunningaanvra 1996.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
verladingen aanvraag.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Wabo Beschikking.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
def beschikking pos weigering 28-4-2022.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
FW_ Status besluit Evolution Terminals.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ontwerp beschikking pos weigering 3-3-22.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.1 M.2018.1184.13.R001 onderzoek stikstofdepositie 18feb2021 ETBV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.10 BH1828IBRP001F02_Rapport redeneerlijn transportbewegingen 09122020_AB.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.11 BH4836TPNT2012090703_Stikstofdepositie Thermphos_Eindconcept.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.12 BH4836TPNT2103030702_Stikstofdepositie Thermphos_Final.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.13 Notitie salderingsaanpak VCB Thermphos_03112020.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.14 Presentatie NSP Salderingsopgave vml. Thermphos Terrein.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.15 Calculation company situation base 15-10-2020.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.16 Calculation company situation extended assumptions 15-10-2020.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.17 Calculation construction phase stage IIIB 16-10-2020.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.2 M.2018.1184.13.R001.v2.onderzoek stikstofdepositie 2aug21.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.20 Assumptions Nitrogen Calculation ETBV 2020-09-28.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.3 M.2018.1184.13.R001.v3.onderzoek stikstofdepositie DGMR.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.4 Berekening depositie 30-06-2020.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.5 Berekening AERIUS bouwfase 18feb2021.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.6 Berekening AERIUS bedrijfssituatie 18feb2021.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.7 Berekening AERIUS bedrijfssituatie 2aug21.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.8 AERIUS berekening Evolution Terminals bedrijfssituatie 11-01-2021.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
4.3.9 Assumptions calculations Evolution Terminals.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221207 NRB analyse ETBV_Concept_V1.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221223 NRB analyse ETBV_Concept_V2.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221228 NRB analyse ETBV_Concept_V2 (EJ).docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20180716 Notitie Reikwijdte en detailniveau.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20190702 Mail publicatie NRD FW Uw formulier is verzonden.msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20191204 NRD brief DCMR.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
NRD _ 20181607.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
reactie dcmr op NRD _ 20181607.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
vervallen conceptMER Evo november 2020 _ 20181607.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
000 31252-aanvraag-ETBV_Papieren-formulier-(PDF)_30-12-2022.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
001 Toelichting aanvraag ETBV 20221230 definitief.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002a Situatietekening.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002b Tekening opslagtanks.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002c Tekening riolering.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002d Tekening brandleidingen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002e Tekening bouwwerken.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002f Tekening toegangspoorten.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002g Kadastrale kaart.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
003 Overzicht ETBV opslagtanks 20221230.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
004 Veiligheidsinformatiebladen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
005 Veiligheidsrapport gesterd met bijlagen 30dec2022.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
006 QRA ETBV NH3 opslag 9-12-2022.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
007 beschikking pos weigering 20220428.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
008d Checklist PGS 29 30dec2022.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
009 Kennisgeving BRZO 20221221.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
010 Bodemrisico Inventarisatie_30dec22.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
011 AO M.2018.1184.11.R001.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
012 OLK M.2018.1184.12.R001.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
015 ETBV energieverbruik 20221230.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
016 Machtiging ETBV 20210902.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlagenoverzicht 30dec2022.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlages English version.pptx	.pptx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Webopname_30-12-2022_154411_www.omgevingsloket.nl.jpeg	.jpeg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Webopname_30-12-2022_154449_www.omgevingsloket.nl.jpeg	.jpeg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
001 Toelichting aanvraag ETBV 20221230 definitief.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002a Situatietekening.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002b Tekening opslagtanks.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002c Tekening riolering.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002d Tekening brandleidingen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002e Tekening bouwwerken.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002f Tekening toegangspoorten.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
002g Kadastrale kaart.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
003 Overzicht ETBV opslagtanks 20221230.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
004 Veiligheidsinformatiebladen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
007 beschikking pos weigering 20220428.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
008a Checklist PGS 12 22feb2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
008c Checklist PGS 18 22feb2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
008c.1 Notitie afwijken PGS-18 22feb2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
008d Checklist PGS 29 30dec2022.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
009 Kennisgeving BRZO 20221221.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
010 Bodemrisico Inventarisatie_30dec22.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
011 AO M.2018.1184.11.R001.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
012 OLK M.2018.1184.12.R001.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
013 MRA.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
013a MRA bijlage 5a Proteus Model V0.9.5..sdf	.sdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
015 ETBV energieverbruik 20221230.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
016 Machtiging ETBV 20210902.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
017 IPB rev. 1 DEF.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
018 UPD versie 002.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
019a plandocument MER excl. bijlagen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
019b plandocument MER Bijlagenboek.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
31252-aanvraag-ETBV_Ingediende-aanvraag_melding-(PDF)_22-02-2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Bijlagenoverzicht 22feb2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
De aanvraag 31252 aanvraag ETBV - 7170967 is ingediend (milieu).msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
De aanvraag 31252 aanvraag ETBV - 7170967 is ingediend (water).msg	.msg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231229 Concept environment vergunning ETBV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231229 dcmr guiding email Concept environment permit ETBV.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230125 Checklist PGS 12 - concept v2.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230210 Checklist PGS 12 - concept v2 comments.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230505 Checklist PGS 12 - concept v2 20230501 (FJ).docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230210 Checklist PGS 18 - concept comments.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230505 Checklist PGS 18 - concept v2 20230426 (EJ).docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Checklist PGS 18 - concept.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Notitie afwijken PGS-18 31-1-23.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Notitie afwijken PGS-18.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221223 Checklist PGS 29 - concept v2.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230505 Checklist PGS 29 - concept v2 20230501 (FJ).docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221205 QRA ETBV NH3 opslag revEJ.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221216 QRA ETBV NH3 opslag.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230430 QRA ETBV NH3 opslag.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230503 QRA ETBV NH3 opslag 25-04-2023 (FJ).pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20231128 notitie ETBV vergroten doorzet NH3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
3.1 Notitie QRA test NH3 opslagtanks.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
3.3 Evolution terminals 2021-26-7-2021 export.psux	.psux	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
3.4 Evolution Terminals Faalfrequenties berekend 17-11-2020.xlsx	.xlsx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV basis PR-all 1-11-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV fn-curve 1-11-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV PR-10-08 1-11-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV PR-10-30 1-11-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV PR-all 1-11-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV PR-all legenda 1-11-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Attachement A - Combined PFDs with Isolatable Sections.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
LIN-07-R-01 Consequence Modelling Vlissingen Site rev1.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
LIN-07-R-02 QRA Vlissingen Site rev 3.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
LIN-07-TN-01 Assumptions Sheets - r2.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
LIN-07-R-02 QRA Vlissingen Site rev 5.0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV basis pr-all 26-04-2023 v2 BM-HS.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV fn-curve 26-04-2023 BMD-HS.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV fn-curve 30.000 m3 geen tankput BMD-HS.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV fn-curve 30.000 m3 met tankput BMD-HS.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV fn-curve 50.000 m3 geen tankput BMD-HS.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV fn-curve 50.000 m3 met tankput BMD-HS.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV FN-Curve grote tanks 50.000 m3 in tankput 11-7-2023 BMD-HS.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
etbv pr-all grote tanks 50.000 m3 nh3 9-7-2023 BMD-HS.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV pr10-30 30.000 m3 geen tankput BMD-HS.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV pr10-30 30.000 m3 met tankput BMD-HS.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV pr10-30 50.000 m3 geen tankput BMD-HS.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV pr10-30 50.000 m3 met tankput BMD-HS.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV bijlage 2 data faalfrequentie 25-09-2023.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
QRA ETBV NH3 opslag 25-09-2023 concept.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV FN-curve NH3 uitgebreid 20-11-2023.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV PR-10-8 basis NH3 uitgebreid 20-11-2023.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV PR-ALL basis NH3 uitgebreid 20-11-2023.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV FN-curve NH3 uitgebreid 20-11-2023.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV PR-10-06 detail NH3 uitgebreid 21-11-2023.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV PR-10-06 NH3 uitgebreid 21-11-2023.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV PR-10-08 NH3 uitgebreid 21-11-2023.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
ETBV PR-10-30 NH3 uitgebreid 21-11-2023.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV PR-ALL NH3 uitgebreid 21-11-2023.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV PR-ALL NH3 uitgebreid legenda 21-11-2023.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
ETBV PR-ALL NH3 uitgebreid met EV-zone 21-11-2023.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Evolution+Terminals+2022_Gebied+10+km+3-2-2022_resultaten_output_bev.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Evolution+Terminals+2022_Gebied+10+km+3-2-2022_uitvoer_output_bev.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Evolution+Terminals+2022_Gebied+5+km+3-2-2022_resultaten_output_bev.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Evolution+Terminals+2022_Gebied+5+km+3-2-2022_uitvoer_output_bev.zip	.zip	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
effect 25.000 m3 nh3 10-1-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
effect 25.000 m3 nh3 d9 11-1-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
effect 25.000 m3 nh3 dag 11-1-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
effect 25.000 m3 nh3 nacht 11-1-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
effect 50.000 m3 nh3 10-1-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
effect 50.000 m3 nh3 zonder tankput 11-1-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
etbv nh3 25.000 m3 tankput 11-1-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
etbv nh3 25.000 m3 tankput grid 11-1-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
etbv nh3 50.000 m3 tankput 10-1-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
etbv nh3 50.000 m3 tankput grid 10-1-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
fn-curve 25.000 m3 tankput 11-1-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
fn-curve 50.000 m3 tankput 10-1-2022.jpg	.jpg	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230426 Logitech RAil L22704-S-3D-020-A.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20220120 EVO - Definitief UPD versie 002.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230505 ETBV - UPD versie 3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230508 ETBV - UPD versie 3.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221223 Veiligheidsrapport Evolution Terminals concept 1.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221227 Veiligheidsrapport Evolution Terminals concept (EJ).docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221228 Veiligheidsrapport Evolution Terminals Concept - V2 (C).docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20221228 Veiligheidsrapport Evolution Terminals Concept - V2.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
20230501 Veiligheidsrapport Evolution Terminals_26-4-2023 concept 3.1 (EJ FJ).docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
2 Bijlage QRA ETBV NH3 opslag 25-04-2023.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
Veiligheidsrapport Evolution Terminals_26-4-2023 concept 3.1.docx	.docx	Project Data	Permitting, Studies and Engineering	Permit Data and Submittals
230039 Geotechnisch Rapport water - Vlissingen - V0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_1.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_15.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_16.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_17.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_18.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_19.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_2.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_20.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_21.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_22.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_23.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_24.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_3.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_4.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
230039_8a.GEF	.GEF	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
23.02-015-CAL-001-1.0 Foundation Advice EvoTerminals Vlissingen.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
23.10-001 geotechnical investigation report Ritthem (CPT’s) V0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
23.10-002 geotechnical investigation report Ritthem (boreholes) V0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
23.10-008 Geotechnical Investigation Report (Resistivity measurements) V0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Soil Tests for Engineering
22061-30-14A-001_Layout_Option0_rev 0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-001_Layout_rev 0.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-80-11A-001_PFD_rev 0 BIODIESEL.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-80-11A-001_PFD_rev 0 BIODIESEL.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
22061-80-11A-002_PFD_rev 0 AMMONIA.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-80-11A-002_PFD_rev 0 AMMONIA.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-80-11A-002_PFD_rev 0 METHANOL.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-80-11A-002_PFD_rev 0 METHANOL.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-001_Layout_Option0_rev 0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-80-11A-001_PFD_rev 0 BIODIESEL.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-80-11A-002_PFD_rev 0 AMMONIA.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-80-11A-002_PFD_rev 0 METHANOL.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-001_Layout_Option0_rev 2 real plant north.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-001_Layout_Option0_rev 2 real plant north.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-001_Layout_Option0_rev 2 real plant north_with_map.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-001_Layout_Option0_rev 2.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-001_Layout_Option0_rev 2.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-002_Layout_Option0_rev 1.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-002_Layout_Option0_rev 1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-003_Layout_Option0_rev 1.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-003_Layout_Option0_rev 1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-004_Layout_Option0_rev 1.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-004_Layout_Option0_rev 1.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-005_Layout_Option0_rev 0.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-005_Layout_Option0_rev 0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-006_Layout_Option0_rev 0 real plant north.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-006_Layout_Option0_rev 0 real plant north.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-007_Layout_Option0_rev 0.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-007_Layout_Option0_rev 0.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-008_Layout_Option0_rev 0 real plant north.dwg	.dwg	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
22061-30-14A-008_Layout_Option0_rev 0 real plant north.pdf	.pdf	Project Data	Permitting, Studies and Engineering	Tank Layouts and PFD
EVO_1 - existing.jpg	.jpg	Project Data	Terminal Concept Designs and Drawings	3D Images
EVO_17 - Photo.jpg	.jpg	Project Data	Terminal Concept Designs and Drawings	3D Images
EVO_18 - Photo.jpg	.jpg	Project Data	Terminal Concept Designs and Drawings	3D Images
EVO_2 - ammonia.jpg	.jpg	Project Data	Terminal Concept Designs and Drawings	3D Images
EVO_3 - 400,000 cbm.jpg	.jpg	Project Data	Terminal Concept Designs and Drawings	3D Images
EVO_7 .jpg	.jpg	Project Data	Terminal Concept Designs and Drawings	3D Images
EVO_8 - Photo.jpg	.jpg	Project Data	Terminal Concept Designs and Drawings	3D Images
Memo update grid connection Stedin-19-03-2024.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Electricity
Ritthem Evolution dtm 210204.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Electricity
20221130 Road measured from plot.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Fence
20230421 22061-30-14A-003_Layout_Option0_rev 2 FW.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Fire water network
22152BMI_Aannames kaaimuur_221202 (Review WSP d.d. 6-12-2022).pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A01_maritieme layout_vD_20221123 (Review WSP d.d. 6-12-2022).pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A03_nieuwe kaaimuur typical_20221110 (Review WSP d.d. 6-12-2022).pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A04_brug typical_20221206 (Review WSP d.d. 6-12-2022).pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A05_sonderingen_v0_20221118 (Review WSP d.d. 6-12-2022).pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
NSET-N-001 Review Fase 1 Voorstudie Evolution Terminal.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
Review tabel Fase 1 Voorstudie Evolution Terminal (d.d. 6-12-2022).xlsx	.xlsx	Project Data	Terminal Concept Designs and Drawings	Jetty
20230221 NSP dredging estimate.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
G-VSN-OR-0006-O-001-Dwarsprofiel.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
G-VSN-OR-0006-O-001-Situatie.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
Fwd_ Baggervakken Evolution Terminals.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
G-VSN-OR-0006-O-001-Dwarsprofiel.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
G-VSN-OR-0006-O-001-Situatie.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
20231023 NSP-ETR-R-003 Reviewtabel DO v0.xlsx	.xlsx	Project Data	Terminal Concept Designs and Drawings	Jetty
Programma van eisen Evolution Terminals DEF 16 okt 2023.docx_ondertekend_2023.10.24.05.01.21.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_Steiger Evolution Terminals Vlissingen_20231117.nwd	.nwd	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A01_maritieme layout_vA_20221004.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
22152BMI_ON_A02_terreinprofiel en aanmeerconfig_vA_20221004.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
referentiefoto’s ter verduidelijking.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A01_maritieme layout optie 1_v0_20220923.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A02_maritieme layout optie 2_v0_20220923.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
referntiefoto’s ter verduidelijking.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
BH3225-101-100-030-blad001-rev0_20200516_option1.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
BH3225-101-100-030-blad002-rev0_20200516_option2.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
BH3225-101-100-030-blad003-rev0_20200516_option3.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
BH3225-101-100-030-blad004-rev0_20200516_option4.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A01_maritieme layout_vD_20221123.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A03_nieuwe kaaimuur typical_20221110.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A04_brug typical_20221116.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A05_sonderingen_v0_20221118.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_raming_vA_221123.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_Aannames kaaimuur_221202.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A04_brug typical_20221206.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A08_maritieme layout variant C_v0_20230118-Model-ACAD - Standard.zip	.zip	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A08_maritieme layout variant C_v0_20230118.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A08_maritieme layout variant C_vC_20230929.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
230039 Geotechnisch Rapport water - Vlissingen - V0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
RN-STR001 - Basis of Design.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
RN-STR002 - Waterbouw.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
RN-STR003 - Staalbouw.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A10_pompkelder achter kaai_20230619.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
Q2331028-10J1R0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
Q2331028-10J2R0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
Q2331028-12J1R0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
Q2331028-12J2R0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
Q2331028-16J1R0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
Q2331028CO-J1R0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
Q2331028CO-J2R0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
RE MLA vraag offerte.msg	.msg	Project Data	Terminal Concept Designs and Drawings	Jetty
PROJECTEN_OUD-#62182-v1-ZSSS-02-T-VO-02-203_rev_1_pdf.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
PROJECTEN_OUD-#62266-v1-ZSP10055-SO-00-003-jetty_stage_1_and_2_pdf.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
PROJECTEN_OUD-62182-v1-ZSSS-02-T-VO-02-203_rev_1_pdf.PDF	.PDF	Project Data	Terminal Concept Designs and Drawings	Jetty
ZSP10055-SO-00-001-tek fasering-v2-rev1.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
ZSP10055-SO-00-003.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Jetty
ZSP10055-VO-01-002.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Jetty
ZSP10220-DI-02-001-GBKN met kapiteinskamer.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
ZSP10220-DI-02-001.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Jetty
ZSSS-02-T-VO-02-203 rev 1.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
ZSSS-02-T-VO-02-302.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
20230509 Stepan functional requirements Jetty (1).docx	.docx	Project Data	Terminal Concept Designs and Drawings	Jetty
20230705 Stepan functional requirements v3.docx	.docx	Project Data	Terminal Concept Designs and Drawings	Jetty
20231031 Stepan functional requirements V4.docx	.docx	Project Data	Terminal Concept Designs and Drawings	Jetty
jetty line list 2023-06-21-for estimation.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
PLAN.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
02_20.06.2023_22061-Evo.nwd	.nwd	Project Data	Terminal Concept Designs and Drawings	Jetty
jetty line list 2023-06-21-for estimation.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
PLAN.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
Marin report Jetty Sim.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
Marin Report March 2023.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
PROJECTEN_OUD-#61682-v1-Voortoets_Realisatie_en_exploitatie_Sloesteigers_Vlissingen_totaal_pdf.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
2022 NSP concept Zelfbouw overeenkomst.docx	.docx	Project Data	Terminal Concept Designs and Drawings	Jetty
20230131 Jettyc selected design to NSP.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
22152BMI_ON_A01_maritieme layout_vD_20221123.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A08_maritieme layout variant C_v0_20230118.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
ACTUELE_DOSSIERS-#249549-v1-Policy_regarding_the_building_of_port_infrastructure_at_ZSP_NorthSeaPort_20170811.docx	.docx	Project Data	Terminal Concept Designs and Drawings	Jetty
RE 22.152 Evolution Terminal Jetty - Verslag overleg 27092022.msg	.msg	Project Data	Terminal Concept Designs and Drawings	Jetty
0. Voorstel Zelfbouwpolicy North Sea Port 2022.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
1. Voorstel zelfbouwaanvraag.docx	.docx	Project Data	Terminal Concept Designs and Drawings	Jetty
20230131 Jettyc selected design to NSP.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A01_maritieme layout_vD_20221123.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
22152BMI_ON_A08_maritieme layout variant C_v0_20230118.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
RE 22.152 Evolution Terminal Jetty - Verslag overleg 27092022.msg	.msg	Project Data	Terminal Concept Designs and Drawings	Jetty
20230609 PvEisen ETBV DRAFT.docx	.docx	Project Data	Terminal Concept Designs and Drawings	Jetty
20231024 PvE ETBV DEF 16 okt 2023 signed NSP.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Jetty
Rapport NGE DEFINITIEF-RO-160073 CR HVO-NGE Vlissingen-Oost versie 2.0.PDF	.PDF	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Rapport PRA-NGE DEFINITIEF-RO-160292 CR Beleidskaart Vlissingen Oost-versie 1.0.PDF	.PDF	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Aanmeldingen Workshop kabels en leidingen.xlsx	.xlsx	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Agenda workshop K&L.docx	.docx	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
G-VSZ-BO-0002-W-005.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Sloegebied GW K&L en K&L straten.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Sloegebied GW kabels en leidingen.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Theoretisch profiel K&L update mei ‘23.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Waterbalans VCB Terrein.xlsx	.xlsx	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
NSP kabels leidingen 22 augustus 2023 presentatie incl verslaglegging.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
NSP-OSW-ST-DRS-002 V0.2.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
NSP-OSW-ST-DRS-003 V0.2.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
NSP-OWS-ST-DRS-002-003 v0.2.zip	.zip	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
NSP-OWS-ST-OVE-001 v0.2.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
NSP-OWS-ST-OVE-001 v0.2.zip	.zip	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
492651 Barrier c3.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
492651 End Pipes Road 11.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
492651_SPOOR_v2 Deel1-2.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
492651_SPOOR_v2 Deel2-2.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
4P NDL801-00PAB-CTC-601093_A.PDF	.PDF	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
62-60-sd-2005-e.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
HPIM0772.jpg	.jpg	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
IMG_0500.JPG	.JPG	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
NDL801-10PAB-&CLB-601519.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
NS9890-R-2-0 - Sterkteberekening DN2300 koelwaterleiding incl bijlagen.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Rohrmodell.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Schetsnr492651.176.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Sloecentrale tek cooling water outlet pipe 2008.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Technical report Rail crossing.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
G-V-OR-0004-W-003_2022-11-14.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
G-V-OR-0004-W-003_Evo. Terminal_2022-10-21.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
G-V-OR-0004-W-003_Evo.Terminal_2022-11-10.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
G-V-U-20V24-O-001.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Funderingselementen_22-11-2022.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Funderingselementen_oost.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Funderingselementen_west.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
L19032-S-06-B - acad2013.zip	.zip	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
L19032-S-06-B_v2.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Notitie uitgangspunten spooremplacement voormalig Thermphos terrein Vlissingen-Oost.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Schema 2 treinen.pptx	.pptx	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Riolering tpv Evolution Terminals_11-11-2022.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
000471-aarding en bliksembeveiliging.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
000969-aarding en bliksembeveiliging.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
001651-aarding en bliksembeveiliging.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
1e verdieping.tif	.tif	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
2e verdieping.tif	.tif	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
3e verdieping.tif	.tif	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
66602-00728-000-Begane grond.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
66602-00729-000-1e verdieping.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
66602-00730-000-2e verdieping.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
66602-00731-000-3e verdieping.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
begane grond.tif	.tif	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
doorsnede gebouw.tif	.tif	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
gevelaanzicht NO-NW.tif	.tif	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
gevelaanzicht ZO-ZW.tif	.tif	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Taxatie Thermphos kantoorgebouw.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
Vragenlijst taxatie -ingevuld.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
W-69133-6130 AI v1.0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
WOZ beschikking.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	NSP Provided Drawings
&AA-7611-B-ZA 1001 (EN) Tank.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Office
&AE G-ZG 1001 Office (1)(EN).pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Office
&AE G-ZG 1002 Office (2)(EN).pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Office
&AE G-ZG 1003 Workshop(EN).pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Office
&AE G-ZG 1004 Truck(EN).pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Office
Evolution office specifications Rev 1.docx	.docx	Project Data	Terminal Concept Designs and Drawings	Office
BH3225-101-100-001rev01_20200904_including_NewTrackdesign.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Rail
Rail Concept V2 2023-03-02.docx	.docx	Project Data	Terminal Concept Designs and Drawings	Rail
Uitgifte Evolution Terminals.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Rail
L19032-S-06-A.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Rail
L19032-S-15-B.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Rail
Schema.pptx	.pptx	Project Data	Terminal Concept Designs and Drawings	Rail
ZSP10220-SO-14-001-Ontwerp Logitech met erfgrens incl afstanden.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Rail
ZSP10220-SO-14-001.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Rail
RTC layout recommendation RHDHV BH3225-101-100-001.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Rail
trackOption2_ExtrasidingAndDeadEndAndPassingTrack.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Rail
trackOption3_ExtrasidingAndDeadEnd.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Rail
trackOption3_OptimizedCurveWithSingleSiding.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Rail
trackOption4_sidingInTheMiddle.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Rail
22061-30-14A-001_Layout_Option0_rev 2.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Sewerage
22061-30-14A-001_Layout_Option0_rev 2.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Sewerage
Riolering Van Cittersterrein_ET.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Sewerage
EVO.fbx	.fbx	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
01_21.03.2022-Evo.png	.png	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
02_21.03.2022-Evo.png	.png	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
03_21.03.2022-Evo.png	.png	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
04_21.03.2022-Evo.png	.png	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
2D Layout Labelled.jpg	.jpg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
3D Layout_ammonia+methanol.png	.png	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option1_rev 0.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option1_rev 0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option2_rev 0.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option2_rev 0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option3_rev 0.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option3_rev 0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option0_rev 1 LR.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option1_rev 1 (SQ A1).pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option2_rev 1 (SQ A2).pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option3_rev 1 (SQ).pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts

Document Name	Extension	Folder	Subfolder 1	Subfolder 2
22061-30-14A-002_Layout_Option0_rev 0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-003_Layout_Option0_rev 0 FW.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option0_rev 0.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option0_rev 0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-80-11A-001_PFD_rev 0 BIODIESEL.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-80-11A-001_PFD_rev 0 BIODIESEL.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-80-11A-002_PFD_rev 0 AMMONIA.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-80-11A-002_PFD_rev 0 AMMONIA.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-80-11A-002_PFD_rev 0 METHANOL.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-80-11A-002_PFD_rev 0 METHANOL.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option0_rev 2 real plant north.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option0_rev 2 real plant north.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option0_rev 2 real plant north_with_map.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option0_rev 2.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option0_rev 2.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-002_Layout_Option0_rev 1.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-002_Layout_Option0_rev 1.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-003_Layout_Option0_rev 1.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-003_Layout_Option0_rev 1.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-004_Layout_Option0_rev 1.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-004_Layout_Option0_rev 1.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-005_Layout_Option0_rev 0.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-005_Layout_Option0_rev 0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-006_Layout_Option0_rev 0 real plant north.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-006_Layout_Option0_rev 0 real plant north.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-007_Layout_Option0_rev 0.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-007_Layout_Option0_rev 0.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-008_Layout_Option0_rev 0 real plant north.dwg	.dwg	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-008_Layout_Option0_rev 0 real plant north.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Tank Farm Layouts
22061-30-14A-001_Layout_Option0_rev 2.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Terminal Flow Simulation
Data for Simulation Study.xlsx	.xlsx	Project Data	Terminal Concept Designs and Drawings	Terminal Flow Simulation
Jetty Infrastructure.docx	.docx	Project Data	Terminal Concept Designs and Drawings	Terminal Flow Simulation
20221205 GMvideo3D_v12.mp4	.mp4	Project Data	Terminal Concept Designs and Drawings	Terminal Flow Simulation
BI9049-RHD-ZZ-XX-PP-Z-0001-Results simulation study_v4.pdf	.pdf	Project Data	Terminal Concept Designs and Drawings	Terminal Flow Simulation
Data for Simulation Study.xlsx	.xlsx	Project Data	Terminal Concept Designs and Drawings	Terminal Flow Simulation

61

ANNEX 3.2

Assets

Current Assets

Rabobank a/c 0358 8993 97	€769.13
Pre-Paid (Stedin)	€117,123.06
Pre-Paid (Jetty Dues)	€211,473.00
VAT Receivable	€32,570.31
€361,935.50

Project Assets

All material project assets are in the Data Room

Liabilities (None other than accruals)

To:	For:	Amount Accrued:	VAT	Total
DGMR	Transport Calculations for MER
		€6,900.00	€1,449.00	€8,349.00	Based on Quotation
DGMR	NOx update construction activities
		€2,905.50	€610.16	€3,515.66	Based on Quotation
Rho Advisors	50% completion payment for MER updates (50% downpayment already made)
		€11,092.50	€2,329.43	€13,421.93	Based on Quotation
Marc Tesselaar	November Services				Estimate based on hours to closing
		€10,000.00	€2,100.00	€12,100.00
Stolk Park	November Services				Estimate based on hours to closing
		€1,000.00	€210.00	€1,210.00
				€38,596.58

61

ANNEX 4.3

None other than in Data Room.

62

ANNEX 9.1

None other than in Data Room.

63

ANNEX 9.2

None other than in Data Room.

64

ANNEX 12.1

None other than in Data Room.